    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 1997



                                                      REGISTRATION NO. 333-19493

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
              REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

                                 PRE-EFFECTIVE


                                AMENDMENT NO. 1


                           SIRROM CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                          500 CHURCH STREET, SUITE 200
                           NASHVILLE, TENNESSEE 37219
                                 (615) 256-0701
           (Address and Telephone Number Principal Executive Offices)

                                CARL W. STRATTON
                          500 CHURCH STREET, SUITE 200
                           NASHVILLE, TENNESSEE 37219
                    (Name and Address of Agent For Service)

                           COPIES OF INFORMATION TO:

                 BOB F. THOMPSON                                      FRED B. WHITE III
             BASS, BERRY & SIMS PLC                       SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
              FIRST AMERICAN CENTER                                   919 THIRD AVENUE
         NASHVILLE, TENNESSEE 37238-2700                             NEW YORK, NY 10022
                 (615) 742-6200                                        (212) 735-3000

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is 333-      .

                             ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           SIRROM CAPITAL CORPORATION

      CROSS-REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF INFORMATION
          REQUIRED BY PARTS A AND B OF FORM N-2 REGISTRATION STATEMENT


 ITEM     REGISTRATION STATEMENT ITEM AND                     CAPTION OR LOCATION
NUMBER                HEADING                                    IN PROSPECTUS
------  -----------------------------------  -----------------------------------------------------
   1.   Outside Front Cover................  Outside front cover
   2.   Inside Front and Outside Back Cover
        Page...............................  Inside front cover page
   3.   Fee Table and Synopsis.............  Prospectus Summary; Fees and Expenses; Additional
                                               Information
   4.   Financial Highlights...............  Selected Financial Data; Management's Discussion and
                                               Analysis of Financial Condition and Results of
                                               Operations
   5.   Plan of Distribution...............  Outside front cover; Certain Transactions;
                                             Underwriters
   6.   Selling Shareholders...............  Not Applicable
   7.   Use of Proceeds....................  Use of Proceeds
   8.   General Description of
        Registrant.........................  Outside front cover, Prospectus Summary; Investment
                                               Objectives and Policies; The Company; Business;
                                               Risk Factors; Distributions and Price Range of
                                               Common Stock; Portfolio Companies
   9.   Management.........................  Management; Custodian, Transfer and Dividend Paying
                                               Agent and Registrar
  10.   Capital Stock, Long-Term Debt, and
        Other Securities...................  Description of Capital Stock; Distributions and Price
                                               Range of Common Stock; Reinvestment Plan;
                                               Investment Objectives and Policies; Tax Status;
                                               Regulation
  11.   Defaults and Arrears on Senior
        Securities.........................  Not applicable
  12.   Legal Proceedings..................  Not applicable
  13.   Table of Contents of the Statement
        of Additional Information..........  Not applicable
  14.   Cover Page.........................  Not applicable
  15.   Table of Contents..................  Not applicable
  16.   General Information and History....  The Company
  17.   Investment Objective and
        Policies...........................  Investment Objectives and Policies
  18.   Management.........................  Management
  19.   Control Persons and Principal and
        Selling Shareholders...............  Principal and Selling Shareholders; Risk Factors
  20.   Investment Advisory and Other
        Services...........................  Custodian, Transfer and Dividend Paying Agent and
                                               Registrar; Independent Public Accountants;
                                               Investment Objectives and Policies
  21.   Brokerage Allocation and Other
        Practices..........................  Not applicable
  22.   Tax Status.........................  Tax Status
  23.   Financial Statements...............  Financial Statements


---------------

* Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS (Subject to Completion)

Issued January 23, 1997

                                2,900,000 Shares

                           Sirrom Capital Corporation
                                  COMMON STOCK
                            ------------------------


OF THE 2,900,000 SHARES OF COMMON STOCK BEING OFFERED HEREBY, 2,320,000 SHARES ARE BEING OFFERED INITIALLY IN THE UNITED STATES AND CANADA BY THE U.S.
   UNDERWRITERS AND 580,000 SHARES ARE BEING OFFERED INITIALLY OUTSIDE OF THE UNITED STATES AND CANADA BY THE INTERNATIONAL UNDERWRITERS. SEE
      "UNDERWRITERS." OF THE 2,320,000 SHARES OF COMMON STOCK BEING
      OFFERED BY THE U.S. UNDERWRITERS, 2,144,410 SHARES ARE BEING SOLD
       BY THE COMPANY AND 175,590 SHARES ARE BEING SOLD BY THE SELLING SHAREHOLDERS. OF THE 580,000 SHARES OF COMMON STOCK BEING
          OFFERED BY THE INTERNATIONAL UNDERWRITERS, 536,103 SHARES
          ARE BEING SOLD BY THE COMPANY AND 43,897 SHARES ARE BEING
            SOLD BY THE SELLING SHAREHOLDERS. SEE "PRINCIPAL AND
               SELLING SHAREHOLDERS." THE COMPANY WILL NOT
               RECEIVE ANY OF THE PROCEEDS FROM THE SALE OF
                  SHARES BY THE SELLING SHAREHOLDERS. THE
                  COMMON STOCK IS TRADED ON THE NASDAQ
                     NATIONAL MARKET UNDER THE SYMBOL
                     "SROM." ON JANUARY 21, 1997 THE LAST
                       REPORTED SALE PRICE FOR THE COMMON
                               STOCK WAS $37 3/4.

THE COMPANY IS A NON-DIVERSIFIED, CLOSED-END INVESTMENT COMPANY THAT HAS ELECTED TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY
  ACT OF 1940, AS AMENDED. THE COMPANY'S INVESTMENT OBJECTIVES ARE TO ACHIEVE
  A HIGH LEVEL OF INCOME FROM THE COLLECTION OF INTEREST AND PROCESSING AND
     FINANCIAL ADVISORY FEES, AS WELL AS LONG-TERM GROWTH IN ITS
     SHAREHOLDERS' EQUITY THROUGH THE APPRECIATION IN VALUE OF THE EQUITY
      INTERESTS IN ITS PORTFOLIO COMPANIES. SEE "BUSINESS." NO ASSURANCES
      CAN BE GIVEN THAT THE COMPANY WILL CONTINUE TO ACHIEVE THESE
        OBJECTIVES. THIS PROSPECTUS SETS FORTH THE INFORMATION ABOUT THE
        COMPANY THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING
        AND SHOULD BE RETAINED FOR FUTURE REFERENCE. ADDITIONAL
        INFORMATION ABOUT THE COMPANY HAS BEEN FILED WITH THE
          SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON
            WRITTEN OR ORAL REQUEST WITHOUT CHARGE. SEE "ADDITIONAL
                                 INFORMATION."
                            ------------------------



SEE "RISK FACTORS" BEGINNING ON PAGE 11 FOR CERTAIN INFORMATION THAT SHOULD BE
    CONSIDERED BY PROSPECTIVE PURCHASERS OF THE COMMON STOCK OFFERED HEREBY.
                            ------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                                    UNDERWRITING           PROCEEDS              PROCEEDS TO
                                PRICE TO           DISCOUNTS AND              TO                   SELLING
                                 PUBLIC            COMMISSIONS(1)         COMPANY(2)            SHAREHOLDERS
                               -----------         --------------         ----------         -------------------
Per Share..............        $                     $                    $                      $
Total(3)...............        $                     $                    $                      $

------------

    (1) The Company and the Selling Shareholders have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriters."


    (2) Before deducting expenses payable by the Company estimated at $595,000.


    (3) The Company has granted to the U.S. Underwriters an option, exercisable within 30 days of the date hereof, to purchase up to an aggregate of 435,000 additional Shares at the Price to Public less Underwriting Discounts and Commissions for the purpose of covering over-allotments, if any. If the U.S. Underwriters exercise such option in full, the total Price to Public, Underwriting Discounts and Commissions and Proceeds to
        Company will be $        , $        and $        , respectively. See
        "Underwriters."

                            ------------------------


     The Shares are offered, subject to prior sale, when, as and if accepted by the Underwriters named herein and subject to approval of certain legal matters by Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters. It is expected that the delivery of the Shares will be made on or about February 13, 1997 at the office of Morgan Stanley & Co. Incorporated, New York, N.Y., against payment therefor in immediately available funds.

                            ------------------------

MORGAN STANLEY & CO.
          Incorporated
             THE ROBINSON-HUMPHREY COMPANY, INC.
                          J.C. BRADFORD & CO.
                                      EQUITABLE SECURITIES CORPORATION
              , 1997

                           SIRROM CAPITAL CORPORATION


     The following map sets forth, as of December 31, 1996, the 24 states (and Washington, D.C.) in which the Company's borrowers maintain their principal place of business and the number of borrowers in each state.



                                      MAP

     NO PERSON IS AUTHORIZED IN CONNECTION WITH ANY OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, ANY SELLING STOCKHOLDER OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON STOCK OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREBY SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                             ---------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    4
The Company...........................   10
Additional Information................   10
Risk Factors..........................   11
Use of Proceeds.......................   14
Distributions and Price Range of
  Common Stock........................   15
Capitalization........................   16
Selected Financial Data...............   17
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................   18
Business..............................   23
Investment Objectives and Policies....   29
Portfolio Companies...................   31
Management............................   40
Certain Transactions..................   47
Principal and Selling Shareholders....   48
Determination of Net Asset Value......   49
Reinvestment Plan.....................   49
Tax Status............................   50
Description of Capital Stock..........   53
Regulation............................   54
Shares Eligible for Future Sale.......   56
Underwriters..........................   57
Legal Matters.........................   60
Custodian, Transfer and Dividend
  Paying Agent and Registrar..........   60
Reports to Shareholders...............   60
Independent Public Accountants........   60
Index to Financial Statements.........  F-1


                             ---------------------

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SHARES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NASDAQ NATIONAL MARKET, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     IN CONNECTION WITH THIS OFFERING, CERTAIN UNDERWRITERS MAY ENGAGE IN PASSIVE MARKET MAKING TRANSACTIONS IN THE COMMON STOCK ON THE NASDAQ NATIONAL MARKET IN ACCORDANCE WITH RULE 10B-6A UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. SEE "UNDERWRITERS."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by and should be read in conjunction with the more detailed information and the financial statements and notes thereto appearing elsewhere in this Prospectus. Unless otherwise indicated, all information in this Prospectus assumes no exercise of the Underwriters' over-allotment option.

     Information contained or incorporated by reference in this Prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in "Risk Factors" and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                                  THE COMPANY

     Sirrom Capital Corporation ("Sirrom" or the "Company") is a specialty finance company that is primarily engaged in making loans to small businesses. The Company's loans typically range from $500,000 to $5.0 million in size, have a five-year maturity, require interest payments monthly and are accompanied by warrants to purchase an equity interest in the borrower at a nominal exercise price (usually $.01 per share). The Company targets borrowers that meet certain criteria, including the potential for significant growth, adequate collateral coverage, experienced management teams with a significant ownership interest in the borrower, sophisticated outside equity investors and profitable operations. To develop new lending opportunities, the Company markets to an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Company believes the market for small commercial loans is underserved by traditional lending sources and that competitors generally are burdened with an overhead and administrative structure that hinders them from competing most effectively in this market. The principal investment objectives of the Company are to achieve
(i) a high level of current income from interest and processing and financial advisory fees and (ii) long-term growth in its shareholders' equity through the appreciation in value of the equity interests in its portfolio companies.


     The Company, which was founded in 1992, has experienced significant growth in both the size and diversity of its investment portfolio. At December 31, 1996, the Company had loans outstanding with a fair value of $221.5 million to 122 companies in a variety of industries. The Company's loan portfolio balances at December 31, 1993, 1994 and 1995 were $42.4 million, $72.3 million and $144.9 million, respectively. The Company's pre-tax operating income has increased from $2.1 million for the year ended December 31, 1993 to $17.1 million for the year ended December 31, 1996. Since inception, the Company has had realized gains of $10.1 million (net of realized losses) from the sale of its equity positions in portfolio companies and at December 31, 1996, had $12.4 million in unrealized appreciation of investments (net of unrealized depreciation of investments).



     The Company has begun to broaden its geographic presence. The Company has recently relocated a senior lender to manage a San Francisco office, and currently anticipates opening an office in the Northeast in fiscal 1997. In addition, the Company has entered into a joint venture with Toronto-Dominion Bank to jointly make small business loans in Canada similar to those made by the Company in the United States. In an effort to broaden its target market of borrowers, the Company has also begun to market loans with equity features to public companies with a market capitalization of less than $100.0 million through a newly formed subsidiary, Tandem Capital, Inc. ("Tandem"). The Company believes these borrowers are also underserved by traditional lending sources. In addition to making loans to small businesses, the Company also provides merger and acquisition advisory services with respect to companies in the small business sector through its wholly-owned subsidiary, Harris Williams & Co., a Virginia corporation ("Harris Williams"). Harris Williams typically receives a monthly retainer fee with respect to each engagement, as well as a success fee for each transaction that is closed.

     The Company is a non-diversified, closed-end investment company that has elected to be treated as a business development company (a "BDC") under the Investment Company Act of 1940 (the "1940 Act"). The Company was licensed as a small business investment company ("SBIC") by the U.S. Small Business Administration (the "SBA") under the Small Business Investment Company Act of 1958 (the "SBIA") on May 14, 1992. In August 1996, the Company transferred its SBIC operations, including its SBIC license, a majority of its assets and liabilities, to Sirrom Investments, Inc., its wholly-owned subsidiary ("SII").


                                  THE OFFERING

Common Stock Offered(1):

     International
Offering...................     580,000

     United States
Offering...................   2,320,000

          Total............   2,900,000

Common Stock to be
outstanding after the
  Offering.................  15,024,080
---------------

(1) Of the 2,320,000 shares of Common Stock being offered in the United States Offering, 2,144,410 shares are being sold by the Company and 175,590 shares are being sold by the Selling Shareholders. Of the 580,000 shares of Common Stock being offered in the International Offering, 536,103 shares are being sold by the Company and 43,897 shares are being sold by the Selling Shareholders.

Nasdaq National Market
  Symbol...................  SROM

Use of Proceeds............  Origination of loans and investments and temporary repayment of indebtedness. The Company will not receive any proceeds from the sale of Common Stock by the Selling Shareholders. See "Use of Proceeds."

Distributions..............  The Company has distributed and currently intends to continue to distribute quarterly to its shareholders 90% of its net investment income. See "Distributions and Price Range of Common Stock."

Risk Factors...............  Investment in shares of the Common Stock involves certain risks relating to the structure and investment objectives of the Company that should be considered by the purchasers of the Common Stock. See "Risk Factors."

                             Risks Associated with Investments in Small,
                             Privately Owned Companies. The Company's portfolio consists primarily of loans to and securities issued by privately owned small businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. In addition, there is typically no public market for securities of privately owned companies. A significant majority of the Company's portfolio securities are and will continue to be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely matter and at a fair price at times when the Company deems it necessary or advantageous. The valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors in the absence of readily ascertainable market values. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                             Risk of Payment Default. The loans made by the Company to small businesses carry a relatively high fixed rate of interest. The small businesses may have limited financial resources and may be unable to obtain financing from traditional sources. In addition, a borrower's ability to repay its loans may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and the likelihood of realizing on any guarantees obtained from the borrower's management. Investment in small businesses, therefore, involves a high degree of business and financial risk, which can result in substantial losses and accordingly, should be considered speculative.


                             Risks of Expansion. Since its inception, the Company has expanded its small business lending activities substantially, both in size and geographic scope. After this Offering, the Company anticipates not only continuing to expand its traditional small business lending activities, but also expanding its business to include unsecured loans to and investments in public companies with equity market capitalizations below $100.0 million and Canadian small businesses. No assurance can be given that the Company will continue to maintain the historic growth rates of its loan and investment portfolio, or that it will be able to develop sufficient lending and administrative personnel and management and operating systems to manage its expansion effectively.

                             Leverage Risks. The Company's use of leverage and its obligation to make required interest payments to its funding sources tends to increase the amount of risk associated with the Company's operations. Leverage magnifies the potential for gain and loss on monies invested and, therefore, results in an increase in the risks associated with an investment in the Company's securities.


                             Risk of Unavailability of Funds. As the Company grows, it will have a continuing need for long-term capital to finance its lending activities. Traditionally, the Company's capital needs have been met by borrowings under SBA programs, from commercial banks and through the sale of equity securities. As an SBIC, SII has borrowed $90.0 million, the maximum amount available to an SBIC, from the SBA at a relatively low interest rate. SII has supplemented its SBA borrowings with a $50.0 million revolving credit facility (the "Revolving Credit Facility") from First Union National Bank of Tennessee and a syndicate of other banks. At January 15, 1997, SII had $28.9 million outstanding thereunder. To support the Company's future loan origination activities outside of SII, the Company, through its wholly-owned subsidiary Sirrom Funding Corporation ("SFC"), has also established a $100.0 million five-year non-amortizing credit facility (the "ING Credit Facility"). At January 15, 1997, $2.0 million was outstanding under the ING Credit Facility.


                             Risk of Voluntary or Involuntary Termination of Pass Through Tax Treatment. The Company, SII and SFC have each qualified for and elected to be taxed as a regulated investment company (a "RIC"), and as such SII and SFC distribute at least 90% of their respective net investment income to the Company and the Company, in turn, distributes 90% of its net investment income, including such dividends, to its shareholders. In any year in which the Company, SII or SFC so qualifies, it generally will not be subject to federal income tax on net investment income and net capital gains distributed to its respective shareholders. However, the Company, SII or SFC may retain part or all of its realized long-term capital gains, in which case each such entity would be required to pay tax on such capital gains, and the Company's shareholders or the Company, as appropriate, would receive a deemed distribution and a tax credit for their or its pro rata portion of the tax paid by the entity that retains the capital gains. However, because the Company uses leverage, it is subject to certain asset coverage ratio requirements set forth in the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC under Subchapter M of the Code. The election to qualify as a RIC is made on an annual basis, and no assurance can be given that the Company, SII or SFC will continue to elect or to qualify for such treatment. Harris Williams does not qualify to be taxed as a RIC and therefore pays tax at the subsidiary level. If the Company, or any of its subsidiaries other than Harris Williams was to fail to qualify or elect not to qualify as a RIC and its income became fully taxable, a reduction in the Company's net assets by the amount of the tax payable, the amount of income available for distribution to the Company's shareholders and the percentage of such income actually distributed could result.


                               FEES AND EXPENSES

     The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.


SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price).............................       5.00%(1)
                                                                               ---------
  Dividend Reinvestment Plan fees............................................       None(2)
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)(3)
  Operating expenses.........................................................       2.16%(4)
                                                                               ---------
  Interest payments on borrowed funds........................................       3.28%
                                                                               ---------
          Total Annual Expenses (estimated)..................................       5.44%
                                                                               =========


------------

(1) The underwriting discounts and commissions with respect to the Common Stock sold by the Company in this Offering, which are onetime fees paid by the Company to the Underwriters in connection with this Offering, are the only sales load paid in connection with this Offering.

(2) The expenses of the Company's Dividend Reinvestment Plan (the "Reinvestment Plan") are included in stock record expenses, a component of "Operating expenses." The Company has no cash purchase plan. The participants in the Reinvestment Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases.


(3) Assumes a Net Asset Value of $254.2 million, which will be the Company's estimated shareholders' equity upon completion of the Offering.


(4) Operating expenses consist primarily of compensation and employee benefits, travel and other marketing expenses, rent and other similar expenses.

EXAMPLE


     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and are based upon the payment by an investor of a 5.0% sales load (the underwriting discounts and commissions paid by the Company with respect to the Common Stock sold by the Company in this Offering) and the payment by the Company of operating expenses at the levels set forth in the table above.



                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        --------   --------   --------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return...........  $    104   $    221   $    350   $    733

     This example should not be considered a representation of the future expenses of the Company, and actual expenses may be greater or less than those shown. Although the example assumes (as required by the Securities and Exchange Commission (the "Commission")) a 5.0% annual return, the Company's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares purchased by First Union National Bank, as administrator of the Reinvestment Plan (the "Reinvestment Plan Administrator") at the market price in effect at the time, which may be at, above or below net asset value. See "Reinvestment Plan."

                  SUMMARY HISTORICAL FINANCIAL AND OTHER DATA
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         FROM
                                                      INCEPTION                          YEAR ENDED
                                                       THROUGH                          DECEMBER 31,
                                                     DECEMBER 31,    --------------------------------------------------
                                                         1992          1993         1994          1995          1996
                                                     ------------    ---------    ---------    ----------    ----------
STATEMENTS OF OPERATIONS DATA:
  Total operating income..........................    $      918     $   4,214    $   8,238    $   15,575    $   27,680
  Interest expense................................           127         1,427        3,124         4,771         8,342
  General, administrative and amortization
    expenses......................................           218           928        1,313         2,702         5,480
  Pretax income of unconsolidated subsidiary......            43           207          553           812         3,264
                                                       ---------     ---------    ---------     ---------    ----------
  Pretax operating income(1)......................    $      616     $   2,066    $   4,354    $    8,914    $   17,123
                                                       =========     =========    =========     =========    ==========
  Pretax operating income per share...............    $      .17     $     .48    $     .83    $      .98    $     1.47
  Dividends per share.............................            --            --           --           .89(2)       1.18(2)
  Fully diluted weighted average number of shares
    outstanding...................................     3,548,000     4,274,000    5,222,000     9,072,000    11,666,000
OTHER OPERATING DATA:
  Number of portfolio companies with loans
    outstanding at period end.....................            17            38           57            91           122
  Number of new portfolio companies...............            17            24           25            44            48
  Principal amount of loans originated............    $   14,639     $  31,470    $  40,785    $  101,505    $  131,963
  Principal amount of loan repayments.............             0         2,013        7,585        14,414        32,630
  Net interest spread(3)..........................           5.6%          5.8%         5.5%          5.8%          5.9%
  General and administrative expenses as a
    percentage of ending assets...................           1.5%          1.6%         1.3%          1.4%          1.7%



                                                                                           DECEMBER 31, 1996
                                                                                       --------------------------
                                                                                        ACTUAL     AS ADJUSTED(4)
                                                                                       --------    --------------
                                                                                              (UNAUDITED)
BALANCE SHEET DATA:
  Cash and cash equivalents.........................................................   $  4,612       $ 69,289
  Loans.............................................................................    221,487        221,487
  Equity interests..................................................................     34,966         34,966
  Warrants..........................................................................     15,894         15,894
  Total assets......................................................................    288,013        352,690
  Revolving credit facilities.......................................................     30,858             --
  Debentures payable to SBA.........................................................     90,000         90,000
  Total shareholders' equity........................................................    158,621        254,156


---------------

(1) Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). SII and SFC have also elected the same tax treatment. As such, SII and SFC must distribute at least 90% of their respective net investment income (net interest income plus net realized short-term capital gains) to the Company (as its sole shareholder) and the Company must, in turn, distribute at least 90% of its net investment income (including dividends from SII, SFC and Harris Williams) to its shareholders, on a quarterly basis. In years in which the Company qualifies as a RIC, it generally will not be subject to federal income tax on net investment income and net capital gains distributed to shareholders. SII and SFC may retain all or a portion of their respective long-term capital gains, net of applicable taxes, to supplement equity capital and to support growth in their respective portfolios. Harris Williams is taxed at the corporate level as it does not qualify to be taxed as a RIC.

(2) For the years ended December 31, 1995, includes $.26 per share in dividends declared and paid in the first quarter of 1996 related to 1995 earnings and, with respect to the year ended December 31, 1996, includes $.36 in dividends declared and to be paid in the first quarter of 1997 related to 1996 earnings.


(3) Net interest spread represents the weighted average gross yield on the Company's interest bearing investments less the weighted average cost of borrowed funds at the end of the respective periods shown.


(4) Adjusted to reflect the sale by the Company of 2,680,513 shares of Common Stock offered hereby by the Company at an offering price of $37.75 per share and the application of the estimated net proceeds therefrom. See "Use of Proceeds."

                                  THE COMPANY

     The Company was incorporated under the laws of the State of Tennessee in November 1994 and is a non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The Company's principal executive offices are located at 500 Church Street, Suite 200, Nashville, Tennessee 37219 and its telephone number is (615) 256-0701.


     The Company is the successor to Sirrom Capital, L.P., a Tennessee limited partnership (the "Partnership"), which was organized under the laws of Tennessee in 1991. Pursuant to a conversion (the "Conversion") consummated on February 1, 1995 all partners of the Partnership (the "Partners") transferred their Partnership interests to the Company in exchange for the issuance of 5,050,116 shares of Common Stock. The Common Stock was received by each Partner in proportion to the Partner's percentage interest in the Partnership. Following this exchange, the Partnership was dissolved and liquidated by operation of law, and all of the assets and liabilities of the Partnership (including the SBIC license which was obtained by the Partnership in May 1992) were assigned and transferred to the Company. In August 1996, the Company transferred its SBIC operations, including its SBIC license, assets and liabilities to SII, its wholly-owned subsidiary, and acquired Harris Williams, which, since the acquisition, has operated as a "C" corporation and a wholly-owned subsidiary of the Company. In December 1996, the Company formed SFC, a special purpose, bankruptcy remote subsidiary, as the borrower under the ING Credit Facility. Unless otherwise indicated, all references to the Company include the Partnership, SII, SFC and Harris Williams and their respective historical operations.


                             ADDITIONAL INFORMATION

     The Company has filed with the Commission a Registration Statement on Form N-2 (the "Registration Statement") under the Securities Act, with respect to the shares of Common Stock offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and, in accordance therewith, files reports, proxy statements and other information with the Commission. The Registration Statement and the exhibits and schedules thereto filed with the Commission, as well as such reports, proxy statements and other information, may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the National Association of Securities Dealers, Inc., Corporate Financing Department, 9513 Key West Avenue, 3rd Floor, Rockville, Maryland 20850.

                                  RISK FACTORS

     The purchase of the shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objectives of the Company. As a result, there can be no assurance that the Company will continue to achieve its investment objectives. In addition to the other information contained in this Prospectus, the following risk factors should be carefully considered in evaluating an investment in the Common Stock.

RISKS ASSOCIATED WITH INVESTMENTS IN SMALL, PRIVATELY OWNED COMPANIES

     The Company's portfolio consists primarily of loans to and securities issued by small, privately owned businesses. There is generally no publicly available information about such companies, and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. Typically, small businesses depend for their success on the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on the related company. Moreover, small businesses frequently have smaller product lines and market shares than their competition. Small companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Investment in small businesses therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. The Company's operating history is relatively limited and it has not operated in recessionary economic periods during which the operating results of small business companies such as those in the Company's portfolio often are adversely affected. While the Company generally seeks to make senior secured loans, its loans are often made on a subordinated basis, which results in a higher degree of risk of collection. The Company also has the ability to make unsecured loans or invest in equity securities which likewise may involve a higher degree of risk.

RISK OF ILLIQUIDITY OF PORTFOLIO INVESTMENTS

     Liquidity relates to the ability of the Company to sell either a debt or equity security in a timely manner at a price that reflects the fair market value of that security. Most of the Company's investments are or will be securities acquired directly from small, privately owned companies. The Company's portfolio securities are and will usually be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the Company's portfolio securities may adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when the Company deems it necessary or advantageous. The valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors in the absence of readily ascertainable market values. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

RISK OF PAYMENT DEFAULT

     The Company generally makes nonamortizing, five-year term loans with relatively high fixed rates of interest to small companies that may have limited financial resources and may be unable to obtain financing from traditional sources. These loans are generally secured by the assets of the borrower. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and the likelihood of realizing on any guarantees obtained from the borrower's management. Although the Company seeks to be the senior, secured lender to a borrower, the Company is not always the senior lender, and any collateral for a loan may be subordinate to another lender's security interest.

RISK OF LOAN LOSSES EXCEEDING CURRENT ESTIMATES


     There is typically no public market for the debt or equity securities of small, privately owned companies. As a result, the valuation of securities in the Company's portfolio is subject to the good faith determination of the Company's Board of Directors. See "Determination of Net Asset Value." Unlike certain lending institutions, the Company does not establish reserves for loan losses, but revalues its portfolio on a quarterly basis to reflect the Company's estimate of the current fair value of the loan portfolio. At December 31, 1996, the Company's directors have approved loan valuations that resulted in the recording of $7.2 million of unrealized depreciation. There can be no assurance that this estimate reflects the amounts that ultimately will be realized on these loans. See "Business -- Operations."


INTEREST RATE RISK

     The Company's income is materially dependent upon the "spread" between the rate at which it borrows funds and the rate at which it loans these funds. The Company anticipates using a combination of long-term and short-term borrowings to finance its lending activities and engaging in interest rate risk management techniques, including various interest rate hedging activities. Since inception, the Company's net interest spread has averaged 5.7% (570 basis points). There can be no assurance that the Company will maintain this net interest spread or that a significant change in market interest rates will not have a material adverse effect on the Company's profitability.

RISKS OF EXPANSION

     Since inception, the Company has expanded its small business lending activities substantially, both in size and geographic scope. After this Offering the Company anticipates not only continuing to expand its traditional small business lending activities, but also expanding its business activities to include unsecured loans to and investments in public companies with market capitalizations below $100.0 million and secured loans with warrants to Canadian small businesses. No assurance can be given that the Company will continue to maintain the historic growth rates of its loan and investment portfolio, or that it will be able to develop sufficient lending and administrative personnel, and management and operating systems to manage its expansion effectively.

     In August 1996, the Company acquired Harris Williams, a company which provides merger and acquisition financial advisory services to small and medium sized businesses. Harris Williams' income is derived from fees received for its financial advisory engagements, which typically provide for a monthly retainer and a success fee contingent upon the closing of each transaction. There can be no assurance that Harris Williams' fee income will continue at or exceed historical levels. See "Business."

LEVERAGE RISKS


     The Company, through SII, has borrowed funds from the SBA and under the Revolving Credit Facility and, through SFC, has borrowed funds under the ING Credit Facility, resulting in a significant leveraging of its assets. Leverage magnifies the potential for gain and loss on monies invested and, therefore, increases the risks associated with an investment in the Company's securities. The Company's creditors have claims on the Company's assets superior to the claims of the Company's shareholders. In addition, pursuant to the terms of the ING Credit Facility, the Company may be requested by Holland Limited Securitization, Inc., a multi-seller commercial paper conduit sponsored by ING Baring (U.S.) Capital Markets, Inc. (individually and collectively, "ING"), the lender under the ING Credit Facility, depending on interest rate conditions, to make deposits into a sinking fund account to be used by ING to purchase interest rate caps or to enter into additional interest rate swaps and transfer to SFC the interest rate cap payments payable to the Company, and failure of the Company to do so would cause the ING Credit Facility to be unavailable for future funding. The Company does not have the ability to estimate the size of such deposits if necessary and if prevailing interest rates substantially differ from the borrowing rate such amounts could be material. As of December 31, 1996, the Company's debt as a percentage of total liabilities and shareholders' equity was 42.0%. In addition, the ability of the Company to achieve its investment objectives may depend in part on its ability to achieve leverage on favorable terms, and there can be no assurance that such terms can be obtained.


     As of January 15, 1997, SII had borrowed $90.0 million from the SBA under the SBA debenture program bearing an average annual interest rate of 7.02% and had $28.9 million outstanding under the Revolving Credit Facility bearing an average annual interest rate of 8.14%. As of January 15, 1997, SFC had $2.0 million outstanding under the ING Credit Facility bearing an average annual interest rate of 7.72%. In order for the Company to cover annual interest payments on the debt described above, it must achieve annual returns of at least 2.4% on its portfolio.


     The purpose of the following table is to illustrate the effect of leverage on returns to a shareholder on an investment in the Company's Common Stock assuming various annual returns, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below.


                                                           ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                                                                       (NET OF EXPENSES)
                                                          -------------------------------------------
                                                           -10%      -5%       0%       5%       10%
                                                          ------    ------    -----    -----    -----
Corresponding return to shareholder(1)..................  -17.9%    -10.7%     -3.5%     3.8%    11.0%


------------


(1) The calculation assumes (i) $367.9 million in investments, (ii) an average cost of funds of 7.30%, (iii) $120.9 million in debt outstanding and (iv) $254.2 million of shareholders' equity.


RISK OF UNAVAILABILITY OF FUNDS


     As the Company grows, it will have a continuing need for long-term capital to finance its lending activities. Traditionally, the Company's capital needs have been met by borrowings under SBA programs, from commercial banks and through the sale of equity securities. The maximum amount of funding available to an SBIC from the SBA is $90.0 million. As of January 15, 1997, SII had outstanding borrowings of $90.0 million from the SBA and therefore has no additional SBA funding available. As of January 15, 1997, SII also had outstanding borrowings of $28.9 million of the $50.0 million available under the Revolving Credit Facility. As of January 15, 1997, SFC had outstanding borrowings of $2.0 million of the $100.0 million available under the ING Credit Facility. Reductions in the availability of funds from commercial banks or other sources on terms favorable to the Company could have a material adverse effect on the Company. Furthermore, since in order to maintain RIC status, SII and SFC distribute 90% of their respective investment company taxable income to the Company and the Company presently distributes 90% of its investment company taxable income to its shareholders, such earnings are not available to fund loan originations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."


     Under the Revolving Credit Facility, if either George M. Miller, II or David M. Resha ceases to be employed by the Company, the lenders have the ability to accelerate the repayment of any amounts outstanding. Under the ING Credit Facility, if any two of Mr. Miller, Mr. Resha and Carl W. Stratton cease to be actively involved in the management of the Company, then either ING or a majority of the noteholders may declare an event of default thereunder. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources."

RISK OF VOLUNTARY OR INVOLUNTARY TERMINATION OF PASSTHROUGH TAX TREATMENT


     The Company, SII and SFC have each qualified for and elected to be taxed as a RIC and as such SII and SFC distributed at least 90% of their respective net investment income to the Company and the Company, in turn, distributes 90% of its net investment income, including such dividends, to its shareholders. In any year in which the Company, SII or SFC so qualifies, it generally will not be subject to federal income tax on net operating income and net capital gains distributed to its respective shareholders. However, the Company, SII or SFC may retain part or all of its realized long-term capital gains, in which case each such entity would be required to pay tax on such capital gains and the Company's shareholders or the Company, as appropriate, would receive a deemed distribution and a tax credit for their or its pro rata portion of the tax paid by the entity that retains the capital gains. However, because the Company uses leverage, it is subject to certain asset coverage ratio requirements set forth in the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC under Subchapter M of the Code. The election to qualify as a RIC is made on an annual basis, and no assurance can be given that the Company, SII or SFC will continue to elect or to qualify for such treatment. Harris Williams does not qualify to be taxed as a RIC and therefore, will pay tax at the subsidiary level. If the Company or any of its subsidiaries other than Harris Williams were to fail to qualify or elect not to qualify as a RIC and its respective income became fully taxable, a reduction in the Company's net assets by the amount of the tax payable, the amount of income available for distribution to the Company's shareholders and the percentage of such income actually distributed could result. For financial accounting purposes, the Company does not currently provide for deferred taxes on the amount of unrealized appreciation of its equity securities because of the uncertainty as to whether any long-term capital gain would be distributed to shareholders. If the Company were to retain substantially all of its realized gains as a matter of general practice, the Company would provide for deferred taxes on the amount of unrealized gains in its portfolio. In so doing, the Company would accrue a one time charge to earnings and shareholders' equity for financial reporting purposes for taxes on accumulated unrealized appreciation at that time, and thereafter would recognize unrealized appreciation, net of long-term capital gains tax. See "Tax Status" and "Regulation."


COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A large number of entities and individuals compete to make the types of investments made by the Company, many of whom have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from entering into attractive transactions. There can be no assurance that the Company will be able to identify and make investments which satisfy the Company's investment objectives or that it will be able to invest fully its available capital.

DEPENDENCE ON MANAGEMENT

     The Company is dependent for the selection, structuring, closing and monitoring of its loans and investments on the diligence and skill of management, particularly of George M. Miller, II, the loss of whose services could have a material adverse effect on the operations of the Company. See "Management."

                                USE OF PROCEEDS


     The net proceeds to the Company from the sale of the shares of Common Stock offered hereby are estimated to be approximately $95.5 million, after deducting the Underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company intends to use the net proceeds to temporarily repay approximately $28.9 million outstanding under the Revolving Credit Facility to repay approximately $2.0 million outstanding under the ING Credit Facility, and to originate new loans and make investments. SII and SFC, as applicable, will then reborrow amounts available under the Revolving Credit Facility and the ING Credit Facility to originate new loans. Amounts outstanding under the Revolving Credit Facility and the ING Credit Facility bear interest at 8.14% per annum and 7.72% per annum, respectively, as of the date of this Prospectus. The Company believes that the net proceeds will be applied as set forth above within nine months of the Offering. Pending such application, the Company intends to invest the net proceeds of this Offering in time deposits, income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof and high quality debt securities maturing in one year or less from the time of investment in such high quality debt securities. See "Investment Objectives and Policies."

                 DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

     The Company has distributed and currently intends to continue to distribute 90% of its net operating income and net realized short-term capital gains, if any, on a quarterly basis to its shareholders. Net realized long-term capital gains may be retained to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. See "Reinvestment Plan," "Regulation" and "Tax Status." Pursuant to the Reinvestment Plan, a shareholder whose shares are registered in his own name can elect to have all or a portion of the distributions reinvested in additional shares of Common Stock by the Reinvestment Plan Administrator, by letter to the Company received prior to the corresponding record date.


     The Common Stock is quoted on the Nasdaq National Market under the symbol SROM. On January 21, 1997, the last reported sale price of the Common Stock was $37.75 per share (a 194% premium to net asset value per share on such date). The following table sets forth the range of high and low closing sale prices of the Common Stock as reported on the Nasdaq National Market, the net asset value per share, the premium of high closing sale price to net asset value and the premium of low closing sale price to net asset value for the period from February 6,
1995, when public trading of the Common Stock commenced, through January   ,
1997. The Common Stock has historically traded at a premium to net asset value per share. There can be no assurance, however, that such premium will be maintained.



                                                                        PREMIUM OF     PREMIUM OF
                                      CLOSING SALE                      HIGH SALES     LOW SALES
                                         PRICE            NET ASSET    PRICE TO NET   PRICE TO NET
                                      ------------        VALUE PER    ASSET VALUE    ASSET VALUE    DIVIDEND
                                      HIGH     LOW       SHARE(1)(2)      (%)(2)         (%)(2)      DECLARED
                                      ----     ---       -----------   ------------   ------------   --------
1995
  First Quarter (beginning February
     6, 1995).......................  $11  5/8 $10 3/4     $  8.01           45%            34%        $.14
  Second Quarter....................   13  3/4  11 1/8        8.21           68             36          .26
  Third Quarter.....................   18  3/4  13 1/4        9.43           99             41          .23
  Fourth Quarter....................   20       16 3/4        9.61          108             74          .26

1996
  First Quarter.....................   23  3/4  18 5/8       10.27          131             81          .24
  Second Quarter....................   29  1/2  23 1/4       13.36          119             74          .26
  Third Quarter.....................   30  1/4  23           12.70          138             81          .32
  Fourth Quarter....................   38  3/8  30 1/4       12.85          199            135          .36


------------


(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.



(2) Except for the information for the third and fourth quarters of 1996, the above table does not reflect the acquisition of Harris Williams in August 1996 for 898,454 shares of Common Stock in a transaction accounted for as a pooling-of-interests. If Net Asset Value had been calculated for periods prior to the acquisition to include the shares issued in the acquisition, the Net Asset Value per share for each of the quarters since the first quarter of 1995 and through the second quarter of 1996 would have been $7.29, $7.47, $8.73, $8.84, $9.52, and $12.56, respectively.

                                 CAPITALIZATION


     The following table sets forth (i) the actual capitalization of the Company at December 31, 1996, and (ii) the capitalization of the Company at December 31, 1996, as adjusted to reflect the effects of the sale of the Common Stock offered hereby by the Company, and the application of the net proceeds as set forth under "Use of Proceeds."



                                                                           DECEMBER 31, 1996
                                                                       -------------------------
                                                                        ACTUAL    AS ADJUSTED(1)
                                                                       --------   --------------
                                                                        (DOLLARS IN THOUSANDS)
Debentures payable to Small Business Administration..................  $ 90,000      $ 90,000
Revolving credit facilities..........................................    30,858            --
                                                                       --------      --------
                                                                       $120,858      $ 90,000
                                                                       --------      --------
Shareholders' equity:
Common stock, no par value, 50,000,000 shares authorized; 12,343,567 issued and outstanding (15,024,080 issued and outstanding as
  adjusted)(2).......................................................   140,436       235,971
Notes receivable from employees......................................    (1,539)       (1,539)
Undistributed net realized earnings..................................     7,331         7,331
Unrealized appreciation of investments...............................    12,393        12,393
                                                                       --------      --------
     Total shareholders' equity......................................  $158,621      $254,156
                                                                       --------      --------
Total Capitalization.................................................  $279,479      $344,156
                                                                       ========      ========


---------------


(1) Assumes a public offering price of $37.75 (the last reported sale price of the Common Stock on the Nasdaq National Market on January 21, 1997).


(2) Excludes an aggregate of 1,278,547 shares issuable pursuant to stock options outstanding at December 31, 1996 that vest over varying periods of time.

                            SELECTED FINANCIAL DATA


     The following tables set forth selected financial data of the Company, which should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and with the Company's Financial Statements and Notes thereto included elsewhere in this Prospectus. The selected financial data set forth below as of and for the period from inception to December 31, 1992, and as of and for each of the four years in the period ended December 31, 1996, have been derived, in part, from the financial statements of the Company which have been audited by Arthur Andersen LLP, independent public accountants, whose report for the period from inception to December 31, 1992, and each of the four years in the period ended December 31, 1996, is included elsewhere in this Prospectus.



                                                                    FROM
                                                                 INCEPTION
                                                                  THROUGH                   YEAR ENDED DECEMBER 31,
                                                                DECEMBER 31,   --------------------------------------------------
                                                                    1992          1993         1994         1995         1996
                                                                ------------   ----------   ----------   ----------   -----------
                                                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS DATA:

Operating income:
  Interest on investments......................................  $      636    $    3,515   $    7,337   $   13,452   $    24,395
  Loan processing fees.........................................         282           699          901        1,900         3,166
  Other income.................................................          --            --           --          223           119
                                                                  ---------     ---------    ---------    ---------     ---------
        Total operating income.................................         918         4,214        8,238       15,575        27,680
Operating expenses:
  Interest expense.............................................         127         1,427        3,124        4,771         8,342
  Salaries and benefits........................................          --            --           --        1,082         2,994
  Management fees..............................................         210           709        1,073           --            --
  Other operating expenses.....................................          --           166          122        1,412         1,942
  State income tax on interest.................................          --           231          457          109            --
  Amortization expense.........................................           8            54          118          208           543
                                                                  ---------     ---------    ---------    ---------     ---------
        Total operating expenses...............................         345         2,587        4,894        7,582        13,821
                                                                  ---------     ---------    ---------    ---------     ---------
Pretax income of unconsolidated subsidiary.....................          43           207          553          812         3,264
                                                                  ---------     ---------    ---------    ---------     ---------
Net operating income...........................................         616         1,834        3,897        8,805        17,123
  Realized gain (loss) on investments..........................         198          (799)        (538)       1,759         9,463
  Change in unrealized appreciation (depreciation) of
    investments................................................       1,813           (50)       3,356        4,694         2,580
Provision for income taxes.....................................          --            --           --       (1,020)       (4,270)
                                                                  ---------     ---------    ---------    ---------     ---------
Net increase in partners' capital and shareholders' equity
  resulting from operations....................................  $    2,627    $      985   $    6,715   $   14,238   $    24,896
                                                                  =========     =========    =========    =========     =========
Per share:
  Pretax operating income......................................  $      .17    $      .48   $      .83   $      .98   $      1.47
  Net increase in partners' capital and shareholders' equity
    resulting from operations..................................         .74           .23         1.29         1.57          2.13
  Dividends....................................................          --            --           --          .89(1)       1.18(1)
Fully diluted weighted average shares outstanding..............   3,548,000     4,274,000    5,222,000    9,072,000    11,666,000
OPERATING STATISTICS:
Number of portfolio companies with loans outstanding at period
  end..........................................................          17            38           57           91           122
Number of new portfolio companies..............................          17            24           25           44            48
Principal amount of loans originated...........................  $   14,639    $   31,470   $   40,785   $  101,505   $   131,962
Principal amount of loan repayments............................          --         2,013        7,585       14,414        32,630
Loan portfolio at period end...................................      14,639        42,441       72,336      144,855       221,487
Average net interest spread at period end(2)...................         5.6%          5.8%         5.5%         5.8%          5.9%



                                                                            DECEMBER 31,                    DECEMBER 31, 1996
                                                               --------------------------------------   -------------------------
                                                                1992      1993      1994       1995      ACTUAL    AS ADJUSTED(3)
                                                               -------   -------   -------   --------   --------   --------------
                                                                                     (DOLLARS IN THOUSANDS)    (UNAUDITED)
BALANCE SHEET DATA:

Cash and cash equivalents....................................  $ 4,601   $ 1,633   $   137   $    195   $  4,612      $ 69,289
Loans........................................................   14,639    42,441    72,336    144,855    221,487       221,487
Equity interests.............................................    4,233     3,591     7,577     15,912     34,966        34,966
Warrants.....................................................      951     4,219     7,549     11,513     15,894        15,894
Total assets.................................................   24,954    53,425    91,804    177,870    288,013       352,690
Revolving credit facilities..................................       --        --     6,389     13,200     30,858            --
Debentures payable to SBA....................................   10,000    34,000    51,000     73,260     90,000        90,000
Total shareholders' equity...................................   14,806    18,787    33,218     89,186    158,621       254,156


---------------


(1) For the year ended December 31, 1995, includes $.26 per share in dividends declared and paid in the first quarter of 1996 related to 1995 earnings and, with respect to the year ended December 31, 1996, includes $.36 in dividends declared and to be paid in the first quarter of 1997 related to 1996 earnings.


(2) Net interest spread represents the weighted average gross yield on the Company's interest bearing investments less the weighted average cost of borrowed funds at the end of the respective periods shown.


(3) Adjusted to reflect the sale by the Company of 2,680,513 shares of Common Stock offered hereby by the Company and the application of the estimated net proceeds therefrom. See "Use of Proceeds."

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Selected Financial Data, the Company's Financial Statements and the Notes thereto and the other financial data included elsewhere in this Prospectus. The financial information provided below has been rounded in order to simplify its presentation. However, the ratios and percentages provided below are calculated using the detailed financial information contained in the Financial Statements and the Notes thereto and the financial data included elsewhere in this Prospectus. The financial information contained herein has been restated to reflect the operations of Harris Williams as an unconsolidated subsidiary of the Company accounted for by the equity method of accounting in conformity with the requirements of the 1940 Act.

OVERVIEW

     The following table summarizes selected financial information expressed as a percentage of total operating income and the change from year to year.


                                                   % OF TOTAL OPERATING INCOME            PERCENTAGE CHANGE
                                                 --------------------------------     -------------------------
                                                     YEARS ENDED DECEMBER 31,         1994      1995      1996
                                                 --------------------------------      VS.      VS.       VS.
                                                 1993     1994     1995     1996      1993      1994      1995
                                                 -----    -----    -----    -----     -----    ------    ------
Interest on investments........................   83.4%    89.1%    86.4%    88.1%    108.7%     83.3%     81.3%
Loan processing fees...........................   16.6     10.9     12.2     11.4      28.9%    110.9%     66.6%
Other income...................................    0.0      0.0      1.4      0.4        --        --     (46.6)%
                                                 -----    -----    -----    -----
    Total Operating Income.....................  100.0%   100.0%   100.0%   100.0%     95.5%     89.1%     77.7%
Interest expense...............................   33.9     37.9     30.7     30.1     118.9%     52.7%     74.8%
Salaries, benefits, and other operating
  expenses.....................................   20.7     14.5     16.0     17.8      36.6%    108.7%     98.0%
State income tax on interest...................    5.5      5.6      0.7       --      97.8%    (76.1%)  (100.0)%
Amortization expense...........................    1.3      1.4      1.3      2.0     119.6%     76.3%    161.1%
                                                 -----    -----    -----    -----
    Total Operating Expenses...................   61.4     59.4     48.7     49.9      89.2%     54.9%     82.3%
Equity in pre-tax income of unconsolidated
  subsidiary...................................    4.9      6.7      5.2     11.8     167.1%     46.8%    302.0%
                                                 -----    -----    -----    -----
    Net Operating Income.......................   43.5%    47.3%    56.5%    61.9%    112.5%    125.9%     94.5%
                                                 =====    =====    =====    =====



     The following table summarizes the Company's operating results by quarter for 1995 and 1996.



                                     MARCH      JUNE     SEPT.      DEC.     MARCH      JUNE     SEPT.      DEC.
                                      1995      1995      1995      1995      1996      1996      1996      1996
                                     ------    ------    ------    ------    ------    ------    ------    ------
Interest on investments............  $2,424    $3,231    $3,375    $4,422    $4,862    $5,586    $6,389    $7,558
Loan processing fees...............     541       313       706       340       921       652       797       796
Other income.......................      --        --        --       223        --        62        28        29
                                     ------    ------    ------    ------    ------    ------    ------    ------
    Total Operating Income.........   2,965     3,544     4,081     4,985     5,783     6,300     7,214     8,383
Interest expense...................     999     1,170     1,192     1,410     1,790     2,051     2,138     2,362
Salaries, benefits, and other
  operating expenses...............     673       436       620       765     1,216     1,172     1,270     1,279
State income tax on interest.......      52        11        --        47        --        --        --        --
Amortization expense...............      30        38        45        95       188        89       101       165
                                     ------    ------    ------    ------    ------    ------    ------    ------
    Total Operating Expenses.......   1,754     1,655     1,657     2,317     3,194     3,312     3,509     3,806
Equity in pre-tax income of
  unconsolidated subsidiary........     194         8       408       202       795       627     1,151       691
                                     ------    ------    ------    ------    ------    ------    ------    ------
    Net Operating Income...........  $1,405    $1,897    $2,632    $2,870    $3,384    $3,615    $4,856    $5,268
                                     ======    ======    ======    ======    ======    ======    ======    ======



     The Company's principal investment objectives are to achieve a high level of income from the collection of interest and processing and financial advisory fees and long-term growth in its shareholders' equity through the appreciation in value of equity interests in its portfolio companies The Company's and SII's loans are typically made in the form of secured debt with relatively high fixed interest rates accompanied by warrants to purchase equity securities of the borrower. In addition to interest on investments, the Company and SII also typically collect an up-front processing fee on each loan they originate. Harris Williams typically obtains a retainer fee for each transaction for which it is retained and, in addition, a success fee when the transaction is consummated.

RESULTS OF OPERATIONS


     The Company's financial performance in the Statements of Operations is composed of four primary elements. The first is "net operating income," which is the difference between the Company's income from interest, dividends, fees and Harris Williams' pre-tax income, and its total operating expenses, including interest expense. The second element is "realized gain (loss) on investments," which is the difference between the proceeds received from the disposition of portfolio assets in the aggregate at the end of the period and their stated costs at the beginning of the period. The third element is the "change in unrealized appreciation (depreciation) of investments," which is the net change in the fair values of the Company's portfolio assets compared with their fair values at the beginning of the period or their stated costs, as appropriate. Generally, "realized gain (loss) on investments" and "change in unrealized appreciation (depreciation) of investments" are inversely related in that when an appreciated asset is sold to realize a gain, a decrease in unrealized appreciation occurs since the gain associated with the asset is transferred from the "unrealized" category to the "realized" category. Conversely, when a loss is realized on a depreciated portfolio asset, the reclassification of the loss from "unrealized" to "realized" causes an increase in unrealized appreciation and an increase in realized loss. The fourth element is "provision for income taxes," which primarily consists of taxes owed on retained capital gains and taxes on the pre-tax income of Harris Williams.



     Fiscal Years Ended December 31, 1996, 1995 and 1994



     Net Operating Income. During the fiscal year ended December 31, 1996, the Company earned interest on investments of $24.4 million, a 80.7% increase over the $13.5 million earned in 1995, which in turn was an 84.9% increase over the $7.3 million earned in 1994. In addition to interest on investments, the Company also collects an up-front processing fee for each loan it originates. During fiscal 1996, the Company collected $3.2 million in processing fees, a 68.4% increase over the $1.9 million collected in 1995, which in turn was a 110.9% increase over the $901,000 collected in 1994. These increases in interest income and processing fees are a result of increases in the dollar amount of loans outstanding and originated during the applicable periods. The Company's loan portfolio increased to $221.5 million at December 31, 1996, an increase of 52.9% over the $144.9 million at December 31, 1995, which in turn was an increase of 100.4% from $72.3 million at December 31, 1994. The $132.0 million of loans originated during fiscal 1996 was a 30.0% increase over the $101.5 million of loans originated during fiscal 1995, which in turn was a 148.8% increase over the $40.8 million of loans originated in 1994. In addition, the weighted average interest rate charged on the loan portfolio at December 31, 1996 was 13.2%, as compared to 12.8% and 12.3% at December 31, 1995 and 1994, respectively. The Company also earned income from miscellaneous sources in an amount equal to $119,000 in 1996 and $223,000 in 1995, primarily from interest paid on loans to employees made in connection with purchases of common stock of the Company.



     The Company's interest expense increased to $8.3 million in 1996, a 72.9% increase over the $4.8 million in 1995, which in turn was a 54.8% increase over the $3.1 million paid in 1994. The increase in interest expense from 1994 to 1996 was primarily attributable to increased borrowings from the SBA and, in 1995 and 1996, under the revolving credit facilities, which borrowings were $120.9 million on December 31, 1996, $86.5 million on December 31, 1995 and $57.4 million on December 31, 1994.



     Overhead, amortization of borrowing costs and state taxes totaled $5.5 million in fiscal 1996, a 96.4% increase over the $2.8 million of such expenses in fiscal 1995, which in turn was a 55.6% increase over the $1.8 million of such expenses in 1994. These increases can be largely attributed to the increase in the number of employees from five in January 1994 to 24 in December 1996 and the Company's relocation to new office space in 1995. In addition, in 1996, the Company changed its practice of expensing bonuses when paid in the first quarter of each year to accruing for bonuses currently. As a result, this bonus accrual increased operating expenses by approximately $1.0 million in 1996, representing 35.7% of the 96.4% increase in expenses from 1995 to 1996. Although the dollar amount of these expenses increased over the three-year period, overhead expenses as a percentage of ending assets remained fairly constant at 1.7%, 1.4% and 1.3% for fiscal 1996, 1995 and 1994, respectively.



     During 1996, Harris Williams had revenues of $6.7 million, a 157.7% increase over the $2.6 million in fiscal 1995, which in turn was a 52.9% increase over the $1.7 million in revenues in 1994. During 1996, Harris Williams had pre-tax income of $3.3 million, a 306.4% increase over the $812,000 in pre-tax income in 1995, which in turn was a 46.8% increase over the 553,000 in pre-tax income in 1994. These increases were due to an increase in the number of transactions in which Harris Williams provided advisory services. Harris Williams provided advisory services on 13 transactions that closed during 1996, a 44.4% increase over the nine transactions closed in 1995, which in turn was a 50.0% increase over the six transactions that closed during 1994. Income taxes of $207,000 were accrued on Harris Williams' pre-tax income in 1996. No taxes were accrued on Harris Williams' pre-tax income in 1995 and 1994, as Harris Williams was a partnership at that time.



     Realized Gain (Loss) on Investments. The Company's net realized gain on investments was $9.5 million during the year ended December 31, 1996, largely resulting from gains of $12.3 million on equity positions in American Remedial Technologies, Inc., Premiere Technologies, Inc., Hoveround Corporation, Education Medical, Inc., Orchid Manufacturing Group, Inc., and Consumer Credit Associates Inc. offset by losses of $2.8 million on loans to Medical Associates of America, Inc. and Cougar Power Products, Inc., on an equity position in Eastern Food Group L.L.C., and on the collateral securing a loan to Alpha West Partners I, L.P. The Company's net realized gain on investments was $1.8 million during 1995, primarily resulting from gains of $3.9 million on the sale of equity positions in American Retirement Corporation, BiTec Southeast, Inc., Central Tennessee Broadcasting, Inc., Patton Management Corporation, PMT Services, Inc., Termnet Merchant Services, Inc., Truckload Management, Inc., One Stop Acquisitions, Inc. and Republic Auto Parts, Inc., which were largely offset by a $515,000 loss on Medical Associates of America, Inc. equity positions and a $1.5 million loss on a loan to Quality Care Networks, Inc. The realized loss on investments for 1994 was $538,000, primarily resulting from $1.6 million of losses, including loans to ETC Peripherals, Inc., Stewart Foods, Inc. and TCOM Systems, Inc., offset partially by approximately $1.1 million in gains on the sale of equity positions in PMT Services, Inc. and Softkey International, Inc. Management does not attempt to maintain a comparable level of realized gains from year to year, but instead attempts to maximize total investment portfolio appreciation.



     Change in Unrealized Appreciation (Depreciation) of Investments. For the years ended December 31, 1996, 1995 and 1994, the Company recorded net increases in unrealized appreciation of investments of $2.6 million, $4.7 million and $3.4 million, respectively. These changes are the result of the Company's quarterly revaluation of its portfolio in accordance with its Valuation Policy to reflect the fair value of each of its portfolio assets.


     Provision for Income Taxes. Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Code. If the Company, as a RIC, satisfies certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, the Company is generally taxed as a pass through entity which acts as a partial conduit of income to its shareholders. In order to maintain its RIC status, the Company must in general derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities; derive less than 30% of its gross income from the sale or disposition of securities held for less than three months; meet investment diversification requirements defined by the Code; and distribute to shareholders 90% of its net income (other than long-term capital gains). The Company presently intends to meet the RIC qualifications in 1997. However, no assurance can be given that the Company will continue to elect or qualify for such treatment after 1997.


     During 1996, the Company paid dividends of $11.6 million compared to the $5.2 million paid in 1995. Of these dividends, $11.0 million and $4.0 million were derived from net operating income for 1996 and 1995, respectively, and $577,000 and $1.2 million were derived from realized capital gains for 1996 and 1995, respectively. The Company also elected to designate $10.7 million and $2.1 million of the undistributed realized capital gains as a "deemed" distribution to shareholders of record as of the end of 1996 and 1995, respectively. Accordingly, $6.9 million and $1.4 million, for 1996 and 1995 respectively, net of taxes of $3.7 million and $737,000, respectively, of this "deemed" distribution has been retained and reclassified from undistributed net realized earnings to Common Stock.



     For the years ended December 31, 1996 1995 and 1994 the Statements of Operations include a provision for state income taxes on interest totaling $0, $109,000 and $457,000, respectively. For the years ended December 31, 1996 and 1995, the Company also provided for federal income tax at a 35% rate and excise tax at a 4% rate on taxable net investment income and realized gains not distributed to shareholders. These tax provisions totalled $4.3 million and $1.0 million for the years ended December 31, 1996 and 1995, respectively. The provision for income taxes includes the $3.9 million and $737,000 of tax related to the retained "deemed" distribution discussed above.


FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES


     At December 31, 1996, the Company had $4.6 million in cash and cash equivalents ($950,000 of which was pledged to secure the Company's obligations under certain swap agreements). At December 31, 1996, the Company's investment portfolio included investments in stocks and warrants of publicly-traded companies that had an ascertainable market value and were being carried at a fair value of approximately $12.7 million and represent an additional source of liquidity. However, the Company's ability to realize such values on a short-term basis is limited by market conditions and various securities law restrictions. See "Summary of Significant Accounting Policies" in the Notes to Financial Statements.



     Traditionally, the Company's principal sources of capital to fund its portfolio growth have been borrowings through the SBA-sponsored SBIC debenture program, sales of the Company's equity securities, both privately and publicly, and funds borrowed from banking institutions. In February 1995, the Company consummated an initial public offering of 2,645,000 shares of Common Stock resulting in net proceeds of $26.5 million. In August 1995, the Company consummated a second public offering of 1,500,000 shares of Common Stock generating net proceeds to the Company of approximately $21.2 million. In June 1996, the Company consummated a third public offering of 2,300,000 shares of Common Stock generating net proceeds of $59.2 million. The Company used the proceeds of these offerings to originate new loans.



     At December 31, 1996, total SBA borrowings were $90.0 million the maximum amount of SBA loans available to an SBIC. Each borrowing from the SBA has a term of ten years, is secured by the assets of SII, is guaranteed by the Company and can be prepaid without penalty after five years. The average interest rate on these borrowings was 7.02% as of December 31, 1996, and none of these borrowings mature prior to 2002.



     As of December 31, 1996, SII had $28.9 million outstanding under its Revolving Credit Facility, which is secured by all of SII's assets and is guaranteed by the Company. The interest rate on these borrowings was 8.14% at December 31, 1996. The Revolving Credit Facility matures on December 27, 1998. The Revolving Credit Facility requires that SII obtain the lenders' consent prior to, among other things, encumbering its assets, merging or consolidating with another entity and making investments other than those permitted by the SBA. In addition, the Revolving Credit Facility provides that the repayment of any amounts outstanding can be accelerated if either George M. Miller, II or David M. Resha ceases to be employed by the Company.



     In order to manage the interest rate risk associated with the variable interest rate provided for under the Revolving Credit Facility, SII has entered into various hedging arrangements.


     To support the Company's future loan origination activities outside of SII, the Company has also established the $100.0 million ING Credit Facility. SFC, a special purpose, bankruptcy remote subsidiary of the Company, will be the borrower under the ING Credit Facility. SFC will purchase loans originated by the Company and the related warrants and use these loans and warrants as collateral to secure borrowings from ING. The interest rate on the borrowings will be 2.25% above the rate at which ING issues the commercial paper which funds the facility. In order to manage the interest rate risk associated with the variable interest rate under the ING Credit Facility, the Company has entered into various hedging arrangements. SFC is generally able to borrow up to 70% of the principal amount of conforming loans collateralizing the ING Credit Facility. As of January 15, 1997, the Company made an initial capital contribution to SFC of approximately $25 million of loans, which loans will serve as initial collateral for the ING Credit Facility. At January 15, 1997, $2.0 million was outstanding under the ING Credit Facility. Based on current commercial paper rates and the swaps into which the Company has entered, the average interest rate of the ING Credit Facility at January 15, 1997 was 7.72%. The ING Credit Facility is not guaranteed by the Company. However, certain actions by the Company can trigger an event of default under the ING Credit Facility which will result in termination of further funding thereunder and the application of the collateral pledged for repayment of the amounts outstanding thereunder. See "Risk
Factors -- Leverage Risks" and " -- Availability of Funds."


     The Company believes that the net proceeds of this Offering, anticipated borrowings under the Revolving Credit Facility and the ING Credit Facility, together with cash on hand and cash flow from operations (after distributions to shareholders), will be adequate to fund the continuing growth of the Company's investment portfolio through the first half of 1998. In order to provide the funds necessary for the Company to continue its growth strategy beyond that period, the Company expects to incur, from time to time, additional short and long-term borrowings from other sources, and to issue, in public or private transactions, its equity and debt securities. The availability and terms of any such borrowings will depend upon interest rate, market and other conditions. There can be no assurances that such additional funding will be available on terms acceptable to the Company.

                                    BUSINESS


     Sirrom Capital Corporation is a specialty finance company that makes loans to small businesses. The Company believes the market for small commercial loans is underserved by traditional lending sources and that competitors generally are burdened with an overhead and administrative structure that hinders them from competing most effectively in this market. The Company, which was founded in May 1992 and is based in Nashville, Tennessee, has experienced significant growth in both the size and diversity of its loan portfolio. At December 31, 1996, the Company had loans outstanding with a fair value of $221.5 million to 122 companies in a variety of industries located in 24 states and Washington, D.C. The Company's loan portfolio balances at December 31, 1993, 1994 and 1995 were $42.4 million, $72.3 million and $144.9 million, respectively. The average rate of interest on the Company's loan portfolio at December 31, 1996, was 13.2%. The Company's strategic objective is to provide various financial and other services to small and medium sized growth businesses. The Company traditionally has focused and will continue to focus on making loans with equity features to borrowers that the Company believes meet certain criteria, including the potential for significant growth, adequate collateral coverage, experienced management teams with a significant ownership interest in the borrower, sophisticated outside equity investors and profitable operations. To develop new lending opportunities, the Company markets to an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers and business brokers.


     Generally, the Company's investments are structured as loans that typically range from $500,000 to $5.0 million in size and are evidenced by debt securities that are accompanied by warrants to acquire equity securities of the borrower. These warrants usually have a nominal exercise price (usually $.01 per share). Typically, the loans are collateralized by a security interest in assets of the borrower and are generally senior to the investments of sophisticated equity investors. The personal guaranty of the major shareholder of the borrower or other collateral may also be required. The debt securities issued to evidence the Company's loans generally carry a fixed rate of interest and have a maturity of five years from their respective dates of issuance. In most cases, the loans are structured to require the payment of interest only on a monthly basis, with a single payment of principal at maturity. The Company typically charges borrowers a processing fee of approximately 2.0% to 2.5% of the amount of each loan. Unlike most lenders, the Company does not impose prepayment penalties on borrowers that repay loans prior to maturity. Instead, the Company's warrants typically contain a warrant "ratchet" provision that increases the Company's equity position, by one to three percentage points per year, until repayment of the loan in full. Although the Company's loans provide for a five year maturity, the warrant "ratchet" may have the effect of encouraging borrowers to repay loans as soon as possible. The Company benefits from such repayments, because of the direct relationship that exists between the Company's ability to generate asset turnover (i.e., redeployment of capital) and return on equity to shareholders.


     The Company has begun to broaden its geographic market, has recently relocated a senior lender to open and manage a San Francisco office, and currently anticipates opening an office in the Northeast in fiscal 1997. In addition, the Company has entered into a joint venture agreement to make secured loans with warrants to small private companies located in Canada on a joint basis with a Toronto-Dominion Bank ("TD"). Initially, the Company has committed to make up to $20.0 million (in Canadian dollars) of loans to Canadian companies, which has been matched by a $30.0 million (in Canadian dollars) commitment from TD. The parties will create a Canadian corporation, SCC Canada Inc. ("SCC Canada"), 60% of which will be owned by TD and 40% of which will be owned by the Company. SCC Canada, which will be located in Toronto, Canada, will serve as the originator and servicer of loans. In its capacity as originator, SCC Canada will identify potential loan investments and collect a processing fee when the loan is funded. SCC Canada will also service each loan and collect a servicing fee from TD and the Company. The loans themselves will be funded directly to the borrowers from TD and the Company, and the Company and TD will individually approve their respective loans to each borrower identified by SCC Canada. It is anticipated SCC Canada will target borrowers that meet similar criteria as the Company's U.S. borrowers.



     The Company also intends to diversify its operations by making loans with equity features to public companies through Tandem Capital, its wholly-owned subsidiary. The target market for this product will be public companies with a market capitalization under $100.0 million and revenues ranging from $20.0 million to $100.0 million. The typical investment will range from $3.0 million to $10.0 million, will be structured to provide a current yield, as well as an equity component (i.e., loan with warrants, convertible debt, or convertible preferred stock) and will typically be unsecured or subordinate to existing lenders. The Company intends to market this product through its existing referral network.


In order to broaden the range of services it offers to businesses in its target market, the Company acquired Harris Williams, a merger and acquisition advisory firm located in Richmond, Virginia, in August 1996. Harris Williams provides advisory services with respect to small and medium-sized companies throughout the United States that are similar in size to Sirrom's portfolio companies. Sirrom's management believes that the acquisition of Harris Williams provides the Company with an opportunity to obtain significant fee income and cross-sell services between the two companies.

SELECTION OF LOAN AND INVESTMENT OPPORTUNITIES


     Since inception, the Company has identified certain common characteristics of borrowers which create a superior small business portfolio. Although the criteria listed below may not be applied in every instance and their importance may vary depending on the relevant circumstances, these criteria generally are applied in the Company's investment decisions.


          Growth. The potential borrower typically must have an annual projected growth rate of at least 20%. Anticipated growth is a key factor in determining the potential valuation of warrants in the Company's equity portfolio.

          Liquidation Value of Assets. While the Company does not market itself as an asset-based lender, the liquidation value of assets securing the loans is an important component in the credit decision. Valuations include both hard assets (accounts receivable, inventory, and property, plant and equipment), as well as intangibles, such as customer lists, networks, databases, and recurring revenue streams.

          Sophisticated Equity Shareholders. Many of the borrowers in the Company's portfolio have sophisticated equity investors whose equity position is subordinate to the debt securities of the Company. These investors allow the Company to maximize its resources by enhancing the due diligence process and financial sophistication of the borrower, and by providing increased controls and a source of potential additional follow-on capital. The interest and support of sophisticated equity investors tends to increase the Company's confidence in the borrower, its management team and the potential long-term value of the borrower's business.

          Experienced Management Teams. The Company seeks to identify potential borrowers that have management teams that are experienced, have a significant ownership interest in the borrower and include a chief executive officer and chief financial officer who demonstrate the ability to accomplish the objectives set forth in the borrower's business plan.

          Profitable Operations. The Company focuses on portfolio companies that have positive earnings from operations (before interest, depreciation and amortization). The Company does not typically lend to start-up companies.


          Exit Strategy. Prior to making an investment, the Company analyzes the potential for the borrower to repay its loan and to experience a liquidity event that would allow the Company to realize value for its equity position. Liquidity events include, without limitation, an initial public offering, a sale of the borrower or a repurchase by the borrower of the Company's equity position.


LOAN REPAYMENT; VALUATION AND REALIZATION OF EQUITY INVESTMENTS

     The Company's investments in small businesses are made with the intent of having the loans repaid within five years and liquidating the equity portion of the investments for cash within five to ten years. If an investment is successful, not only will the loan made by the Company have been repaid with interest, but the Company may be in a position to realize a gain on the equity security obtained in connection with the loan. Although the Company expects to dispose of an investment after a certain time, situations may arise in which it may hold equity securities for a longer period. From the Company's inception through December 31, 1996, $320.4 million of loans have been originated and $56.6 million or 17.7% have been repaid.



     Each loan the Company makes generally has a related five-year warrant to buy common stock of the borrower. These warrants are exercisable at a nominal price (usually $.01 per share) and typically represent 3% to 15% of a borrower's fully diluted common stock. The warrants are generally structured to provide both registration rights that entitle the Company to sell the equity securities of the borrower in a public offering and a put option that requires the borrower to repurchase the warrant after five years at the fair market value of the shares issuable. As of December 31, 1996, the Company had ten stock positions in publicly traded companies that had a fair market value of $13.6 million on that date. In accordance with the Company's valuation policy, the securities were carried at a fair value of $11.4 million at December 31, 1996. In addition, at that date, the Company owned common stock and preferred stock investments in 25 non-public companies with a fair value of approximately $23.5 million. The Company has also converted approximately 25 equity positions to cash since inception with gains approximating $17.8 million. At December 31, 1996, the Company held warrant positions in eight public companies that it carried on its books at a fair value of approximately $1.3 million and warrants in approximately 120 private companies that it carried at a fair value, as determined in good faith by the Board of Directors in accordance with the Company's Valuation Policy, of $14.6 million. For a discussion of the Company's Valuation Policy see "Summary of Significant Accounting Policies" in the Notes to Financial Statements included elsewhere in this Prospectus.


TEMPORARY INVESTMENTS


     Pending investment in the types of securities described above, the Company will invest its otherwise uninvested cash in (i) federal government or agency issued or guaranteed securities that mature in 15 months or less; (ii) repurchase agreements with banks whose deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC") (an "insured bank"), with maturities of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government; (iii) certificates of deposit in an insured bank with maturities of one year or less, up to the amount of the deposit insurance; (iv) deposit accounts in an insured bank subject to withdrawal restrictions of one year or less, up to the amount of deposit insurance; (v) certificates of deposit or deposit accounts in an insured bank in amounts in excess of the insured amount if the insured bank is deemed "well-capitalized" by the FDIC; or (vi) high quality debt securities maturing in one year or less from the time of investment in such high quality debt securities.


OPERATIONS


     Marketing. The Company currently employs six lending officers who cover certain geographic territories. In order to originate loans, these lending officers make use of an extensive referral network comprised of investment bankers, venture capitalists, attorneys, accountants, commercial bankers and business brokers. A lending officer typically receives between five and ten informational packages per week from these sources. On average, each lending officer closes one loan per month. In February 1996, in an effort to expand its geographic presence, the Company entered into a consulting arrangement with an experienced small business finance professional located in northern California who assisted the Company in identifying potential borrowers and referral sources in the western United States and structuring loan and warrant transactions with small businesses so identified. Due to the early success of this operation, the Company has relocated one of its senior lenders to the West Coast to manage a new office in San Francisco, California and engaged another consultant with small business finance experience. The Company is also considering expanding its presence into other geographic markets and anticipates opening an office in the Northeast in fiscal 1997.


     Loan Approval Process. The Company's lending officers review informational packages in order to identify potential borrowers. After identifying applicants that meet the Company's investment criteria, the loan officer, in conjunction with the Chief Operating Officer, selects applicants that merit additional consideration. See "-- Selection of Loan and Investment Opportunities." The lending officer then conducts a more thorough investigation and analysis ("due diligence") of the applicant. The due diligence process usually includes on-site visits, review of historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, background checks and research on the applicant's product, service or particular industry.


     Upon the completion of due diligence, the lending officer completes a standard borrower profile that summarizes the borrower's historical financial statements, its industry and management team, and its conformity to the Company's investment criteria. The lending officer then presents the profile, along with his due diligence findings, to a Loan Approval Committee presently comprised of the George M. Miller, II, David M. Resha, Donald F. Barrickman and Carl W. Stratton, which committee evaluates the merits and risks of each potential loan and must approve each loan. Additional due diligence is conducted by the Company's attorneys prior to funding the loan.


     Loan Grading. In 1994, the Company implemented a system by which it graded all loans on a scale of 1 to 6. The system was intended to reflect the performance of the borrower's business as well as the collateral coverage of the loan and other factors considered relevant. During late 1995, the system was refined to reflect management's additional experience in monitoring its growing loan portfolio. Each loan is evaluated by the respective lending officer and the Chief Operating Officer based on the financial performance of the borrower and other borrower-specific risk factors that may include management quality, capitalization, collateral coverage, value of intangible assets and availability of working capital. All new loans are assigned a grade 3 for a period of six months in the absence of an extraordinary event during that period. After the initial six months, loans are assigned a grade of 1 to 6. Thereafter, all loans are reviewed and graded on at least a quarterly basis.

     Management believes that loans with a grade 1 involve the least amount of risk in the Company's portfolio, as the borrower is performing well above expectations financially, and other risk factors are clearly favorable. Management believes that loans with a grade 2 involve low risk relative to other loans in the Company's portfolio, as the borrower is performing above expectations financially and the majority of risk factors are favorable. Management believes that loans with a grade 3 involve an acceptable risk, as the borrower is performing as expected financially and the other risk factors are generally favorable.

     Management believes that loans with a grade 4, while still involving an acceptable level of risk, require additional attention from the lender. A loan with a grade 4 typically involves a borrower that is performing marginally below expectations, and the existence of short term trends or negative events that have created some concern. However, other risk factors are favorable. Loans in this category require a proactive action plan to be executed by the borrower's management and monitored by the lender. A grade 4 is considered to be a temporary rating (generally no longer than six months) that will result in either an upgrade or downgrade. The loan is usually serviced by the lending officer or sometimes by a member of the workout area.

     Management believes that loans with a grade 5 involve greater than an acceptable level of risk. The borrower is performing substantially below expectations financially and negative trends persist. Other risk factors are marginal and the execution of an action plan is critical to the long term viability of the borrower. The loan may be in default, and interest is probably not being accrued, but Sirrom's management believes the borrower's management is capable of executing a plan to return the borrower to an acceptable risk level.


     Management believes that loans with a grade 6 involve an unacceptable level of risk with substantial probability of loss. The borrower has grossly failed to perform financially over an extended period and other unacceptable risk factors exist. Rather than rely on borrower's management, the Company has decided to implement its own action plan to return the borrower to a satisfactory risk level or to liquidate the borrower or its collateral. Interest is not being accrued, and the Company has charged off or fully expects to charge off some part of the loan.


     Loans graded 5 or 6 are placed on the Company's Credit Watch List and are serviced by a member of the workout area. The workout area consists of two officers of the Company. See "-- Delinquency and Collections" below.

     Loan Portfolio. During the year ended December 31, 1996, the Company originated loans to 84 companies, including 48 new borrowers, in the aggregate principal amount of approximately $132.0 million, in several industries. During the same period, the Company realized $12.3 million in equity gains and realized approximately $2.8 million in loan and other losses. The following table sets forth the amount of the Company's loans originated and repaid for the periods indicated, as well as the realized gain on investments.



                                                  FROM
                                               INCEPTION
                                                THROUGH              YEAR ENDED DECEMBER 31,
                                              DECEMBER 31,   ---------------------------------------
                                                  1992        1993      1994       1995       1996
                                              ------------   -------   -------   --------   --------
                                                              (DOLLARS IN THOUSANDS)
Loans originated.............................   $ 14,639     $31,470   $40,785   $101,505   $131,962
Loan repayments..............................          0       2,013     7,585     14,414     32,630
Loans amount converted to equity.............          0         500     2,150      3,751      8,278
Realized losses on loans.....................          0       1,155     1,155      1,500      1,764
Net realized gains on equity investments.....        198         355       617      3,220     11,227



     The table below sets forth, as of December 31, 1996, the 24 states in which the Company's borrowers maintain their principal place of business, the number of borrowers and the percent of total loan principal balance outstanding to borrowers located in such states.



                                                                          % OF TOTAL
                                                                        LOAN PRINCIPAL    NUMBER
                                                                           BALANCE          OF
                                STATE                                    OUTSTANDING     BORROWERS
----------------------------------------------------------------------  --------------   ---------
Alabama...............................................................         1.4%           2
California............................................................        11.5           11
Colorado..............................................................         2.1            2
Connecticut...........................................................         2.9            3
Florida...............................................................        14.4           19
Georgia...............................................................        15.4           16
Kentucky..............................................................         4.8            4
Maryland..............................................................         2.1            2
North Carolina........................................................         6.3            9
New Jersey............................................................         1.2            2
Ohio..................................................................         3.1            4
Pennsylvania..........................................................         2.4            2
South Carolina........................................................         1.9            3
Tennessee.............................................................         9.3           15
Texas.................................................................        10.8           11
Virginia..............................................................         4.3            8
*Other states (8).....................................................         6.1            9
                                                                             -----          ---
          Total.......................................................       100.0%         122
                                                                             =====          ===


------------


* The other states in which the Company has only a single borrower are Hawaii, Iowa, Maine, Michigan, Mississippi, Missouri, Oklahoma and Wisconsin. The Company also has one borrower in Washington, D.C.


DELINQUENCY AND COLLECTIONS

     When a borrower fails to make a required payment by the tenth of the month, it is notified by telephone by the Company's Controller who discusses with the borrower the expected timing of the payment. If the payment is delinquent more than 30 days, the Chief Operating Officer and responsible lending officer jointly determine an appropriate course of action on the account, which could include transferring responsibility for the loan to the Company's workout area. When a loan reaches 60 days past due, the Company normally discontinues accruing interest, and all loans over 60 days past due become the responsibility of the Company's workout area. Management determines the most appropriate course of action given the particular circumstances with respect to protecting its interest in a defaulted loan, which may involve, among other things, the sale of the borrower or foreclosure proceedings.


     At December 31, 1996, the Company had loans to thirteen companies with an aggregate principal balance of $15.9 million that were graded a 5 or 6 and that were not accruing interest. Based on the particular circumstances involved, the Board of Directors estimated the aggregate fair value of these loans to be $8.7 million, and therefore provided for unrealized depreciation from original cost of $7.2 million on these loans.


CUSTODIAL SERVICES

     Pursuant to a Custodial Services Agreement, First American National Bank (Trust Department) acts as the custodian of all the Company's and SII's portfolio assets in accordance with the 1940 Act and, with respect to SII's portfolio assets, in accordance with SBA Regulations.

MERGER AND ACQUISITION ADVISORY SERVICES


     In August, 1996, the Company acquired Harris Williams. Harris Williams is a merger and acquisition advisory firm that currently focuses exclusively on providing advisory services to small and medium sized companies throughout the United States that are similar in size to Sirrom's portfolio companies. Harris Williams' clients have included divisions of large companies, portfolio companies of professional investor groups, and privately owned businesses. The typical Harris Williams engagement includes a monthly retainer and a success fee contingent upon closing the transaction. The firm has consistently grown since inception with pre-tax income increasing from $207,000 for the year ended December 31, 1993 to $3.3 million for the year ended December 31, 1996 and with the number of professionals increasing from two to fourteen over the past four years. Management believes that future growth of Harris Williams is attainable through adding additional merger and acquisition professionals, by gaining additional market share and by realizing the benefits of its rapidly increasing client base, which should expand as a result of its relationship with the Company. However, no assurance can be given that such growth can be achieved.


COMPETITION

     The Company's principal competitors include financial institutions, venture capital firms and other nontraditional lenders. Many of these entities have greater financial and managerial resources than the Company. The Company believes that it competes effectively with such entities primarily on the basis of the quality of its service, its reputation, and the timely credit analysis and decision-making processes it follows, and to a significantly lesser degree on the interest rates, maturities and payment schedules it offers on the loans to borrowers.

EMPLOYEES


     The Company currently has 43 employees, including 18 employees of Harris Williams. The Company believes its relations with its employees are excellent. The Company believes that it has maintained low overhead as a percentage of its assets as a result of outsourcing all job functions not directly related to the marketing, underwriting and workout of small business loans or the executive management of the Company.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES

     The Company's investment objectives are to achieve both a high level of income from interest on loans and other fees and long-term growth in its shareholders' equity through the appreciation of the equity interests in its portfolio companies. Except for the fundamental policies described below, the Company's investment objectives may be changed by a majority vote of its Board of Directors.

     In making loans and managing its portfolio, the Company will adhere to the following fundamental policies, which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding shares of Common Stock. The percentage restrictions set forth below, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

          1. The Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of its "Qualifying Assets" amounts to less than 70% of the value of its total assets. For a summary definition of "Qualifying Assets," see "Regulation." The Company believes that the securities it has acquired and it proposes to acquire, as well as temporary investments it makes with its idle funds, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of, a right relating to securities that were Qualifying Assets.

          2. The Company, through SII, may issue the maximum amount of SBA debentures permitted by the Small Business Investment Act of 1958, as amended (the "SBIA"), and the regulations promulgated thereunder (the "SBA Regulations"). At December 31, 1996, SII had borrowed $90.0 million from the SBA, the maximum amount available to an SBIC under the SBA debenture program.

          3. The Company may borrow funds to the extent permitted by the 1940 Act. A BDC may borrow funds through the issuance of "Senior Securities" if, immediately after such issuance, the securities will have asset coverage of at least 200%. In connection with the transfer of its SBIC Operations to SII and the formation of SFC, the Company obtained certain exemptive relief from the Commission with respect to certain provisions of the 1940 Act. Accordingly, the Company, SII and SFC may issue Senior Securities, so long as after incurring such indebtedness the Company, individually, and the Company and its subsidiaries, on a consolidated basis, meet the 200% asset coverage requirement.

          4. The Company will not concentrate its investments in any particular industry or particular group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets consists of securities of companies in the same industry.

          5. The Company will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an "underwriter" of securities purchased by it that subsequently must be registered under the Securities Act before they may be offered or sold to the public), (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by the Company), (iii) sell securities short, (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money),
     (v) write or buy put or call options (except to the extent of warrants or conversion privileges obtained in connection with its loans, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances), (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations), or (vii) acquire the voting stock of, or invest in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          6. The Company may make loans and loans with equity features, as well as investments in equity securities of small business concerns. It is anticipated that substantially all of the Company's investments in small business concerns will continue to be secured loans with warrants or other equity features issued in connection therewith. The Company may also make loans as permitted under its Amended and Restated 1994 Stock Option Plan and its 1996 Incentive Stock Option Plan, as described in this Prospectus under "Management -- Employee Stock Options".


          The Company's and SII's policies with respect to the following matters are not fundamental policies and may be changed, subject to the SBIA and SBA Regulations, by the Company's Board of Directors.



          1. The Company may make loans and loans with equity features, as well as investments in equity securities of small business concerns. At December 31, 1996, 82% of the Company's total assets were invested in loans and convertible debt with related warrants, 12% in equity securities, and 6% in other assets. SII will not make loans to any single small business concern or its affiliates that exceed 20% of SII's regulatory capital. Under the SBA Regulations, without prior SBA approval, loans to any single small business concern and its affiliates may not exceed 20% of SII's regulatory capital.


          2. SII must invest funds that are not being used to make small business concern loans in investments permitted by the SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of SII's assets so invested will depend on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under SII's credit facility.

PORTFOLIO TURNOVER


     During the year ended December 31, 1996, the Company made loans to 84 companies totaling approximately $132.0 million and received repayments (either partial or full) from 24 companies aggregating $32.6 million. During the year ended December 31, 1995, the Company made loans to 44 companies totaling approximately $101.5 million and received ten repayments (either partial or full) aggregating $14.4 million. During the year ended December 31, 1994, the Company made loans to 34 companies totaling approximately $40.8 million and received six repayments aggregating approximately $7.6 million. During the year ended December 31, 1993, the Company made loans to 31 companies totaling approximately $31.5 million and received three repayments aggregating $2.0 million. Since inception, the Company has originated $320.4 million in total loans and $56.6 million, or 17.7%, have been repaid. The Company cannot control changes in its portfolio of investments, as borrowers have the right to prepay loans made by the Company without penalty, and the first loans made by the Company begin maturing May 1997.


INVESTMENT ADVISOR

     The Company has no investment advisor and is advised by its executive officers under the supervision of its Board of Directors.

                              PORTFOLIO COMPANIES


     The following table sets forth certain information as of December 31, 1996, regarding each portfolio company in which the Company or SII has an equity investment. Unless otherwise noted, the only relationship between each portfolio company and the Company is the Company's investment. As an SBIC, SII is deemed to make available significant managerial assistance to its portfolio companies. For information relating to the amount and general terms of all loans to portfolio companies, see the Company's Consolidated Portfolio of Investments as of December 31, 1996 at pages F-25 to F-33 herein.



                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
A B Plastics Holding Corporation...............  Plastics molding          Warrant to purchase             20.0%
  15730 S. Figueroa                                                          Common Stock
  Gardena, CA 90248
Affinity Corporation...........................  Telecommunications        Warrant to purchase              9.7
  20975 Swenson Drive                                                        Common Stock
  Suite 150
  Waukesha, WI 53186
Alternative Home Care..........................  Home Health Care          Warrant to purchase             13.0
  P.O. Box 17486                                                             Common Stock
  Clearwater, FL 34622
American Corporate Literature, Inc.............  Printing/Distribution     Warrant to purchase             19.7
  811 Cowan St.                                                              Common Stock
  Nashville, TN 37207

American Network Exchange, Inc. ...............  Telecommunications        Warrant to purchase               .1
  100 W. Lucerne Circle                                                      Common Stock
  Suite 100                                                                Common Stock                      .1
  Orlando, FL 32801
American Rockwool..............................  Rockwool Insulation       Warrant to purchase             11.0
  Acquisition Corporation                                                    Common Stock
  P.O. Box 880
  Spring Hope, NC 27882
Amscot Holdings, Inc. .........................  Check Cashing Service     Warrant to purchase             26.5
  8430 North Armenia Avenue                                                  Common Stock
  Service Tampa, FL 33614
Argenbright Holdings, Limited..................  Security Services         Warrant to purchase              3.5
  3465 N. Desert Drive                                                       Common Stock
  Atlanta, GA 30344
Ashe Industries, Inc. .........................  Building Products         Warrant to purchase             17.1
  4505 Transport Drive                                                       Common Stock
  Tampa, FL 33605
Associated Response Services, Inc. ............  Direct Mail               Warrant to purchase             35.2
  9900 Brookford Street                                                      Common Stock
  Charlotte, NC 28273
Assured Power, Inc. ...........................  Environmental             Warrant to purchase             16.0
  4816 Sirus Lane                                                            Common Stock
  Charlotte, NC 28208
Auto Rental Systems, Inc. .....................  Auto Leasing              Warrant to purchase              7.0
  25 Century Blvd.                                                           Common Stock
  Suite 204
  Nashville, TN 37214
Avionics Systems, Inc..........................  Aviation Services         Warrant to purchase             15.0
  P.O. Box 2444                                                              Common Stock
  Oakland, CA 94614
B&N Company, Inc. .............................  Software                  Warrant to purchase              4.0
  3060 Peachtree Rd., NW, Suite 1460                                         Common Stock
  Atlanta, GA 30305

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
BankCard Services Corporation..................  Debit Card                Warrant to purchase             28.0%
  3400 McClure Ridge Rd.                                                     Common Stock
  Bldg. E, Ste. B
  Duluth, GA 30136
BiTec Southeast, Inc. .........................  Specialty Gas             Warrant to purchase             15.0
  8405-G Benjamin Rd.                                                        Common Stock
  Tampa, FL 33634

Caldwell/VSR Inc. .............................  Contract                  Warrant to purchase             15.9
  17151 Darwin Avenue                            Manufacturing               Common Stock
  Hesperia, CA 92345                                                       Preferred Stock                100.0
Cardiac Control Systems, Inc. .................  Pacemaker                 Warrant to purchase              2.9
  3 Commerce Blvd.                               Manufacturer                Common Stock
  Palm Coast, FL 32164                                                     Common Stock                     1.5
Cartech Holdings, Inc..........................  Paint and Body Shop       Warrant to purchase             20.0
  11200 Alpharetta Hwy.                                                      Common Stock
  Roswell, GA 30076
Carter Kaplan Holdings, L.L.C. ................  Investment Banking        Warrant to purchase             24.0
  629 East Main Street                                                       interest in L.L.C.
  Suite 1200
  Richmond, VA 23219
Cedaron Medical, Inc...........................  Equipment/Software        Warrant to purchase              4.2
  9352 Campbell Road                                                         Common Stock
  Winter, CA 95694
CellCall, Inc. ................................  Radio/Telephone           Warrant to purchase              1.3
  103 Jerrico Drive                              Communications              Common Stock
  Suite 200
  Lexington, KY 40509
CF Data Corp...................................  Check Verification        Warrant to purchase             20.5
  9441 LBJ Freeway                                                           Common Stock
  Dallas, TX 75243
Champion Glove Manufacturing Co.,Inc. .........  Sports Equipment          Warrant to purchase              6.9
  12121 E. 51st St. #102                                                     Common Stock
  Tulsa, OK 74146
C.J. Spirits, Inc. ............................  Distilled Spirits         Warrant to purchase             10.0
  2903 Pointer Place                                                         Common Stock
  Seffner, FL 33584
Clearidge, Inc. ...............................  Bottled Water             Common Stock                    33.9
  2710 Landers Avenue                                                      Warrant to purchase              9.3
  Nashville, TN 37211                                                        Common Stock
CLS Corporation................................  Management Services       Preferred Stock --              86.0
  4 Century Parkway                                                          Series A
  Suite 110                                                                Warrant to purchase              4.2
  Blue Bell, PA 19422                                                        Common Stock
Colonial Investments, Inc. ....................  Retail                    Warrant to purchase             18.0
  4530 Harding Rd.                                                           Common Stock
  Nashville, TN 37205
Consumat Systems, Inc. ........................  Environmental             Warrant to purchase             20.0
  P.O. Box 9379                                                              Common Stock
  Richmond, VA 23227
Continental Diamond Cutting Company............  Jewelry Replacement       Warrant to purchase             12.2
  4427 W. Kennedy Blvd.                                                      Common Stock
  Suite 300
  Tampa, FL 33609

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Corporate Flight Management, Inc. .............  FBO Airport               Warrant to purchase              6.6%
  Smyrna Airport                                                             Common Stock
  Hangar 625
  Smyrna, TN 37167
Corporate Link.................................  Real Estate               Warrant to purchase             16.0
  100 North Tampa St.                            Management                  Common Stock
  Tampa, FL 33602
CreditCorp and affiliates......................  Consumer Finance          Warrant to purchase              5.0%
  P.O. Box 1015                                                              Common Stock
  Cleveland, TN 37364-1015
Dalcon Technologies, Inc. .....................  Computer Services         Warrant to purchase             20.0
  1321 Murfreesboro Road                                                     Common Stock
  4th Floor                                                                Preferred Stock --             100.0
  Nashville, TN 37217                                                        Series B
Dalt's, Inc. ..................................  Restaurant                Warrant to purchase             25.0
  250 East Wilson Bridge Rd.                                                 Common Stock
  Suite 190
  Worthington, OH 43085
The Delaware Publishing Group, Inc. ...........  Publishing                Warrant to purchase             47.7
  1112 E. Copeland Rd., Ste. 510                                             Common Stock
  Arlington, TX 76011
DentalCare Partners, Inc. .....................  Dental Services           Preferred Stock --               6.8
  3109 Poplarwood Court                                                      Series E
  Suite 300                                                                Warrant to purchase              5.0
  Raleigh, NC 27604-1025                                                     Common Stock
Eastern Food Group L.L.C. .....................  Grocery                   Warrant to purchase             15.0
  2400 S. Memorial Drive                                                     interest in L.L.C.
  Greenville, NC 27834
Educational Medical, Inc. .....................  Technical Schools         Common Stock                     1.6
  1327 Northmeadow Parkway
  Suite 132
  Roswell, GA 30076
Electronic Merchant Services...................  Payment Processing        Warrant to purchase             12.5
  1401 Main Street                                                           Common Stock
  Suite 850                                                                Preferred Stock --             100.0
  Columbia, SC 29201                                                         Series B
Encore Orthopedics, Inc. ......................  Orthopedics               Warrant to purchase              7.4
  8900 Shoal Creek Blvd., Bldg. 300                                          Common Stock
  Austin, TX 78757
Entek Scientific, Inc..........................  Applied Technology        Warrant to purchase              3.7
  4480 Lake Forest Drive                                                     Common Stock
  Suite 316
  Cincinnati, OH 45242
Express Shipping Centers, Inc. ................  Shipping                  Warrant to purchase              5.0
  P.O. Box 1599                                                              Common Stock
  Fairfield, IA 52556
FCOA Acquisition Corp .........................  Retail                    Common Stock                     2.5
  745 Birginal Drive
  Bensenville, IL 60106-2104
Foodnet Holdings, LLC..........................  Fast Food Services        Warrant to purchase              8.0
  510m Eastpark Court                                                        interest in LLC
  Suite 190
  Sandstar, VA 23150
Fortrend Engineering Corp......................  Manufacturing             Warrant to purchase              3.3
  1273 Hammerwood Ave.                                                       Common Stock
  Sunnyvale, CA 92673

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Front Royal, Inc. .............................  Environmental             Common Stock                      .9%
  2200 Gateway Blvd.                             Insurance                 Warrant to purchase              1.8
  Suite 205                                                                  Common Stock
  Morrisville, NC 27560
Fycon Technologies, Inc. ......................  OEM                       Preferred Stock --             100.0
  4100 Barringer Drive                                                       Series A
  Charlotte, NC 28217                                                      Warrant to purchase             15.0
                                                                             Common Stock
Fypro, Inc. ...................................  OEM                       Warrant to purchase             15.0
  4100 Barringer Drive                                                       common stock
  Charlotte, NC 28217
Gardner Wallcovering, Inc. ....................  Wallcovering              Warrant to purchase              2.0
  3300 Canton Pike                                                           Common Stock
  Hopkinsville, KY 42240
General Materials Management, Inc..............  Computer/Technology       Warrant to purchase             10.0
  991 Calle Amanecer                                                         Common Stock
  San Clemente, CA 92673
Generation 2 Worldwide, LLC ...................  Furniture Products        Membership interest             30.0
  P.O. Box 2208                                                              in L.L.C.
  113 Anderson Ct.
  Dothan, AL 36302-2208
Global Finance & Leasing, Inc. ................  Leasing                   Warrant to purchase             25.0
  P.O. Box 9406                                                              Common Stock
  Wyoming, MI 49509
Global Marine Electronics, Inc.................  Marine Electronics        Warrant to purchase             18.0
  934 Single Path Lane                                                       Common Stock
  St. Louis, MO 63122
Gold Medal Products, Inc. .....................  Manufacturing             Warrant to purchase             32.8
  1500 Commerce Rd.                                                          Common Stock
  Richmond, VA 23214
Golf Corp. of America, Inc. ...................  Golf Driving Ranges       Common Stock                     3.8
  6950 Charlotte Pike                                                      Warrant to purchase             31.5
  Nashville, TN 37209                                                        Common Stock
Golf Video, Inc. ..............................  Interactive Golf Video    Warrant to purchase             49.5
  6950 Charlotte Pike                                                        Common Stock
  Nashville, TN 37209
Good Food Fast Companies, The..................  Bagel & Coffee Retail     Warrant to purchase             17.0
  151 Kalmus Dr.                                                             Common Stock
  Costa Mesa, CA 92626
Gulfstream International Airlines, Inc. .......  Commuter Airline          Warrant to purchase             21.0
  P.O. Box 777                                                               Common Stock
  Miami Springs, FL 33266                                                  Preferred Stock --
                                                                             Series A                     100.0
H & H Acquisition Corporation..................  Textile Parts             Warrant to purchase             22.5
  P.O. Box 8516                                                              Common Stock
  Greenville, SC 29604
Home Link Services, Inc. ......................  Home Services             Warrant to purchase             20.0
  250 East Carpenter Freeway                                                 Common Stock
  7 Decker                                                                 Preferred Stock                100.0
  Irving, TX 75062
Horizon Medical Products, Inc. ................  Medical Products          Warrant to purchase              8.3
  4200 Northside Pkwy., NW                                                   Common Stock
  Atlanta, GA 30327
HPC America, Inc...............................  Healthcare                Warrant to purchase              2.8
  One Hook Road                                                              Common Stock
  Sharon Hill, PA 19079

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Hoveround Corporation..........................  Wheelchairs               Warrant to purchase             10.0%
  8135 25th Court East                                                       Common Stock
  Sarasota, FL 34243
HTR, Inc. .....................................  Software Consulting       Warrant to purchase              6.0
  6100 Executive Blvd., Ste. 810                                             Common Stock
  Rockville, MD 20862
Hunt Incorporated..............................  Truck Dealer              Warrant to purchase             10.0
  8211 Adamo Drive                                                           Common Stock
  Tampa, FL 33619
Hunt Leasing & Rental Corporation..............  Truck Leasing             Warrant to purchase             10.0
  8211 Adamo Drive                                                           Common Stock
  Tampa, FL 33619
I. Schneid Holdings, L.L.C. ...................  Equipment Cleaning        Warrant to Purchase             11.0
  1429 Fairmont Ave, NW                                                      Interest in L.L.C.
  Atlanta, GA 30318-4153
ILD Communications, Inc........................  Telecommunications        Warrant to purchase              3.2
  1300 Sawgrass Village Circle                                               Common Stock
  Suite 5
  Ponteverda Beach, FL 32082
Innotech, Inc. ................................  Optical Products          Common Stock                     0.7
  5568 Airport Road
  Roanoke, VA 24012-1311
In Store Services, Inc. .......................  Retail Services           Warrant to purchase             12.5
  9332 Forsyth Park Drive                                                    Common Stock
  Charlotte, NC 28241
International Risk Control, Inc. ..............  Computer Software         Preferred Stock --               0.8
  636 Ramona Street                                                          Series A
  Palo Alto, CA 94301-2546
Johnston County Cable L.P. ....................  Entertainment             Warrant to purchase             27.5
  2444 Solomons Island Rd., Suite 202                                        L.P. interest
  Annapolis, MD 21401                                                      Class A interest                11.1
                                                                             in L.P.
Kentucky Kingdom, Inc. ........................  Amusement Park            Common Stock                     5.2
  P.O. Box 9016                                                            Warrant to Purchase              2.0
  Louisville, KY 40209-9016                                                  Common Stock
Kryptonics, Inc. ..............................  In-Line Skates            Warrant to purchase              6.4
  740 South Pierce Ave.                                                      Common Stock
  Louisville, CO 80027
K.W.C. Management Corp. .......................  Music Retail              Warrant to purchase             24.4
  3390 Peachtree Rd., NE                                                     Common Stock
  Suite 1132
  Atlanta, GA 30326
Lane Acquisition Corporation...................  Manufacturing             Warrant to purchase              6.0
  120 Fairview Ave.                                                          Common Stock
  Arlington, TX 39705
Leisure Clubs International, Inc...............  Specialized Travel        Warrant to purchase             10.0
  2400 Herodian Way                                                          Common Stock
  Suite 330
  Smyrna, GA 30080
Lovett's Buffet, Inc. .........................  Restaurants               Warrants to purchase             3.0
  5118 Park Avenue                                                           Common Stock
  Suite 127
  Memphis, TN 38117
Mayo Hawaiian Corporation......................  Tire Manufacturer         Warrant to purchase              7.5
  701 S. Queen St.                                                           Common Stock
  Honolulu, HI 96813

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
MBA Marketing Corporation......................  Shoe Stores               Warrant to purchase              4.3%
  6615 Dublin Center Drive                                                   Common Stock
  Dublin, OH 43017
McAuley's, Inc.................................  Home Fragrance            Warrant to purchase              6.0
  1814 S. 3rd St.                                                            Common Stock
  Memphis, TN 38109
Metals Recycling Technologies Corp. ...........  Waste Recovery            Warrant to purchase              5.0
  3350 Cumberland Circle                           Facilities                Common Stock
  Atlanta, GA 30339
Money Transfer Systems, Inc. ..................  Credit Card Services      Warrant to purchase              8.5
  600 Lakeview Rd., Suite A                                                  Common Stock
  Clearwater, FL 34616
Monogram Products, Inc.........................  Novelty Manufacturing     Warrant to purchase              6.0
  12395 75th St. N.                                                          Common Stock
  Largo, FL 34643
Moore Diversified Products, Inc. ..............  Metal Fabrication         Warrant to purchase             11.0
  1441 Sunshine Lane                                                         Common Stock
  Lexington, KY 40505
Moovies Inc. ..................................  Video Stores              Common Stock                     1.5
  201 Brookfield Pkwy., Ste. 200                                           Warrant to purchase              0.2
  Greenville, SC 29607                                                       Common Stock
Multicom Publishing, Inc. .....................  Software Publishing       Warrant to purchase              2.8
  1100 Olive Way, #125                                                       Common Stock
  Seattle, WA 98101
Multi-Media Data Systems, Inc. ................  Healthcare                Warrant to purchase             20.0
  Two Concourse Parkway, Suite 225               Management/                 Common Stock
  Atlanta, GA 30328                              Information
Multimedia Learning, Inc. .....................  Employee Training         Warrant to purchase              8.1
  5215 North O'Connor                                                        Common Stock
  Suite 760
  Irving, TX 75039
National Vision Associates, Ltd. ..............  Optical Stores            Common Stock                     1.0
  296 South Clayton Street
  Lawrenceville, GA 30245
Nationwide Engine Supply, Inc. ................  Engine Rebuilding         Warrant to purchase             20.2
  609 N. Houston                                                             Common Stock
  Fort Worth, TX 76106
North American Sports Camps, Inc...............  Sports Camps              Warrant to purchase             23.0
  5 Connecticut Ave.                                                         Common Stock
  Norwich, CT 06360
Novavision, Inc. ..............................  Optical Products          Warrant to purchase             10.0
  2700-200 Gateway Center                                                    Common Stock
  Morrisville, NC 27560                                                    Preferred Stock --             100.0
                                                                             Series A
NRI Service and Supply, L.P. ..................  Gas Pump Services         Warrant to purchase             27.5
  333 Ludlow Street                                                          L.P. Interests
  Stamford, CT 06902
Orchid Manufacturing Group, Inc. ..............  Manufacturing             Warrant to purchase              2.6
  100 Winners Circle                                                         Common Stock
  Brentwood, TN 37027
P.A. Plymouth, Inc. ...........................  Retail                    Warrant to purchase             15.0
  100 Corporate Drive                                                        Common Stock
  Radford, VA 24141
Palco Telecom Services, Inc. ..................  Telephone Repair          Common Stock                     5.0
  2914 Green Cove Road                           Services
  Huntsville, AL 35803

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Paradigm Valve Services, Inc. .................  Valve Remanufacturing     Warrant to purchase             12.0%
  901 W. 13th St.                                                          Common Stock
  Deer Park, TX 77536-3163
Patton Management Corporation..................  Communications            Warrant to purchase             10.0
  P.O. Box 491539                                                            Common Stock
  Atlanta, GA 30349
PaySys International, Inc. ....................  Computer Systems          Warrant to purchase              2.7
  900 Winderly Place                             Design                      Common Stock
  Maitland, FL 32751
Pipeliner Systems, Inc. .......................  Sewer Rehabilitation      Warrant to purchase             20.6
  4140 Tuller Road                                                           Common Stock
  Suite 132                                                                Preferred Stock --             100.0
  Dublin, OH 43017                                                           Series B
PFIC Corporation...............................  Third Party Marketing     Warrant to purchase              6.0
  1749 Mallory Lane, Suite 120                                               Common Stock
  Brentwood, TN 37027
The Potomac Group, Inc. .......................  Healthcare Information    Common Stock                     4.0
  P.O. Box 290037                                                          Preferred Stock --              83.2
  Nashville, TN 37229                                                        Series A
PRA International, Inc. .......................  Research                  Warrant to purchase              6.0
  2400 Old Ivy Road                                                          Common Stock
  Charlottesville, VA 22903-4826                                           Preferred Stock --              38.0
                                                                             Class F
Precision Fixtures & Graphics, Inc. ...........  Design/Construction       Warrant to purchase             51.0
  4644 Cummings Park Dr.                                                     Common Stock
  Antioch, TN 37013                                                        Preferred Stock                100.0
Precision Panel Products, Inc. ................  Cabinets                  Warrant to purchase              8.3
  12440 73rd Court, North                                                    Common Stock
  Largo, FL 34643
Premiere Technologies, Inc. ...................  Telecommunications        Common Stock                     1.6
  3399 Peachtree Road, NE
  Suite 400
  Atlanta, GA 30326
Pritchard Glass, Inc. .........................  Auto Glass                Warrant to purchase             25.0
  140 Remount Road                                                           Common Stock
  Charlotte, NC 28203
QuadraMed, Inc. ...............................  Healthcare                Common Stock                     0.5
  245 Peachtree Center Avenue, NE
  Suite 350
  Atlanta, GA 30303
Quest Group International, Inc. ...............  Telecommunications        Warrant to purchase             17.5
  242 Falcon Dr.                                                             Common Stock
  Forest Park, GA 30050
Radiant Systems, Inc...........................  Computer Software         Warrant to purchase              1.5
  1000 Alderman Dr.                                                          Common Stock
  Suite A
  Alpharetta, GA 30202
Radio Systems Corporation......................  Electrical Machinery      Warrant to purchase              8.1
  5008 National Drive                                                        Common Stock
  Knoxville, TN 37914
Rynel, Ltd., Inc. .............................  Hydrophilic               Warrant to purchase             15.0
  Route 27                                       Foam Products               Common Stock
  Boothbay, ME 04537
Scandia Technologies, Inc......................  Specialized               Warrant to purchase             22.0
  2051 Sunnydale Blvd.                           Manufacturing               Common Stock
  Clearwater, FL 34625

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Sheet Metal Specialties, Inc. .................  Manufacturer              Warrant to purchase             35.0%
  P.O. Box 310                                                               Common Stock
  Waxhaw, NC 28173
Skillsearch Corporation........................  Resume Database           Common Stock                     6.8
  3354 Perimeter Hill Drive                                                Warrant to purchase              7.6
  Suite 235                                                                  Common Stock
  Nashville, TN 37211-4129
Southern Specialty Brands, Inc. ...............  Food Distributor          Warrant to purchase             10.0
  c/o Price Waterhouse                                                       Common Stock
  4400 Harding Road
  Nashville, TN 37205
Sqwincher Corporation..........................  Sports Drinks             Warrant to purchase             10.0
  1409 Highway 45 South                                                      Common Stock
  Columbus, MS 39701
Studley Products Corporation...................  Lawn Equipment            Common Stock                    55.1
  361 Dabbs House Road
  Richmond, VA 23223
Suncoast Medical Group Inc. ...................  Optical Products          Warrant to purchase             23.0
  7401 114th Avenue, North                                                   Common Stock
  Suite 503-A
  Largo, FL 34643
Suprex Corporation.............................  Laboratory Analytical     Warrant to purchase              3.5
  125 William Pitt Way                           Instruments                 Common Stock
  Pittsburgh, PA 15238
Tower Environmental, Inc. .....................  Environmental Services    Warrant to purchase             10.1
  4830 W. Kennedy Blvd.                                                      Common Stock
  Suite 930
  Tampa, FL 33609-2574
Trade Am International, Inc. ..................  Retail                    Warrant to purchase              6.0
  6580 Jimmy Carter Blvd.                                                    Common Stock
  Norcross, GA 30071
Trans Global Services, Inc. ...................  Professional Audio        Common Stock                     0.1
  6632 Central Avenue Pike                       Equipment
  Knoxville, TN 37912
TRC Acquisition Company........................  Restaurant Chain          Warrant to purchase             12.5
  2662 Holcomb Bridge Road, Suite 320                                        Common Stock
  Alpharetta, GA 30202
Ultra Fab, Inc.................................  Tank Manufacturing        Warrant to purchase             12.0
  Route 2, Box 1580                                                          Common Stock
  Mexia, TX 76667
Unique Electronics, Inc. ......................  Defense Electronics       Warrant to purchase             20.0
  1320 26th Street                                                           Common Stock
  Orlando, FL 32805                                                        Preferred Stock --             100.0
                                                                             Series A
Urethane Technologies, Inc. ...................  Manufacturing             Warrant to purchase              4.7
  1202 East Wakeham Ave.                                                     Common Stock
  Santa Ana, CA 92705
VanGuard Communications Co., LLC...............  Radio                     Warrant to purchase             12.0
  P.O. Box 5559                                                              interest in LLC
  Avon, CO 81620
VDI Acquisition Company, L.L.C. ...............  Watches                   Warrant to purchase             21.0
  600 Sylvan Avenue                                                          Membership Units
  Englewood Cliffs, NJ 07632
Viking Moorings Acquisition, L.L.C. ...........  Yacht Charter             Warrant to purchase
  19345 U.S. Hwy. 19N, Suite 402                                           Membership interest              6.5
  Clearwater, FL 34624-3193                                                  in L.L.C.

                                                                                                       PERCENTAGE
                                                      NATURE OF ITS        TITLE OF SECURITIES HELD     OF CLASS
     NAME AND ADDRESS OF PORTFOLIO COMPANY         PRINCIPAL BUSINESS           BY THE COMPANY          HELD(1)
-----------------------------------------------  -----------------------   -------------------------   ----------
Virginia Gas Company...........................  Gas                       Warrant to purchase              3.0%
  P.O. Box 2407                                                              Common Stock
  Abingdon, VA 24212                                                       Preferred Stock --             100.0
                                                                             Series A
Virtual Resources, Inc.........................  Computer Software         Warrant to purchase              7.5
  490 Sun Valley Drive                                                       Common Stock
  Building 200
  Roswell, GA 30076
Vista Information Solutions, Inc...............  Information Company       Warrant to purchase              5.0
  5060 Shoreham Place                                                        Common Stock
  San Diego, CA 92122
Voice FX Corporation...........................  Telecommunications        Warrant to purchase              7.1
  1100 E. Hector Street, Suite 416                                           Common Stock
  Conshohocken, PA 19428                                                   Common Stock                     0.7
WJ Holdings, Inc. .............................  Metal Fabrication         Warrant to purchase             25.0
  301 E. Goetz Avenue                                                        Common Stock
  Santa Ana, CA 92707
Zahren Alternative Power Corporation...........  Converted Power           Warrant to purchase              6.5
  40 Tower Lane                                                              Common Stock
  Avon, CT 06001                                                           Common Stock                     5.9
                                                                           Preferred Stock                  4.9


------------

(1) Percentages shown for warrants held by the Company represent the percentage of class of security to be owned upon exercise of the warrant.

                                   MANAGEMENT

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has two committees, a Compensation Committee comprised of Messrs. Eberle, Pirtle, and Wilson and an Audit Committee comprised of Messrs. Duncan, McCabe and Mathias. All of the Company's directors are subject to re-election at each annual meeting of shareholders. The directors each receive $1,000 for each separate Board or committee meeting attended and are reimbursed for expenses relating thereto. The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

     The following table sets forth certain information regarding the directors of the Company.

                    NAME                       AGE                       POSITION
---------------------------------------------  ---   ------------------------------------------------
John A. Morris, Jr. M.D.(1)..................  50    Chairman of the Board and Director
George M. Miller, II(1)......................  37    President, Chief Executive Officer and Director
E. Townes Duncan.............................  43    Director
William D. Eberle............................  73    Director
Edward J. Mathias............................  55    Director
Robert A. McCabe, Jr.........................  46    Director
Raymond H. Pirtle, Jr.(1)....................  55    Director
L. Edward Wilson, P.E........................  52    Director

------------

(1) "Interested Person" as defined in Section 2(a)(19) of the 1940 Act.

     John A. Morris, Jr., M.D., co-founded the Company in August 1991. Dr. Morris currently holds appointments of Professor of Surgery and Director of the Division of Trauma and Surgical Critical Care at the Vanderbilt University School of Medicine, Medical Director of the LifeFlight Air Ambulance Program at Vanderbilt University Hospital, and Associate in the Department of Health Policy and Management at the Johns Hopkins University.


     George M. Miller, II, co-founded the Company in August 1991. Prior to August 1991, Mr. Miller worked for two years as a vice president in the Investment Banking Group of Equitable Securities Corporation ("Equitable"). From 1987 to 1989, Mr. Miller worked as an associate in the Corporate Finance department of J.C. Bradford & Co. Prior to that time, Mr. Miller spent four and one-half years on active duty in the United States Marine Corps. Mr. Miller holds a Master of Business Administration from the University of North Carolina at Chapel Hill and a Bachelor of Science degree from the University of Tennessee.



     E. Townes Duncan has been the President of Solidus, LLC, a private investment firm, since January 1, 1997. Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family, is the principal investor in Solidus, LLC. Mr. Duncan is also a director of Comptronix Corporation, a provider of electronics contract manufacturing services, and has served as its Chairman of the Board and Chief Executive Officer since November 1993. Comptronix Corporation filed a petition for Chapter 11 protection on August 9, 1996. Mr. Duncan was a Vice-President of Massey Burch Investment Group, Inc., a Nashville venture capital firm, from 1985 to November 1993. Mr. Duncan is also a director of J. Alexander's Corporation, an owner and operator of restaurants in eight states.


     William D. Eberle is chairman of Manchester Associates, Ltd., a venture capital and international consulting firm and is Of Counsel to the law firm of Kaye, Scholer, Fierman, Hays & Handler. Mr. Eberle is also Chairman of America Service Group Inc., a health care services Company, and Showscan Entertainment, Inc., a movie-based software and technology company, and is a director of Ampco-Pittsburgh Corp., a steel fabrication equipment company, Barry's Jewelry, a retail jewelry chain, Fiberboard Corporation, a timber manufacturer, Mitchell Energy and Development a gas and oil company, and Mid-States PLC, an autoparts distributor headquartered in Nashville. Mr. Eberle is also the Vice Chairman of the U.S. Council of the International Chamber of Commerce.

     Edward J. Mathias has been a managing director of The Carlyle Group, a Washington, D.C. based private merchant bank, since 1994. Mr. Mathias served as a managing director of T. Rowe Price Associates, Inc., an investment management firm, from 1971 to 1993. Mr. Mathias is also a director of U.S. Office Products, a supplier of office products, and PathoGenesis Corporation, a biotechnology company.


     Robert A. McCabe, Jr., has been the Vice Chairman of First American Corporation, a bank holding company headquartered in Nashville, since 1993 and the President of First American Enterprises, a division of First American Corporation, since 1994. Prior to that time, Mr. McCabe served as President of the General Bank of First American National Bank, a subsidiary of First American Corporation. Mr. McCabe is also a director of First American Corporation.


     Raymond H. Pirtle, Jr., is a managing director and a member of the Board of Directors of Equitable, having joined the firm in February 1989. Prior to that date, Mr. Pirtle was a general partner of J.C. Bradford & Co.


     L. Edward Wilson, P.E., is president of Sirrom Resource Texas, Inc. ("SRF"), the general partner of Sirrom Resource Funding, L.P., a privately owned partnership that provides capital to environmental service firms and that is controlled by Sirrom Partners, L.P., a limited partnership owned by Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family. See "Principal and Selling Shareholders." Prior to joining SRF, Mr. Wilson served as president and chief executive officer of OSCO, Inc., a Nashville-based environmental services company. Prior to that, Mr. Wilson served as executive vice president of ERC Environmental & Energy Services, Inc. ("ERC"), where he was in charge of all eastern regional operations of this publicly-traded environmental services company. He joined ERC after it acquired the EDGE Group, a company he founded in 1982.


OFFICERS

     The following table sets forth certain information regarding officers of the Company.


                    NAME                       AGE                       POSITION
---------------------------------------------  ---   ------------------------------------------------
George M. Miller, II.........................  37    President, Chief Executive Officer and Director
David M. Resha...............................  50    Chief Operating Officer
Carl W. Stratton.............................  37    Chief Financial Officer
Donald F. Barrickman.........................  46    Vice President -- Special Assets
Jeffrey D. Armstrong.........................  38    Vice President -- Special Assets
John N. Dyslin...............................  30    Vice President -- Portfolio Manager
Kathy Harris.................................  38    Vice President -- Portfolio Manager
John C. Harrison.............................  39    Vice President -- Portfolio Manager
R. Burton Harvey.............................  33    Vice President -- Portfolio Manager
John S. Scott................................  33    Vice President -- Portfolio Manager
William A. Williamson, III...................  36    Vice President -- Portfolio Manager
Maria-Lisa Caldwell..........................  33    Secretary
Kimberly M. Stringfield......................  27    Controller and Treasurer
H. Hiter Harris, III.........................  36    Co-Chairman of Harris Williams
Christopher H. Williams......................  34    Co-Chairman of Harris Williams
Craig Macnab.................................  41    President of Tandem Capital, Inc.


     David M. Resha joined the Company in July 1995 and is responsible for the day-to-day operations of the Company. His primary role is the oversight of risk management associated with the loan portfolio of the Company, including loan origination, portfolio management and workout activities. Mr. Resha is a 25-year veteran commercial banker. Most recently, he was Senior Vice President at First Union National Bank of Tennessee where he managed the middle market/corporate banking group. He held a similar position with Dominion Bank before it was merged with First Union National Bank of Tennessee. Mr. Resha holds a Bachelor of Business Administration degree from Loyola University in New Orleans and a Master of International Management degree from American (Thunderbird) Graduate School in Glendale, Arizona.

     Carl W. Stratton joined the Company in October 1995 and has served as Chief Financial Officer since April 1996. From October 1995 through April 1996, Mr. Stratton held the position of Vice President -- Workouts with the Company. From 1991 to 1995, Mr. Stratton was chief financial officer of International Citrus Corporation, and from 1986 to 1991, Mr. Stratton was chief financial officer of Dove Computer Corporation. From 1981 to 1985, Mr. Stratton held a variety of engineering and manufacturing positions with E.I. du Pont de Nemours, Inc. & Company, Incorporated. Mr. Stratton is also a director of International Citrus Corporation. Mr. Stratton holds a Master of Business Administration degree from the University of North Carolina at Chapel Hill and a Bachelor of Science in Chemical Engineering degree from Lafayette College.


     Donald F. Barrickman joined the Company in September 1996 and is responsible for the management of the Company's problem loan portfolio. Prior to joining the Company, Mr. Barrickman served as the chief operating officer for United Mortgage and Loan Investment Corp. in Charlotte, NC. From 1986 to 1995, he managed the Special Assets Division for First Union National Bank of Virginia, Maryland and D.C. and its predecessors. Mr. Barrickman holds a Bachelor of Science degree in Accounting from Western Kentucky University. He is also a graduate of the Stonier Graduate School of Banking at Rutgers University.


     Jeffrey D. Armstrong joined the Company in April 1996 and is responsible for the management of the Company's problem loan portfolio. Mr. Armstrong has 13 years of experience in consulting, finance and operations from Aladdin Industries, Buccino & Associates, Inc., and the Alpert Investment Corporation. Mr. Armstrong holds a Master of Business Administration from the University of Texas at Austin and a Bachelor of Science Degree from Stanford University.


     John N. Dyslin joined the Company in July 1996 and is responsible for marketing and loan origination efforts in Illinois, Minnesota, Wisconsin and Michigan. From 1994 to 1996, Mr. Dyslin served as Associate at Bowles Hollowell Conner & Co., a merger and acquisition firm located in Charlotte, North Carolina. From 1990 to 1992, Mr. Dyslin served as Vice President of Bradford Capital Partners, a private equity fund affiliated with J.C. Bradford & Co., and from 1990 to 1992 worked as an Analyst and Associate in the Corporate Finance department of J.C. Bradford & Co. Mr. Dyslin holds a Bachelor of Science degree in Commerce from the University of Virginia and a Master of Business Administration from the University of North Carolina.


     Kathy Harris joined the Company in January 1996 and is responsible for marketing and loan origination efforts in Georgia and Florida. In addition to generating new loans, Ms. Harris oversees several of the Company's portfolio companies. From 1985 to January 1996, Ms. Harris was in the Corporate Finance Department at J.C. Bradford & Co. From 1980 to 1983, she was with KPMG Peat Marwick and served as a senior auditor specializing in the firm's thrift practice. Ms. Harris holds a Master of Business Administration in Finance and Human Resources Management from the Owen Graduate School of Management at Vanderbilt University and a Bachelor of Science degree in Accounting from Murray State University. Ms. Harris is a Certified Public Accountant.

     John C. Harrison joined the Company in January 1994 and is responsible for marketing and loan origination efforts in North and South Carolina and Virginia. In addition to generating new loans, Mr. Harrison oversees several of the Company's portfolio companies. From 1991 to 1993, Mr. Harrison served as a vice president at First Union National Bank, and from 1987 to 1991, he worked for First Tennessee Equipment Finance Corporation as a senior credit officer. From 1980 to 1987, Mr. Harrison held several positions with First American National Bank. Mr. Harrison holds a Bachelor of Science degree from the University of Tennessee.


     R. Burton Harvey joined the Company in August of 1996 and is responsible for marketing and loan origination efforts in eastern Pennsylvania and Maryland. In addition to generating new loans, Mr. Harvey oversees several of the Company's portfolio companies. From 1993 to August 1996, Mr. Harvey was a Vice President at NationsBank of Tennessee. From 1989 to November 1994, he served as a Vice President in the U.S. Corporate Division of Wachovia Corporate Services, Inc. in Atlanta, Georgia and as a Loan Administration Officer prior to becoming a Vice President. Mr. Harvey holds a Master of Business Administration and a Bachelor of Science Degree from the University of Tennessee.

     John S. Scott joined the Company in November 1994 and is responsible for marketing and loan origination efforts in Kentucky, Ohio and Indiana. In addition to generating loans, Mr. Scott oversees several of the Company's portfolio companies. From 1991 to 1994, Mr. Scott served as a vice president in the Corporate Banking Group of Bank One. From 1985 to 1991, Mr. Scott was a commercial lender with Ameritrust Corporation, Citizens Bank and Trust and First American National Bank. Mr. Scott holds a Bachelor of Science degree from the University of Kentucky.

     William A. Williamson, III, joined the Company in April 1996 and is responsible for marketing and loan origination efforts in Texas. Prior to joining the Company, Mr. Williamson was vice president/partner of Bohannon Brewing Company. From 1992 to 1994, Mr. Williamson was manager of Durr-Fillauer Corporation's Nashville facility. From 1985 to 1991, Mr. Williamson was assistant vice president of development for Jim Wilson Associates. From 1982 to 1984, Mr. Williamson was an investment banking analyst with E.F. Hutton in New York. Mr. Williamson holds a Bachelor of Business Administration from Southern Methodist University.


     Maria-Lisa Caldwell was appointed as the Secretary of the Company in April 1996. Ms. Caldwell is presently a principal in the law firm of Caldwell & Caldwell, P.C. From 1991 to January 1996, Ms. Caldwell was an attorney with the law firm of Bass, Berry & Sims PLC. Prior to that time, Ms. Caldwell was an attorney with the law firm of Gibson, Dunn & Crutcher. Ms. Caldwell holds a Juris Doctorate from Duke University School of Law and a Bachelor of Arts Degree in Economics from Fairfield University.


     Kimberly M. Stringfield joined the Company in December 1994 and serves as the Company's Controller and Treasurer. From 1992 to 1994, Ms. Stringfield was a credit analyst and commercial lender at NationsBank of Tennessee, N.A. Ms. Stringfield holds a Bachelor of Science degree in Accounting from the University of Alabama.

     H. Hiter Harris, III co-founded Harris Williams in 1991 and has served as co-chairman of Harris Williams since the Company's acquisition of the firm in September of 1996. From 1987 to 1991, Mr. Harris served as Vice President of Bowles Hollowell & Conner and from 1983 to 1985 served as pricing coordinator for Crestar Bank. Mr. Harris holds a Master of Business Administration degree with distinction from Harvard Graduate School of Business Administration and Bachelor of Science degrees in Mathematics and Economics from Hampden-Sydney College.

     Christopher H. Williams co-founded Harris Williams in 1991 and has served as co-chairman of Harris Williams since the Company's acquisition of the firm in September 1996. From 1987 to 1991, Mr. Williams served as Vice President of Bowles Hollowell & Conner. Mr. Williams holds a Master of Business Administration from Harvard Graduate School of Business Administration and a Bachelor of Arts in Business Administration from Washington and Lee University.


     Craig Macnab joined the Company in January 1997 and serves as the President of Tandem Capital, Inc. From July 1993 to December 1996, Mr. Macnab served as the general partner of MacNiel Advisors, Inc., the general partner of three private funds that invested in public companies with market capitalizations of less than $100.0 million. From 1987 to 1993, Mr. Macnab was a partner of J.C. Bradford & Co., jointly responsible for the merger and acquisition department and a private equity fund. Mr. Macnab holds a Bachelor of Commerce degree from the University of Witwatersrand and a Master of Business Administration from Drexel University.

COMPENSATION

     The following table sets forth for the fiscal year ended December 31, 1996, the compensation paid to the five most highly compensated executive officers of the Company. No director received compensation in excess of $60,000 for fiscal 1996. The Company does not have a pension plan, but has established a 401K plan that does not provide for matching contributions. Options to purchase a total of 84,000 shares of Common Stock were granted to the directors of the Company during the fiscal year ended December 31, 1996.


                                                                                COMPENSATION
    NAME OF INDIVIDUAL OR                CAPACITIES IN WHICH               ----------------------
      IDENTITY OF GROUP               COMPENSATION WAS RECEIVED             SALARY        BONUS
------------------------------  -------------------------------------      --------      --------
George M. Miller, II..........  President and Chief Executive Officer      $229,883      $225,000(1)
David M. Resha................  Chief Operating Officer                     150,293       100,000(1)
Carl W. Stratton..............  Chief Financial Officer                      91,586       100,000(1)
H. Hiter Harris, III..........  Co-Chairman of Harris Williams              100,000(2)    183,000
Christopher H. Williams.......  Co-Chairman of Harris Williams              100,000(2)    183,000


---------------


(1) These amounts represent 1996 bonuses paid on January 2, 1997.

(2) These amounts do not include $22,500 contributed by Harris Williams to each of Messrs. Harris' and Williams' SEP/IRA account pursuant to the terms of Harris Williams' SEP/IRA Plan.

     STOCK OPTION GRANTS IN LAST FISCAL YEAR. The following table provides information relating to stock options granted to the following executive officers for the year ended December 31, 1996.


                                                INDIVIDUAL GRANTS                          POTENTIAL
                                -------------------------------------------------          REALIZABLE
                                              % OF TOTAL                                VALUE AT ASSUMED
                                               OPTIONS                                   ANNUAL RATE OF
                                NUMBER OF     GRANTED TO                                  STOCK PRICE
                                SECURITIES   EMPLOYEES OF   EXERCISE                    APPRECIATION FOR
                                UNDERLYING   THE COMPANY    OR BASE                       OPTION TERM
                                 OPTIONS      IN FISCAL      PRICE     EXPIRATION   ------------------------
             NAME                GRANTED         YEAR        ($/SH)       DATE        5%($)        10%($)
------------------------------  ----------   ------------   --------   ----------   ----------   -----------
George M. Miller, II..........     56,966          7.4%      $18.63        2/1/06   $  667,252   $ 1,690,948
                                  224,115(1)      29.3        30.00       10/1/06    4,228,342    10,715,448
David M. Resha................         --           --           --            --           --            --
Carl W. Stratton..............     50,000          6.6        23.25        4/1/06      731,090     1,852,726
                                   25,000(1)       3.3        31.75       10/8/06      499,185     1,265,033
H. Hiter Harris, III..........         --           --           --            --           --            --
Christopher H. Williams.......         --           --           --            --           --            --


---------------


(1) The grant of these options is subject to the approval of the shareholders of the Company at the Company's next annual shareholders' meeting of an increase in the number of shares available under the 1996 Employee Plan.


EMPLOYEE STOCK OPTIONS

     For the purpose of providing employees who have substantial responsibility for the management of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to attract and retain executive personnel of outstanding ability, the Company has adopted the Amended and Restated 1994 Employee Stock Option Plan (the "1994 Employee Plan"), and the 1996 Incentive Stock Option Plan (the "1996 Employee Plan"). The following is a summary of certain provisions of the 1994 Employee Plan and the 1996 Employee Plan.

     1994 Employee Plan. The total number of shares for which options may be granted under the 1994 Employee Plan is 500,000, and options for the purchase of 500,000 shares of Common Stock have been granted. The 1994 Employee Plan is administered by a committee of the Board of Directors, consisting of at least two members who are not eligible for grants of options or other equity securities under the 1994 Employee Plan or any other plan of the Company or any of its affiliates. The committee determines the executive and other officers of the Company who are eligible to participate in the 1994 Employee Plan and the number of shares, if any, for which options may be granted to them. Seventeen people are potentially eligible to participate in the 1994 Employee Plan. Options granted under the 1994 Employee Plan are exercisable at a price equal to the fair market value of the Common Stock on the date the option is granted. No option may be exercised more than 10 years after the date of grant. Options granted under the 1994 Employee Plan are not transferable other than by the laws of descent and distribution and during the grantee's life may be exercised only by the grantee. Rights to exercise options terminate after a grantee ceases to be an employee for any reason, other than death, three months following the date of termination of employment. If a grantee dies before expiration of the option, his legal successors may exercise the option within one year of the employee's death. Shares purchased upon exercise of options must be paid for in cash or by the surrender of unrestricted shares of Common Stock or any combination thereof. The Company may lend the grantee up to the exercise price of the option to be exercised. Any such loan would be subject to certain terms set out in the Plan and limitations imposed by the SBA. The 1994 Employee Plan will terminate when options have been granted on the total number of shares authorized by it or by action of the Board of Directors, but in no event later than November 18, 2004.


     1996 Employee Plan. The 1996 Employee Plan authorizes the issuance of up to 390,000 shares of the Company's Common Stock. As of December 31, 1996, options for the purchase of 390,000 shares of the Common Stock have been granted by the Company under the plan. In addition, options to purchase 319,547 shares have been granted under the 1996 Employee Plan, subject to the approval by the Company's shareholders at the next annual meeting of shareholders of an amendment that authorizes an increase in the number of shares issuable thereunder. Awards under the 1996 Employee Plan may be made to key employees and officers. The number of people currently eligible for awards is 43. The 1996 Employee Plan is administered by a committee of at least two disinterested individuals appointed by the Board of Directors, which currently is the Compensation Committee (the "Committee").



     Incentive stock options ("ISO") and non-qualified stock options may be granted as the Committee determines, subject to certain per person limitations on awards. A stock option is exercisable at the times and subject to the terms and conditions which the Committee determines. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Common Stock on the date of grant. Shares purchased upon exercise of options must be paid for in cash or by surrender of unrestricted shares of Common Stock or any combination thereof. The Board of Directors may cause the Company to lend to the grantee up to the exercise price of the option being exercised. Any such loan is subject to terms set out in the Plan, including as to collateral and interest rate. Options granted under the 1996 Employee Plan cannot be assigned or transferred except by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by the optionee. The Committee determines the term of the option, which may not exceed 10 years. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines, except that options granted to officers of the Company will not be exercisable for at least six months after the date of grant. Upon termination of an option holder's employment for Cause (as defined in the 1996 Employee Plan), that employee's stock options will terminate. If employment is involuntarily terminated without Cause, options (if exercisable) are exercisable for three months or until the end of the option period, whichever is shorter. Upon death or disability of an employee, exercisable stock options are exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the employee's death. In the event of certain extraordinary corporate events, such as a sale of substantially all its assets or a merger or share exchange in which the Company is not the surviving corporation, all outstanding options under the 1996 Employee Plan shall immediately become fully exercisable. The 1996 Employee Plan may be amended by the Board of Directors, except that the approval of the Company's shareholders is required to increase the total number of shares reserved for the 1996 Employee Plan or to materially increase the benefits accruing to participants under the 1996 Employee Plan.

     The following table sets forth certain information with respect to options that have been granted under the 1994 Employee Plan and the 1996 Employee Plan:


                                                           NUMBER OF SHARES       EXERCISE
                                                              SUBJECT TO            PRICE
                      NAME AND POSITION                         OPTION            PER SHARE
    -----------------------------------------------------  ----------------     -------------
    George M. Miller, II,................................        150,000(1)     $   11.00
      President and Chief Executive Officer                       56,966(2)         18.50
                                                                  56,966(3)         18.63
                                                                 224,115(4)         30.00
    David M. Resha.......................................        125,000(5)         13.50
      Chief Operating Officer
    Carl W. Stratton.....................................         50,000(6)         23.25
      Chief Financial Officer                                     25,000(7)         31.75
    Employees, as a group (43 persons)...................      1,209,547(8)     $11.00-$35.75


---------------

(1) This option vests 25% on August 1, 1997, 25% on August 1, 1998 and 50% on August 1, 1999.
(2) This option vests 20% per year beginning December 15, 1996.
(3) This option vests 20% per year beginning February 1, 1997.
(4) This option vests 20% per year beginning October 1, 1997.

(5) This option vests 20% per year beginning July 5, 1996 and as of the date hereof Mr. Resha had exercised the option with respect to 10,000 shares.

(6) This option vests 20% per year beginning April 8, 1997.
(7) This option vests 20% per year beginning April 8, 1997.

(8) This number includes options for 15,000 shares that have been exercised.



NON-EMPLOYEE DIRECTOR STOCK OPTIONS


     In order to retain and attract highly qualified directors, and to ensure close identification of interests between non-employee directors and the Company's shareholders, the Company adopted the 1995 Stock Option Plan for Non-Employee Directors (the "Directors' Stock Option Plan"), which provides for the automatic grant of options to directors of the Company that are not employees or officers of the Company (other than John A. Morris, Jr., M.D.). In accordance with the applicable provisions of the 1940 Act, the automatic grant of options under the Directors' Stock Option Plan occurred on April 19, 1996, the date of the approval of the plan by the Company's shareholders (the "Approval Date").

     Under the Directors' Stock Option Plan, eligible non-employee directors who were directors of the Company before December 1, 1994, received options to purchase 18,000 shares of Common Stock. Non-employee directors elected after December 1, 1994, but before April 19, 1996, received options to purchase 12,000 shares of Common Stock. Any person who is initially elected a non-employee director in the future will automatically receive, on the date of election, an option to purchase 6,000 shares of Common Stock.

     The total number of shares for which options may be granted under the Directors' Stock Option Plan is 114,000, of which options to purchase 84,000 shares have been granted. The Directors' Stock Option Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible to receive options under the Directors' Stock Option Plan. Options granted under the Directors Stock Option Plan are exercisable at a price equal to the fair market value of the Common Stock at the date of grant. No option may be exercised more than 10 years after the date of grant. Shares purchased upon exercise of options, must be paid for in cash, by surrender of unrestricted shares of Common Stock or any combination thereof. Options granted under the Directors' Stock Option Plan are not transferable other than by will or by the laws of descent and distribution and during the grantee's life may be exercised only by the grantee. If the grantee dies before expiration of the option, his legal successors may exercise the option within one year of the grantee's death. The Directors' Stock Option Plan may be terminated at any time by the Board of Directors, and will terminate on April 19, 2006. No increase in the number of shares authorized under the plan or material increase in the benefits to participants under the plan may be made without shareholders' approval.

                              CERTAIN TRANSACTIONS

     Raymond H. Pirtle, Jr., a director and shareholder of the Company, is a managing director and a member of the board of directors of Equitable. Equitable is one of the underwriters of this Offering and in connection therewith is entitled to the compensation set forth under the heading "Underwriting."

     Prior to the Conversion in February 1995, Messrs. Harrison, Jennifer K. Waugh and Kristen L. Garrison, employees of the Company, were granted ownership interests in the Company. In connection therewith, each such employee executed a promissory note for the purchase price of such interest that bears interest at 7.25% per annum, payable annually, matures November 1, 2001, and is secured by a pledge of the Common Stock owned by each such employee. As of the date hereof, the outstanding principal balance of such promissory notes is as follows: Mr. Harrison, $440,142.16; Ms. Waugh, $102,678.51; and Ms. Garrison $43,822.29.


     The Robinson-Humphrey Company, Inc. ("Robinson-Humphrey"), one of the underwriters in this Offering, was engaged by the Company as its exclusive placing agent in connection with the obtaining and placement of the ING Credit Facility. Robinson-Humphrey has received a fee equal to 0.5% of the aggregate debt commitment. In addition, Sirrom agreed to indemnify Robinson-Humphrey with respect to certain matters.


     Sirrom, Ltd., a family-owned limited partnership, owned 20% of Harris Williams that it purchased in 1994 for $500,000. The general partner of Sirrom, Ltd. is All Scarlet, Inc., a corporation owned equally by John A. Morris, Jr., M.D., Chairman of the Company, and Alfred H. Morris, the brother of Dr. Morris. Sirrom, Ltd. received 170,706 shares of the Company's stock as part of the acquisition of Harris Williams. See "Business -- Merger and Acquisition Advisory Services."

                       PRINCIPAL AND SELLING SHAREHOLDERS

     Of the 50,000,000 shares of Common Stock, no par value, authorized, there are 12,343,567 shares of Common Stock outstanding and approximately 2,550 holders of the Company's Common Stock, including approximately 169 holders of record. The Company has no other class of securities outstanding. The following table sets forth certain ownership information as of December 31, 1996 with respect to the Common Stock for (i) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding Common Stock and (ii) all officers and directors, as a group. Unless otherwise indicated, all shares are owned beneficially and of record by each shareholder. The address for each of the Selling Shareholders is 500 Church Street, Suite 200, Nashville, Tennessee 37219.


                                                    SHARES BENEFICIALLY                SHARES TO BE
                                                    OWNED PRIOR TO THE              BENEFICIALLY OWNED
                                                         OFFERING         SHARES    AFTER THE OFFERING
                                                    -------------------    BEING    -------------------
                 NAME AND ADDRESS                    NUMBER     PERCENT   OFFERED    NUMBER     PERCENT
--------------------------------------------------  ---------   -------   -------   ---------   -------
John A. Morris, Jr., M.D.(1)......................  2,393,204     19.4          0   2,393,204     15.9%
  243 Medical Center South
  2100 Pierce Avenue
  Nashville, TN 37212
Pilgrim Baxter & Associates, Ltd.(2)..............    754,800      6.1          0     754,800      5.0
  1255 Drummers Lane, Suite 300
  Wayne, PA 19087
Sirrom Partners, L.P..............................  2,035,148     16.5          0   2,035,148     13.5
  500 Church Street
  Suite 200
  Nashville, TN 37219
Gerald B. Andrews.................................      5,788        *      5,788           0        *
Bank of Scotland London Nominees Limited..........     65,658        *      1,528      64,130        *
O. Gene Gabbard...................................      4,008        *      4,008           0        *
Hare & Co.........................................     45,454        *     25,454      20,000        *
James O. Hayles...................................      5,073        *      2,500       2,573        *
Myna C. Hayles....................................      5,073        *      2,500       2,573        *
Andrew L. Smith, Trustee for Leila Temple
  Hayles..........................................      5,073        *      2,500       2,573        *
Andrew L. Smith, Trustee for James Russell
  Hayles..........................................      5,073        *      2,500       2,573        *
Kenneth F. Leddick................................      2,536        *        536       2,000        *
Richard Monk......................................     18,942        *      8,000      10,942        *
Kathleen R. Parsons...............................      4,008        *      4,008           0        *
Carolyn W. Perrone(3).............................     68,800        *     68,800           0        *
Michael M. Rosenberg..............................     24,244        *     24,244           0        *
Peter T. Socha(4).................................     80,200        *     50,000      30,200        *
Sam Stevenson.....................................     12,121        *     12,121           0        *
Berthold G. Stumberg..............................     10,148        *      5,000       5,148        *
Officers and directors, as a group (27 persons)...  3,476,735     28.2          0   3,476,735     23.1


------------

 *  Less than one percent.
(1) Includes 2,035,148 shares owned of record by Sirrom Partners, L.P., a limited partnership owned by Dr. Morris and his family, and 358,056 shares owned of record by Sirrom, Ltd., a limited partnership whose general partner is All Scarlet, Inc., a corporation owned 50% by Dr. Morris and 50% by Alfred H. Morris, the brother of Dr. Morris. Dr. Morris has shared voting power and shared investment power with respect to all of these shares.

(2) Pilgrim Baxter & Associates, Ltd., an institutional investment manager, does not beneficially own the referenced shares but may exercise investment discretion with respect to such shares, and accordingly files a quarterly report on Form 13F with the Commission.


(3) Ms. Perrone was the Chief Financial Officer of the Company from February 1993 until April 1996.


(4) Mr. Socha was a Vice President -- Workouts of the Company from February 1994 until December 1996.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value per share of Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding on the date as of which the determination is made.


     In making its valuation determination, the Board of Directors generally adheres to a valuation policy approved by the SBA and adopted by the Board of Directors. In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the average bid at close or closing price, as the case may be, for the valuation date and the preceding two days, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and nonconvertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time unrealized depreciation would be recognized. Convertible debt securities and warrants are valued to reflect the value of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the Board of Directors may determine fair value on the basis of (i) financings by unaffiliated investors, (ii) a history of positive cash flow from operations for two years using a conservative financial measure such as earnings ratios or cash flow multiples, (iii) the market value of comparable publicly traded companies (discounted for illiquidity) and (iv) other pertinent factors. The Board of Directors, at management's request, also has considered recent operating results of a portfolio company or offers to purchase the portfolio company's securities when valuing a warrant.


     A substantial portion of the Company's assets will consist of securities carried at fair values determined by its Board of Directors. Determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in its annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuations.


                               REINVESTMENT PLAN

     Pursuant to the Reinvestment Plan a shareholder whose shares are registered in his own name can have all distributions reinvested in additional shares of Common Stock by the Reinvestment Plan Administrator if the shareholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Reinvestment Plan Administrator prior to the corresponding dividend declaration date. All distributions to shareholders who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by or under the direction of the Reinvestment Plan Administrator. A shareholder may terminate participation in the Reinvestment Plan by delivering a written letter to the Reinvestment Plan Administrator before the record date of the next dividend or distribution.

     When the Company declares a dividend or distribution, shareholders who are participants in the Reinvestment Plan will receive the equivalent of the amount of the dividend or distribution in shares of the Company's Common Stock. The Reinvestment Plan Administrator will buy shares in the open market, on the Nasdaq National Market or elsewhere. The Reinvestment Plan Administrator will apply all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Reinvestment Plan participants on account of the dividend or distribution will be calculated on the basis of the average price of all shares purchased for that period, including brokerage commissions, and will be credited to their accounts as of the payment date of the dividend or distribution.

     The Reinvestment Plan Administrator will maintain all shareholder accounts in the Reinvestment Plan and will furnish written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Administrator in non-certificated form in the name of the participant, and each shareholder's proxy will include shares purchased pursuant to the Reinvestment Plan.

     There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Reinvestment Plan Administrator for handling the reinvestment of dividends and capital gains distributions will be included in the fee to be paid by the Company to its transfer agent. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Administrator's open market purchases in connection with the reinvestment of dividends and distributions.

     THE REINVESTMENT OF DISTRIBUTIONS WILL NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX THAT MAY BE PAYABLE ON DISTRIBUTIONS. SEE "TAX STATUS."

     The Company reserves the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Reinvestment Plan. The Plan also may be amended or terminated by the Reinvestment Plan Administrator with the Company's prior written consent, on at least 90 days' written notice to participants in the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Administrator by mail at 230 South Tryon Street, Charlotte, North Carolina 28288-1153 or by phone at 1-800-829-8432.

                                   TAX STATUS

     The following discussion is a general summary of the material federal tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the tax considerations applicable to such an investment. Prospective shareholders should consult their own tax advisors with respect to the tax considerations which pertain to their purchase of the Common Stock. This summary does not discuss all aspects of federal income taxation relevant to holders of the Company's Common Stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This summary does not discuss any aspects of foreign, state, or local tax laws.


     The Company has qualified for and elected to be treated as a RIC under Subchapter M of the Code. SII and SFC have elected the same tax treatment. If each of the Company, SII and SFC continues to qualify as a RIC and distributes to the shareholders or the Company, as appropriate, each year in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (in general, taxable income excluding long-term capital gains), each such entity will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if each of the Company, SII and SFC distributes in a timely manner (or treats as "deemed distributed" as described below) 98% of its capital gain net income for each one year period ending on October 31 (or December 31, if so elected by the Company, SII or SFC), and distributes 98% of its investment company taxable income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income. The Company believes that it is likely, and SII and SCC believe that it is possible, that they will have to pay excise tax on undistributed investment company taxable income.



     In order to continue to qualify as a RIC for federal income tax purposes, each of the Company, SII and SFC must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other narrowly defined types of income derived with respect to its business of investing in such stock or securities; (b) derive in each taxable year less than 30% of its gross income from the sale of stock or securities held for less than three months; (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of its assets consists of cash, cash items, government securities, the securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of its total assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of its total assets is invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by and are engaged in the same or similar or related trades or businesses; and (d) distribute at least 90% of its investment company taxable income each taxable year.

     There is no requirement that all of the corporations in a controlled group that includes a RIC must qualify as RICs. As a general rule in the application of the tests to qualify as a RIC, the parent corporation and each of its subsidiaries are tested separately and cannot be consolidated. There is a significant exception to this rule with regard to the 25% diversification test described in the preceding paragraph. Solely for that test, the investments of a subsidiary are deemed to be owned by the parent in proportion to the ratio of the value of the subsidiary's stock to the value of all investments of the parent, provided that the subsidiary and parent are in the same controlled group (defined with reference to a chain of corporations with a 20% ownership threshold). See "Prospectus Summary." It is possible that the existence and operation of Harris Williams or other non-RIC subsidiaries in the future will cause the Company, SII or SFC not to qualify as a RIC.

     Certain types of income which are earned by the Company and its subsidiaries, such as processing fees, do not qualify for purposes of satisfying the 90% of gross income test mentioned above. For taxable year 1996, this test was satisfied by a small margin. A failure to satisfy the 90% test cannot be corrected after the end of the taxable year. Because each of SII, SFC and the Company must satisfy this 90% test on a stand alone basis, even if the 90% test is satisfied on a consolidated basis, it is possible that one or more of the subsidiaries, or the Company, may fail to satisfy this test and lose its status as a RIC.


     If the Company or any subsidiary were to fail to qualify as a RIC, it would not be entitled to a deduction for dividends paid. In addition, if one of SII or SFC were to fail to qualify as a RIC, it would likely cause the Company to fail to qualify as a RIC. In this event, the corporate income tax could be substantial and there would be a substantial reduction in the Company's or subsidiary's net assets, or both of their net assets. Moreover, future distributions to the Company's shareholders would be reduced because of the loss of any tax deduction for payment of such dividends.


     For any period during which the Company qualifies as a RIC for tax purposes, dividends to shareholders of the Company's ordinary income (including dividends, interest and original issue discount) and any distributions of net short-term capital gains generally will be taxable as ordinary income to shareholders (and not as short-term capital gains) to the extent of the Company's current or accumulated earnings and profits. Distributions of the Company's net long-term capital gains (designated by the Company as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder's holding period in his shares. Corporate shareholders should consult their own tax advisers. In addition, the Company may elect to relate back a dividend to the prior taxable year for the purposes of (i) determining whether the 90% distribution requirement is satisfied, (ii) computing investment company taxable income and (iii) determining the amount of capital gain dividends paid during the prior taxable year. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made. Any dividend declared by the Company in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by the Company and received by the shareholders on December 31 of the previous year.

     Shareholders should be careful to consider the tax implications of buying shares just prior to the record date for a distribution. Even if the price of the shares includes the amount of the forthcoming distribution the shareholder will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against tax basis in the shares.


     To the extent that the Company retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Company's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Since the Company expects to pay tax on long-term capital gains at the regular corporate tax rate of 35%, and the maximum rate payable by individuals on such gains is 28%, the amount of credit that individual shareholders may claim will exceed the amount of tax that they would be required to pay on capital gains. Shareholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.


     A shareholder may recognize taxable gain or loss if the shareholder sells or exchanges his shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss except in the case of a dealer or a financial institution. This capital gain or loss will be treated as a long-term capital gain or loss if the shareholder has held his shares for more than one year. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares; for this purpose, the special rules of Sections 246(c)(3) and (4) of the Code generally apply in determining me holding period of shares. Under current law applicable to individual taxpayers, capital gains are taxed at the same rate as ordinary income, subject to a 28% cap for long-term capital gains, but the deduction of capital losses is subject to limitations.


     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications or regarding whom the Company has been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to shareholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign shareholders should consult their tax advisors with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Company.


     The Company will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includable in such shareholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as "deemed" distributions of capital gains and as taxes paid by the Company with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Company.

                          DESCRIPTION OF CAPITAL STOCK

     The Company is authorized to issue 50,000,000 shares of Common Stock. Of the shares of Common Stock authorized for issuance, 12,343,567 are outstanding, 500,000 are reserved for issuance under the 1994 Employee Plan (all of which have been issued), 114,000 shares are reserved for issuance under the Directors' Stock Option Plan (84,000 of which have been issued), and 390,000 shares, are reserved for issuance under the 1996 Employee Plan (all of which have been issued), and 319,547 shares are reserved for issuance under the 1996 Employee Plan, subject to approval by the Company's shareholders of the amendment to the plan increasing the shares available thereunder.

COMMON STOCK

     The holders of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders and are not entitled to cumulative voting in the election of directors, which means that the holders of a majority of the shares voting for the election of director can elect all of the directors then standing for election by the holders of Common Stock. The holders of Common Stock are entitled to share ratably in such dividends, if any, as may be declared from time to time by the Board of Directors in its discretion out of funds legally available therefor. The holders of Common Stock are entitled to share ratably in any assets remaining after satisfaction of all prior claims upon liquidation of the Company. The Company's Charter gives holders of Common Stock no preemptive or other subscription or conversion rights, and there are no redemption provisions with respect to such shares. All outstanding shares of Common Stock are, and the shares offered hereby will be, when issued and paid for, fully paid and nonassessable.

REGISTRATION RIGHTS

     In addition, each shareholder of the Company receiving Common Stock in the Conversion has piggyback registration rights, subject to certain limitations and conditions, in the event that the Company proposes to register the sale of shares of Common Stock for its own account or the account of another. These registration rights expire on February 1, 1997.

ANTI-TAKEOVER LEGISLATION

     In addition to the restrictions on changes of control of an SBIC under the SBIA and the SBA Regulations described under "Regulation," the Company is subject to the Tennessee Business Combination Act (the "Combination Act"). The Combination Act provides that any corporation to which it applies, including the Company, shall not engage in any "business combination" with an "interested shareholder" for a period of five years following the date that such shareholder became an interested shareholder unless prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder.

     The Combination Act defines "business combination," generally, to mean any
(i) merger or consolidation; (ii) share exchange; (iii) sale, lease, exchange, pledge, mortgage or other transfer (in one transaction or a series of transactions) of assets representing 10% or more of (A) the market value of consolidated assets, (B) the market value of the corporation's outstanding shares or (C) the corporation's consolidated net income; (iv) issuance or transfer of shares from the corporation to the interested shareholder; (v) plan of liquidation; (vi) transaction in which the interested shareholder's proportionate share of the outstanding shares of any class of securities is increased; or (vii) financing arrangements pursuant to which the interested shareholder, directly or indirectly, receives a benefit except proportionately as a shareholder.

     The Combination Act defines "interested shareholder," generally, to mean any person who is the beneficial owner, directly or indirectly, of 10% or more of any class or series of the outstanding voting stock, or any affiliate or associate of the corporation who has been the beneficial owner, directly or indirectly, of 10% or more of the voting power of any class or series of the corporation's stock at any time within the five year period preceding the date in question. Consummation of a business combination that is subject to the five-year moratorium is permitted after such period if the transaction (i) complies with all applicable charter and bylaw requirements and applicable Tennessee law and (ii) is approved by at least two-thirds of the outstanding voting stock not beneficially owned by the interested shareholder, or when the transaction meets certain fair price criteria. The fair price criteria include, among others, the requirement that the per share consideration received in any such business combination by each of the shareholders is equal to the highest of
(i) the highest per share price paid by the interested shareholder during the preceding five year period for shares of the same class or series plus interest thereon from such date at a treasury bill rate less the aggregate amount of any cash dividends paid and the market value of any dividends paid other than in cash since such earliest date, up to the amount of such interest, (ii) the highest preferential amount, if any, such class or series is entitled to receive on liquidation, or (iii) the market value of the shares on either the date the business combination is announced or the date when the interested shareholder reaches the 10% threshold, whichever is higher, plus interest thereon less dividends as noted above.

     The Tennessee Greenmail Act (the "Greenmail Act") prohibits the Company from purchasing or agreeing to purchase any of its securities, at a price in excess of fair market value, from a holder of 3% or more of any class of such securities who has beneficially owned the securities for less than two years, unless such purchase has been approved by a majority of the outstanding shares of each class of voting stock issued by the Company or the Company makes an offer of at least equal value per share to all holders of shares of such class.

     The effects of this legislation may be to render more difficult a change of control of the Company by delaying, deferring or preventing a tender offer or takeover attempt that a shareholder might consider to be in such shareholder's best interest, including those attempts that might result in the payment of a premium over the market price for the shares held by such shareholder, and may promote the continuity of the Company's management by making it more difficult for shareholders to remove or change the incumbent members of the Board of Directors.

                                   REGULATION

     The Company is presently a BDC and as such is regulated under the 1940 Act. SII is presently an SBIC and as such is regulated by the SBIA and is subject to the SBA Regulations and the 1940 Act. SII and SFC are also registered investment companies and, therefore, subject to the provisions of the 1940 Act as modified by certain exemptive orders received by the Company from the Commission.

     As an SBIC, SII may only make loans to or investments in "small business concerns," as defined by the SBIA and the SBA Regulations. A "small business concern," as defined in the SBIA and the SBA Regulations is a business concern that is independently owned and operated and which is not dominant in its field of operation. A small business concern must either (i) have a net worth, together with any affiliates, of $18.0 million or less and an average net income after federal income taxes for the preceding two years of $6.0 million or less (average net income to be computed without benefit of any carryover loss) or
(ii) satisfy alternative criteria under the SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. In addition at the end of each fiscal year, 20% of the total amount of investments made since April 8, 1994 must be made to concerns that (i) have a net worth of not more than $6.0 million and not more than $2.0 million in average net income after federal income taxes for the preceding two years, or (ii) satisfy alternative industry-related size criteria. The SBA Regulations also prohibit an SBIC from providing funds to a small business concern for certain purposes, such as relending and investment outside the United States.

     The amount of annual interest payments SII may charge its borrowers is limited by the SBA Regulations. Under these regulations, the maximum annual financing costs (including interest) of loans with equity features to small business concerns may not exceed the greater of 14% or 6 percentage points above the "Debenture Rate." As defined in the SBA Regulations, the "Debenture Rate" is the interest rate announced, from time to time, by the SBA on SBA debentures. As of September 30, 1996, the maximum annual financing costs applicable to SII were 14%. The SBA Regulations also allow an SBIC to charge a processing fee of up to 3%, which fee is not included in the financing cost calculation.

     The SBA restricts the ability of an SBIC to repurchase its capital stock, to retire its debentures and to lend money to its officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

     The Company is a closed-end, non-diversified investment company that has elected to be treated as a BDC and, as such, is subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliate or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares offered hereby if its asset coverage of any Senior Security is at least 200% immediately after each such issuance. Debt securities issued to the SBA are not subject to this asset coverage test. In connection with the transfer of its SBIC operations to SII and the formation of SFC, the Company obtained certain exemptive relief from the Commission with respect to certain provisions of the 1940 Act. Accordingly, the Company, SII and SFC may each incur indebtedness so long as after incurring such indebtedness the Company, individually, and the Company and each of its investment company subsidiaries on a consolidated basis, meets the 200% asset coverage test. In addition, while Senior Securities are outstanding, provisions must be made to prohibit any distribution to shareholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5.0% of the value of its total assets for temporary or emergency purposes.


     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55 (a) of the 1940 Act ("Qualifying Assets") unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the Company's total assets. Securities issued by Canadian small businesses will not be Qualifying Assets. However, based on the Company's total assets at December 31, 1996, the Company could make up to $86.4 million in non-Qualifying Assets and retain its BDC status. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:


          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

             (a) is organized under the laws of, and has its principal place of business in, the United States;

             (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

             (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

          (2) Securities of any eligible portfolio company which is controlled by the business development company.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a business development company must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count the securities as Qualifying Assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. By the making of loans to small concerns, SBICs are deemed to provide significant managerial assistance.

                        SHARES ELIGIBLE FOR FUTURE SALE

     No prediction may be made as to the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price of the Common Stock prevailing from time to time. Nevertheless, sales of substantial amounts of Common Stock of the Company in the public market after the restrictions described below lapse could adversely affect the prevailing market price and the ability of the Company to raise equity capital in the future.


     Upon completion of this Offering, the Company will have outstanding 15,024,080 shares of Common Stock. Of these shares, the 2,900,000 shares of Common Stock sold in this Offering and the 8,820,000 shares sold in the Company's prior public offerings will be freely tradeable without restriction or limitation under the Securities Act, except to the extent such shares are subject to the agreement with the Representatives of the Underwriters described below, and except for any shares purchased by "affiliates," as that term is deemed under the Securities Act, of the Company. The remaining 3,304,080 shares are "restricted securities" within the meaning of Rule 144 adopted under the Securities Act (the "Restricted Shares"), and from and after February 1, 1997, may be sold in open market transactions in compliance with the provisions of Rule 144, including limitations on the amount sold set forth in Rule 144(e)(1). The Restricted Shares were issued by the Company in the Conversion in reliance upon an exemption from registration under the Securities Act.

                                  UNDERWRITERS

     Under the terms and subject to the conditions in the Underwriting Agreement dated the date of this Prospectus (the "Underwriting Agreement"), the Company and the Selling Shareholders have agreed to sell an aggregate of 2,900,000 shares of Common Stock and the U. S. Underwriters named below, for whom Morgan Stanley & Co. Incorporated, The Robinson-Humphrey Company, Inc., J.C. Bradford & Co. and Equitable Securities Corporation are serving as U.S. Representatives, have severally agreed to purchase, and the International Underwriters named below, for whom Morgan Stanley & Co. International Limited, The Robinson-Humphrey Company, Inc., J.C. Bradford & Co. and Equitable Securities Corporation are serving as International Representatives, have severally agreed to purchase, the respective number of shares of Common Stock set forth opposite their names below:

                                                                                   NUMBER OF
                                      NAME                                           SHARES
---------------------------------------------------------------------------------  ----------
U.S. Underwriters:
  Morgan Stanley & Co. Incorporated..............................................
  The Robinson-Humphrey Company, Inc. ...........................................
  J.C. Bradford & Co. ...........................................................
  Equitable Securities Corporation...............................................
                                                                                   ----------
     Subtotal....................................................................   2,320,000
                                                                                   ----------
International Underwriters:
  Morgan Stanley & Co. International Limited.....................................
  The Robinson-Humphrey Company, Inc. ...........................................
  J.C. Bradford & Co.............................................................
  Equitable Securities Corporation...............................................
                                                                                   ----------
     Subtotal....................................................................     580,000
                                                                                   ----------
          Total..................................................................   2,900,000
                                                                                   ==========


     The U.S. Underwriters and the International Underwriters are collectively referred to as the "Underwriters." The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of Common Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all the shares of Common Stock offered hereby (other than those covered by the over-allotment option described below), if any such shares are taken.


     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any U.S. Shares (as defined below) being sold by it for the account of anyone other than a United States or Canadian Person (as defined below) and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any U.S. Shares or distribute any prospectus relating to the U.S. Shares outside the United States or Canada or to anyone other than a United States or Canadian Person. Pursuant to the Agreement Between U.S. and International Underwriters, each International Underwriter has represented and agreed that, with certain exceptions, (a) it is not purchasing any International Shares (as defined below) being sold by it for the account of any United States or Canadian Person and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any International Shares or distribute any prospectus relating to the International Shares within the United States or Canada or to any United States or Canadian Person. With respect to any Underwriter that is a U.S. Underwriter and an International Underwriter, the foregoing representations and agreements (i) made by it in its capacity as a U.S. Underwriter shall apply only to shares purchased by it in its capacity as a U.S. Underwriter, (ii) made by it in its capacity as an International Underwriter shall apply only to shares purchased by it in its capacity as an International Underwriter, and (iii) do not restrict its ability to distribute any prospectus relating to the shares of Common Stock to any person. The foregoing limitations do not apply to stabilization transactions or to certain other transactions specified in the Agreement Between U.S. Underwriters and International Underwriters. As used herein, "United States or Canadian Person" means any national or resident of the United States or Canada or any corporation, pension, profit-sharing, or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside the United States and Canada of any United States or Canadian Person) and includes any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person. All shares of Common Stock to be purchased by the U.S. Underwriters and the International Underwriters under the Underwriting Agreement are referred to herein as the "U.S. Shares" and the "International Shares," respectively.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, sales may be made between the U.S. Underwriters and International Underwriters of any number of shares of Common Stock to be purchased pursuant to the Underwriting Agreement as may be mutually agreed. The per share price of any shares so sold shall be the Price to Public set forth on the cover page hereof, in United States dollars, less an amount not greater than the per share amount of the concession to dealers set forth below.

     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each U.S. Underwriter has represented that if has not offered or sold, and has agreed not to offer or sell, any shares of Common Stock, directly or indirectly, in Canada in contravention of the securities laws of Canada or any province or territory thereof and has represented that any offer of shares of Common Stock in Canada will be made only pursuant to an exemption from the requirements to file a prospectus in the province or territory of Canada in which such offer is made. Each U.S. Underwriter has further agreed to send any dealer who purchases from it any shares of Common Stock a notice stating in substance that, by purchasing such shares of Common Stock, such dealer represents and agrees that it has not offered or sold, and will not offer or sell, directly or indirectly, any of such shares of Common Stock in Canada or to, or for the benefit of, any resident of Canada in contravention of the securities laws of Canada or any province or territory thereof and that any offer of shares of Common Stock in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province of Canada in which such offer is made, and that such dealer will deliver to any other dealer to whom it sells any of such shares of Common Stock a notice to the foregoing effect.


     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that (a) it has not offered or sold and during the period of six months from the closing date of the Offering will not offer or sell any shares of Common Stock in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations (1995) (the "Regulations"); (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the shares of Common Stock offered hereby in, from, or otherwise involving the United Kingdom; and (c) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the shares of Common Stock if that person is of a kind described in Article 11(3) of the Financial Services Act 1986, (Investment Advertisement) (Exemptions) Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on.


     Pursuant to the Agreement Between U.S. Underwriters and International Underwriters, each International Underwriter has represented and agreed that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, in Japan or to or for the account of any resident thereof, any of the shares of Common Stock acquired in connection with the distribution contemplated hereby, except for offers or sales to Japanese International Underwriters or dealers and except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan. Each International Underwriter further agrees to send to any dealer who purchases from it any of the shares of Common Stock a notice stating in substance that, by purchasing such shares, directly or indirectly in Japan or to or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan, and that such dealer will send to any other dealer to whom it sells any of such shares of Common Stock a notice containing substantially the same statement as contained in the foregoing.

     The Underwriters propose to offer part of the shares of Common Stock directly to the public at the Price to Public set forth on the cover page hereof and part to certain dealers at a price which represents a concession not in excess of $. a share below the public offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $. a share to other Underwriters or to certain dealers. After the initial offering of the shares of Common Stock, the offering price and other selling terms may from time to time be varied by the Underwriters.


     Pursuant to the Underwriting Agreement, the Company has granted the U.S. Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 435,000 additional shares of Common Stock at the Price to Public on the cover page hereof, less Underwriting Discounts and Commissions. The U.S. Underwriters may exercise such option to purchase solely for the purpose of covering over-allotments, if any, made in connection with the Offering. To the extent such option is exercised, each U.S. Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of Common Stock as the number set forth next to such U.S. Underwriter's name in the preceding table bears to the total number of shares of Common Stock offered by the U.S. Underwriters hereby.


     The Company and all of its executive officers and directors have agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, they will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by such stockholder or acquired after the date of the Prospectus), or (ii) enter into any swap or other arrangement that transfers to another in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period of 90 days after the date of this Prospectus, other than the sale to the Underwriters of any shares of Common Stock pursuant to the Underwriting Agreements.

     The Company and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.


     The rules of the Commission generally prohibit the Underwriters from making a market in the Common Stock during the two business day period to commencement of sales in this Offering (the "Cooling Off Period"). The Commission has, however, adopted Rule 10b-6A ("Rule 10b-6A") which provides an exemption from such prohibition for certain passive market making transactions. Such passive market making transactions must comply with applicable price and volume limits and must be identified as passive market making transactions. In general, pursuant to Rule 10b-6A, a passive market maker may display its bid for a security at a price not in excess of the highest independent bid for the security. If an independent bid is lowered below the passive market maker's bid, however, such bid must then be lowered when certain purchase limits are exceeded. Further, net purchases by a passive market maker on each day are generally limited to a specified percentage of the passive market maker's average daily trading volume in a security during a specified prior period and must be discontinued when such limit is reached. Pursuant to the exemption provided by Rule 10b-6A, certain of the Underwriters and selling group members may engage in passive market making in the Common Stock during the Cooling Off Period. Passive market making may stabilize the market price of the Common Stock at a level above that which might otherwise prevail and if commenced, may be discontinued at any time.


     Raymond H. Pirtle, Jr., a director of the Company, is also a managing director and member of the Board of Directors of Equitable.

     The principal business address of each of the Representatives is as follows: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036; The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326; J.C. Bradford & Co., 330 Commerce Street, Nashville, Tennessee 37201; and Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

     Robinson-Humphrey, one of the underwriters in this Offering, has been engaged by the Company as its exclusive placing agent in connection with the obtaining and placement of the ING Credit Facility. Robinson-Humphrey has received a fee equal to 0.5% of the aggregate debt commitment. In addition, Sirrom agreed to indemnify Robinson-Humphrey with respect to certain matters.


                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of Common Stock offered hereby will be passed upon for the Company by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters related to the Offering will be passed upon for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP.

          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR


     The Company's securities are held under a Custodial Services Agreement with First American National Bank (Trust Department). The address of the custodian is First American Center, Nashville, Tennessee 37237. The Company's assets are held under bank custodianship in compliance with the 1940 Act. The Custodial Services Agreement with First American Trust Company provides for an annual fee, payable quarterly, equal to approximately .035% of the assets held pursuant to the Custodial Services Agreement. First Union National Bank will act as the Company's transfer and dividend paying agent and registrar. The principal business address of First Union National Bank is 230 South Tryon Street, Charlotte, North Carolina 28288-1153.


                            REPORTS TO SHAREHOLDERS

     The Company will furnish unaudited quarterly and audited annual reports to the holders of its securities. The annual report will include a list of investments held by the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is 424 Church Street, Nashville, Tennessee 37219.

                         INDEX TO FINANCIAL STATEMENTS


                                                                                        PAGE
                                                                                        ----
SIRROM CAPITAL CORPORATION AND SUBSIDIARIES
Report of Independent Public Accountants..............................................  F-2
Consolidated Balance Sheets as of December 31, 1995 and 1996..........................  F-3
Consolidated Statements of Operations for the Years Ended December 31, 1994, 1995 and
  1996................................................................................  F-4
Consolidated Statements of Changes in Partners' Capital and Shareholders' Equity for
  the Years Ended December 31, 1994, 1995 and 1996....................................  F-5
Consolidated Statements of Cash Flows for the Years Ended December 31, 1994, 1995 and
  1996................................................................................  F-6
Financial Highlights
  Per Share Data for the Years Ended December 31, 1995 and 1996.......................  F-7
  Ratios/Supplemental Data for the Years Ended December 31, 1993, 1994, 1995 and
     1996.............................................................................  F-7
Notes to Consolidated Financial Statements............................................  F-8
Quarterly Financial Information for the Years 1995 and 1996 (unaudited)...............  F-17
Portfolio of Investments
  As of December 31, 1995.............................................................  F-18
  As of December 31, 1996.............................................................  F-26

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of Sirrom Capital Corporation and
Subsidiaries:



     We have audited the accompanying consolidated balance sheets of SIRROM CAPITAL CORPORATION AND SUBSIDIARIES (see Note 1) as of December 31, 1995 and 1996, and the related consolidated statements of operations, changes in Partners' capital and shareholders' equity and cash flows for each of the years in the three year period ended December 31, 1996 and financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sirrom Capital Corporation and Subsidiaries at December 31, 1995 and 1996 and the results of their operations, the changes in Partners' capital and shareholders' equity and their cash flows for each of the three years in the period ended December 31, 1996 and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



     As explained in Note 2, the financial statements include investments valued at $170,211,000 (96% of total assets) and $262,606,000 (91% of total assets) as of December 31, 1995 and 1996, respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee

January 22, 1997

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS



                                                                           DECEMBER 31,
                                                                    ---------------------------
                                                                        1995           1996
                                                                    ------------   ------------
                                            ASSETS
Investments, at fair value:
  Loans...........................................................  $144,854,517   $221,487,385
  Equity interests................................................    15,912,467     34,965,801
  Warrants........................................................    11,513,183     15,893,828
  Other...........................................................            --      2,990,282
                                                                    ------------   ------------
          Total investments (cost of $162,466,881 and
             $262,943,963, respectively)..........................   172,280,167    275,337,296
Investment in unconsolidated subsidiary...........................       840,092        911,487
Cash and cash equivalents.........................................       195,069      4,611,532
Interest receivable...............................................     2,119,567      2,870,138
Debt financing costs (less accumulated amortization of $383,279
  and $920,289, respectively).....................................     2,020,030      3,690,362
Furniture and equipment (less accumulated depreciation of $18,565
  and $73,711, respectively)......................................       203,860        275,454
Other assets......................................................       211,165        316,797
                                                                    ------------   ------------
          Total assets............................................  $177,869,950   $288,013,066
                                                                    ============   ============

                             LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Debentures payable to Small Business Administration.............  $ 73,260,000   $ 90,000,000
  Revolving credit facilities.....................................    13,200,000     30,858,213
  Interest payable................................................       936,818      1,348,252
  Accrued taxes payable...........................................     1,073,525      4,333,144
  Accounts payable, accrued expenses, and other liabilities.......       213,901      2,852,942
                                                                    ------------   ------------
          Total liabilities.......................................    88,684,244    129,392,551
                                                                    ------------   ------------
Commitments and contingencies
Shareholders' equity (Note 1):
  Common stock -- No par value, 50,000,000 shares authorized,
     10,093,567, and 12,343,567 issued and outstanding,
     respectively.................................................    74,479,967    140,061,092
  Notes receivable from employees.................................    (1,980,000)    (1,539,858)
  Undistributed net realized earnings.............................     6,872,453      7,705,948
  Unrealized appreciation of investments..........................     9,813,286     12,393,333
                                                                    ------------   ------------
          Total shareholders' equity..............................    89,185,706    158,620,515
                                                                    ------------   ------------
          Total liabilities and shareholders' equity..............  $177,869,950   $288,013,066
                                                                    ============   ============


        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                  YEAR ENDED DECEMBER 31,
                                                           --------------------------------------
                                                              1994         1995          1996
                                                           ----------   -----------   -----------
OPERATING INCOME:
  Interest on investments................................  $7,336,816   $13,451,742   $24,395,072
  Loan processing fees...................................     901,340     1,899,692     3,166,117
  Other income...........................................          --       223,456       119,115
                                                           ----------   -----------   -----------
          Total operating income.........................   8,238,156    15,574,890    27,680,304
                                                           ----------   -----------   -----------
OPERATING EXPENSES:
  Interest expense.......................................   3,123,461     4,771,131     8,341,777
  Salaries and benefits..................................          --     1,081,478     2,994,500
  Management fees........................................   1,072,833            --            --
  Other operating expenses...............................     122,339     1,412,358     1,942,456
  State income tax on interest...........................     457,035       109,035            --
  Amortization expense...................................     117,992       207,792       543,011
                                                           ----------   -----------   -----------
          Total operating expenses.......................   4,893,660     7,581,794    13,821,744
                                                           ----------   -----------   -----------
               Subtotal..................................   3,344,496     7,993,096    13,858,560
Pretax income of unconsolidated subsidiary...............     552,867       811,610     3,264,051
                                                           ----------   -----------   -----------
          Net operating income...........................   3,897,363     8,804,706    17,122,611
Realized gain (loss) on investments......................    (538,025)    1,759,513     9,462,991
Change in unrealized appreciation of investments.........   3,356,316     4,693,544     2,580,047
Provision for income taxes...............................          --    (1,020,321)   (4,270,054)
                                                           ----------   -----------   -----------
Net increase in partners' capital and shareholders'
  equity resulting from operations.......................  $6,715,654   $14,237,442   $24,895,595
                                                           ==========   ===========   ===========


        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



          CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL AND

                              SHAREHOLDERS' EQUITY


                                                                                                        UNREALIZED
                                                  COMMON STOCK                          UNDISTRIBUTED  APPRECIATION
                             PARTNERS'      ------------------------  NOTES RECEIVABLE  NET REALIZED        OF
                              CAPITAL         SHARES       AMOUNT      FROM EMPLOYEES     EARNINGS     INVESTMENTS      TOTAL
                          ----------------  ----------  ------------  ----------------  -------------  ------------  ------------
SIRROM CAPITAL, L.P.:
BALANCE, DECEMBER 31,
  1993...................   $ 15,349,434            --  $         --    $         --    $   1,673,802  $  1,763,426  $ 18,786,662
  Capital
    contributions........      8,662,178            --            --              --               --            --     8,662,178
  Purchase of ownership
    in partnership.......      1,980,000            --            --      (1,980,000)              --            --            --
  Capital
    distributions........       (593,093)           --            --              --               --            --      (593,093)
  Distribution of Harris
    Williams earnings....             --            --            --              --         (354,087)           --      (354,087)
  Net increase in
    partners' capital
    resulting from
    operations...........             --            --            --              --        3,359,338     3,356,316     6,715,654
                            ------------     ---------  ------------     -----------      -----------   -----------  ------------
BALANCE, DECEMBER 31,
  1994...................     25,398,519            --            --      (1,980,000)       4,679,053     5,119,742    33,217,314
SIRROM CAPITAL
  CORPORATION:
  Effect of
    reorganization (Note
    1)...................    (25,398,519)    5,948,567    25,398,519              --               --            --            --
  Issuance of common
    stock................             --     4,145,000    47,712,029              --               --            --    47,712,029
  Net increase in
    shareholders' equity
    resulting from
    operations...........             --            --            --              --        9,543,898     4,693,544    14,237,442
  Payment of dividends...             --            --            --              --       (3,974,079)           --    (3,974,079)
  Distribution of capital
    gains................             --            --            --              --       (1,201,000)           --    (1,201,000)
  Distribution of Harris
    Williams earnings....             --            --            --              --         (806,000)           --      (806,000)
  Designation of
    undistributed capital
    gains, net of tax
    (Note 11)............             --            --     1,369,419              --       (1,369,419)           --            --
                            ------------     ---------  ------------     -----------      -----------   -----------  ------------
BALANCE, DECEMBER 31,
  1995...................             --    10,093,567    74,479,967      (1,980,000)       6,872,453     9,813,286    89,185,706
  Issuance of common
    stock................             --     2,300,000    59,223,301              --               --            --    59,223,301
  Stock options
    exercised............             --        15,000       224,375              --               --            --       224,375
  Employee shares
    repurchased..........             --       (65,000)     (809,645)             --               --            --      (809,645)
  Payment on notes
    receivable...........             --            --            --         440,142               --            --       440,142
  Net increase in
    shareholders' equity
    resulting from
    operations...........             --            --            --              --       22,315,548     2,580,047    24,895,595
  Payment of dividends...             --            --            --              --      (10,976,390)                (10,976,390)
  Distribution of capital
    gains................             --            --            --              --         (577,200)           --      (577,200)
  Distribution of Harris
    Williams earnings....             --            --            --              --       (2,985,369)           --    (2,985,369)
  Designation of
    undistributed capital
    gains, net of tax
    (Note 11)............             --            --     6,943,094              --       (6,943,094)           --            --
                            ------------     ---------  ------------     -----------      -----------   -----------  ------------
BALANCE, DECEMBER 31,
  1996...................   $         --    12,343,567  $140,061,092    $ (1,539,858)   $   7,705,948  $ 12,393,333  $158,620,515
                            ============     =========  ============     ===========      ===========   ===========  ============


        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                       YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------
                                                                 1994            1995            1996
                                                             ------------    ------------    ------------
OPERATING ACTIVITIES:
  Net increase in partners' capital and shareholders'
    equity resulting from operations......................   $  6,715,654    $ 14,237,442    $ 24,895,595
  Adjustments to reconcile net increase to net cash
    provided by operating activities:
    Net unrealized appreciation of investments............     (3,356,316)     (4,693,544)     (2,580,047)
    Realized loss (gain) on investments...................        538,025      (1,759,513)     (9,462,991)
    Income of unconsolidated subsidiary...................       (552,867)       (811,610)     (3,056,941)
    Amortization of debenture costs.......................        117,992         207,792         537,010
    Increase in interest receivable.......................       (508,321)       (816,905)       (750,571)
    Increase in accounts payable and accrued expenses.....         28,376         185,525       2,639,041
    Amortization of organization costs....................          6,000           6,000           6,000
    Depreciation of fixed assets..........................             --          18,565          55,146
    Decrease in prepaid interest..........................        (12,350)             --              --
    Increase in accrued taxes payable.....................        282,279         585,731       3,259,619
    Increase in interest payable..........................        261,158         255,810         411,434
                                                             ------------    ------------    ------------
         Net cash provided by operating activities........      3,519,630       7,415,293      15,953,295
                                                             ------------    ------------    ------------
INVESTING ACTIVITIES:
  Proceeds from sale of investments.......................      9,769,378      27,303,888      44,772,899
  Investments originated or acquired......................    (44,162,021)   (105,669,054)   (135,792,814)
  Purchase of fixed assets................................             --        (222,425)       (126,740)
  (Increase) decrease in restricted investments...........     (1,000,000)      1,000,000              --
  Increase in other assets................................             --        (199,165)       (105,632)
                                                             ------------    ------------    ------------
         Net cash used in investing activities............    (35,392,643)    (77,786,756)    (91,252,287)
                                                             ------------    ------------    ------------
FINANCING ACTIVITIES:
  Proceeds from debentures payable to Small Business
    Administration........................................     17,000,000      22,260,000      16,740,000
  Proceeds from revolving credit facilities...............     42,978,109      62,638,595      92,067,979
  Repayment of line of credit borrowings..................    (36,588,858)    (55,827,846)    (74,409,766)
  Increase in debenture costs.............................       (580,995)     (1,178,414)     (2,207,341)
  Proceeds from capital contributions.....................      8,162,178              --              --
  Distribution of capital.................................       (593,093)             --              --
  Issuance of common stock................................             --      47,712,029      59,223,301
  Stock options exercised.................................             --              --         224,375
  Payment of dividends....................................             --      (3,974,079)    (10,976,390)
  Distribution of capital gains...........................             --      (1,201,000)       (577,200)
  Employee shares repurchased.............................             --              --        (809,645)
  Payment on notes receivable from employees..............             --              --         440,142
                                                             ------------    ------------    ------------
         Net cash provided by financing activities........     30,377,341      70,429,285      79,715,455
                                                             ------------    ------------    ------------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS..........     (1,495,672)         57,822       4,416,463
CASH AND CASH EQUIVALENTS, beginning of year..............      1,632,919         137,247         195,069
                                                             ------------    ------------    ------------
CASH AND CASH EQUIVALENTS, end of year....................   $    137,247    $    195,069    $  4,611,532
                                                             ============    ============    ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Interest paid...........................................   $  2,707,488    $  4,525,701    $  7,961,534
                                                             ============    ============    ============
  Taxes paid..............................................   $    174,756    $    493,465    $    976,894
                                                             ============    ============    ============
  Loans transferred to other investments..................   $         --    $         --    $  5,218,436
                                                             ============    ============    ============
  Loans transferred to equity interests...................   $  2,150,000    $  3,751,547    $  8,898,147
                                                             ============    ============    ============


        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES


                              FINANCIAL HIGHLIGHTS


                                                                 YEAR ENDED
                                                                DECEMBER 31,          YEAR ENDED
                     PER SHARE DATA(1)                             1995(2)         DECEMBER 31, 1996
------------------------------------------------------------  -----------------    -----------------
Net asset value, beginning of year..........................      $    6.41(3)        $      9.61
                                                                  ---------            ----------
Net operating income........................................            .87                  1.52
Net realized and unrealized gains or losses on
  investments...............................................           3.19(4)               3.71(6)
                                                                  ---------            ----------
Total from investment operations............................           4.06                  5.23
                                                                  ---------            ----------
Less: Dividends on net investment income....................            .49                  1.02
      Distributions on realized capital gains...............            .37(5)                .97(5)
                                                                  ---------            ----------
          Total Distributions...............................            .86                  1.99
                                                                  ---------            ----------
Net asset value, end of period..............................      $    9.61           $     12.85
                                                                  =========            ==========
Per share market value, end of period.......................      $  18.875           $     36.75
                                                                  =========            ==========
Shares outstanding, end of period...........................      9,195,116            12,343,567
                                                                  =========            ==========



                                                                      DECEMBER 31,
                                                         --------------------------------------
               RATIOS/SUPPLEMENTAL DATA                   1993      1994      1995       1996
-------------------------------------------------------  -------   -------   -------   --------
Net assets, end of period (in thousands)...............  $18,651   $33,217   $89,186   $158,621
Ratio of operating expenses to average net assets(7)...     15.5%     19.2%     12.6%      11.2%
Ratio of net operating income to average net assets....     10.9%     15.0%     14.4%      13.8%


---------------


(1) Prior to 1995, the Company operated as a partnership, therefore no per share information is available.


(2) 1995 data does not reflect the effect of issuing 898,451 shares for the acquisition of Harris Williams in August 1996.


(3) Net asset value at beginning of the period is calculated based on partners' capital totaling $33,917,734 at December 31, 1994 and 5,050,116 shares of common stock issued at conversion of the Partnership to the Company at February 1, 1995.


(4) Per share net realized and unrealized gains or losses includes the effect of stock issuances at per share prices in excess of the Company's per share net asset value.


(5) The per share amount includes distributions paid and realized capital gains designated as distributed but retained by the Company. See Note 11.


(6) Amount includes the effect of stock issued at per share prices in excess of the Company's per share net asset value and the effect of issuing 898,451 shares for the acquisition of Harris Williams.


(7) Includes interest expense.


        The accompanying notes are an integral part of these statements.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. ORGANIZATION


     Sirrom Capital Corporation (the "Company"), a Tennessee Corporation, was formed in November 1994 and Sirrom Capital, L.P. (the "Partnership") became a partnership under the laws of the State of Tennessee in November 1991. The accompanying financial statements have been prepared on a basis appropriate for investment companies as enumerated in the American Institute of Certified Public Accountants' Audit and Accounting Guide on Audits of Investment Companies. The Company is a specialty finance company that is primarily engaged in making loans to small businesses. The Company's objectives are to achieve both a high level of current income from interest on loans and fees and long-term growth in the value of its net assets through equity interests primarily in small, privately owned companies. The Company targets small businesses that the Company believes meet certain criteria, including the potential for significant growth, adequate collateral coverage, experienced management teams, sophisticated outside equity investors and profitable operations. In addition to making loans to small businesses, the Company provides merger and acquisition advisory services through its wholly owned subsidiary, Harris Williams & Co., ("Harris Williams").



     The Company is a non-diversified, closed-end investment company, which has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). Prior to August 1996, the Company was also a small business investment company ("SBIC") licensed under the Small Business Investment Act of 1958 (the "1958 Act"). The Company was licensed by the U.S. Small Business Administration (the "SBA") on May 14, 1992. In August 1996, the Company transferred its SBIC operations, including its SBIC license, and the majority of its assets and liabilities, to its wholly-owned subsidiary, Sirrom Investments Inc. ("SII"), a Tennessee Corporation. Under applicable SBA regulations, SII is restricted to investing only in qualified small business concerns in the manner contemplated by the 1958 Act, as amended. Additionally, beginning in February 1995, the Company elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended and in August 1996 SII elected the same tax treatment.


     Effective February 1, 1995, the partners of the Partnership transferred, in a tax free conversion, their partnership interests to the Company in exchange for the issuance of 5,050,116 shares of common stock of the Company. The common stock was received by each partner in proportion to the partner's percentage interest in the Partnership. As a result of this exchange, the Partnership was dissolved and liquidated, with all of the assets and liabilities of the Partnership (including the SBIC license which was obtained by the Partnership in May 1992) being thereby assigned and transferred to the Company. This transaction was accounted for as a reorganization of entities under common control, in a manner similar to a pooling of interests.


     In August 1996, the Company acquired the ownership interests of Harris Williams & Co., L.P. for 898,451 shares of common stock of the Company. After the acquisition, Harris Williams began operating as a "C" corporation. Harris Williams is a merger and acquisition advisory services firm located in Richmond, Virginia, that is being operated as a wholly-owned subsidiary of the Company. The acquisition of Harris Williams is accounted for as a pooling of interests. The consolidated balance sheets as of December 31, 1995 and 1996 and the consolidated statements of operations and cash flows for each of the three years in the period ended December 31, 1996 have been restated accordingly to reflect the operations of Harris Williams as an unconsolidated subsidiary accounted for by the equity method of accounting in conformity with the requirements of the 1940 Act.



     In December 1996, the Company formed two wholly-owned subsidiaries, Sirrom Funding Corporation, ("SFC") and SCCGS, Inc.. SFC had no operations for the year ended December 31, 1996. SCCGS, Inc.'s operations were limited to the workout activities of one investment.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



  Principles of Consolidation



     The consolidated financial statements include the accounts of the Company, SII, SFC and SCCGS, Inc. All intercompany accounts and transactions have been eliminated in the consolidation.


  Valuation of Investments

     Portfolio investments are stated at fair value as determined by the Board of Directors.

     Under the Company's valuation policy, the fair values of loans to small business concerns are based on the Board of Director's evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be amounts which could be realized in the normal course of business which anticipates the Company holding the loan to maturity and realizing the face value of the loan. Fair value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of fair value at a higher or a lower amount.

     Equity interests and warrants for which there is not a public market are valued based on factors such as significant equity financing by sophisticated, unrelated new investors, history of positive cash flow from operations, the market value of comparable publicly traded companies (discounted for illiquidity) and other pertinent factors. The Board of Directors also considers recent offers to purchase a portfolio company's securities when valuing warrants.


     The Company's investments in stocks of public companies that it is not permitted to sell in the public market as a result of securities laws restrictions, lock-up agreements and other similar restrictions are typically valued at 70% of market value at the balance sheet date. All other publicly traded stocks are typically valued at 90% of market value at the balance sheet date.



     At December 31, 1995 and 1996, the investment portfolio included investments totaling $170,211,000 and $262,606,000, respectively, whose values had been estimated by the Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


  Realized and Unrealized Gain or Loss on Investments


     Realized gains are recorded upon disposition of investments and are calculated based upon the difference between the proceeds and the cost basis determined using the specific identification method. Realized losses are recorded upon the final disposition of the cost basis of investments according to federal income tax guidelines and are calculated in the same manner. All other changes in the valuation of portfolio investments, as determined by the directors, are included as changes in the unrealized appreciation or depreciation of investments in the statement of operations.


  Description of Loans Terms

     The loans to small business concerns included in investments bear interest at rates ranging from 6.50% to 14.00%. Typically, interest is payable in monthly or quarterly installments over five years with the entire principal amount typically due at maturity. These loans are generally collateralized by the assets of the borrower, certain of which are subject to prior liens, and/or guarantees.


  Interest on Investments



     Interest income is recorded on the accrual basis. The accrual of income is typically suspended when the related loan becomes 60 days past due unless management anticipates that accrued amounts will be collected.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Loan Processing Fees


     The Company recognizes loan processing fees as income when the related loan closes.


  Cash and Cash Equivalents


     The Company defines cash and cash equivalents as cash on hand, cash in interest bearing and non-interest bearing operating bank accounts and highly liquid investments such as time deposits with an original maturity of three months or less. At December 31, 1996, cash of $950,000 is restricted as collateral for interest rate swap agreements.



  Debt Financing Costs



     SBA debenture costs are amortized over ten years which represents the term of the thirteen SBA debentures, as discussed in Note 5. Financing costs related to the revolving credit facilities are amortized over the term of the credit agreements.


  Income Taxes


     The financial statements for 1994 do not include a provision for federal income taxes because the partners were taxed based on their respective share of partnership earnings. During this year, the Company was subject to state income taxes on interest.



     Beginning in February 1995, the Company elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code (the "Code"). If the Company, as a RIC, satisfies certain requirements relating to the source of its income, the diversification of its assets and the distribution of its net income, the Company is generally taxed as a pass through entity which acts as a partial conduit of income to its shareholders.


     In order to maintain its RIC status, the Company must in general: a) derive at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities b) derive less than 30% of its gross income from the sale or disposition of securities held for less than three months, c) meet investment diversification requirements defined by the Code and d) distribute to shareholders 90% of its net income (other than long-term capital gains).

     The Company currently intends to meet the RIC qualifications in future years. Therefore, the Company has not provided for federal income taxes on the unrealized appreciation of investments.

  Partners' Capital/Shareholders' Equity


     During 1994, net operating income, realized gains (losses) and unrealized gains (losses) were allocated one percent (1%) and ninety-nine percent (99%) to the General Partner and Limited Partners, respectively.



     During November 1994, six employees were granted ownership interests in the partnership at a purchase price equal to the approximate fair value of each ownership interest. In connection therewith, each employee executed a promissory note for the purchase price of such interest. The promissory notes bear interest at 7.25% per annum with interest payable annually. All notes mature on November 1, 2001. As discussed in Note 1, the interests in the partnership were subsequently exchanged for the Company's common stock. The stock must be resold to the Company if the employee is no longer employed by the Company for a period of not less than three years from the date of purchase. The notes receivable from employees were shown as a reduction in partners' capital and a reduction to common stock in the amount of $1,980,000 at December 31, 1995. During 1996, one employee terminated employment and SCC repurchased 65,000 shares for $809,645. These shares were reissued by the Company in a secondary offering in June 1996. The balance of the notes receivable from employees was reduced $440,142 to $1,539,858 at December 31, 1996 as a result of the employee termination.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



  Interest Rate Swap Agreements



     The Company uses interest rate swaps to hedge interest costs on its floating rate revolving credit facilities. Any amounts paid or received on interest rate swap agreements are recognized as an adjustment to interest expense. The fair value of the swap agreements are not recognized in the consolidated financial statements as they are accounted for as hedges.



  Management Estimates



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



3. INVESTMENTS



     Investments consist primarily of loans made and warrants obtained from borrowers under both the SBIC loan program and non-SBA lending programs. Investments are recorded at fair value as determined by the directors or by current market prices, if available, in accordance the Company's valuation policy (See Note 2). While the Company markets to borrowers throughout the United States, approximately 47% of the investment portfolio consists of loans and equity investments in companies that are headquartered in the southeastern United States.



     The aggregate cost balance of loans on non-accrual status, less realized losses, totaled $11,924,475 and $15,873,178 at December 31, 1995 and 1996,
respectively. The aggregate fair values of these loans as determined by the Company's directors totaled $9,824,475 and $8,683,178 at December 31, 1995 and 1996, respectively.



     Included in the investment portfolio at December 31, 1996 are other assets which consist of rights to royalty payments, a right to receive payment from an potential arbitration settlement and certain tangible assets. The Company obtained these rights upon foreclosure of three loans. The aggregate cost of other assets at December 31, 1996 is $4,690,299 which represents the cost basis of the original loans plus capitalized workout expenses. The Company's directors have estimated the fair value of these assets to be $2,990,282.



4. DEBENTURES PAYABLE TO SMALL BUSINESS ADMINISTRATION



     As of December 31, 1996, SII had thirteen debentures totaling $90,000,000 payable to the SBA with semiannual interest only payments based upon rates ranging from 6.12% to 8.20% per annum, with scheduled maturity dates as follows:



                                      DATE                                      AMOUNT
    ------------------------------------------------------------------------  -----------
    2002....................................................................  $10,000,000
    2003....................................................................   24,000,000
    2004....................................................................   17,000,000
    2005....................................................................   22,260,000
    2006....................................................................   16,740,000
                                                                              -----------
                                                                              $90,000,000
                                                                               ==========



     The debentures are subject to a prepayment penalty if paid prior to five years from maturity. Interest expense related to these debentures for the periods ended December 31, 1994, 1995 and 1996 totaled $2,857,398, $4,243,851 and $5,734,794 respectively.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     The SBA and the lenders of the $50.0 million revolving credit facility are equally secured by the assets of SII. The debentures are also guaranteed by the Company.



5. REVOLVING CREDIT FACILITIES



     Revolving credit facilities consist of the following at December 31, 1995 and 1996:



                                                                   1995            1996
                                                                -----------     -----------
    $50.0 million revolving credit facility...................  $13,200,000     $28,900,000
    $15.0 million bridge facility.............................           --       1,958,213
                                                                -----------     -----------
              Total revolving credit facilities...............  $13,200,000     $30,858,213
                                                                ===========     ===========



     The $50.0 million revolving credit facility is payable by SII to a syndicate of lenders. The facility consists of a swingline totaling $5.0 million which bears interest at prime plus 0.5%, and the balance of the facility bears interest at either LIBOR plus 1.75% or prime plus 0.5% at SII's discretion. Borrowing under the facility is based on the principal amount of eligible loans and public securities in SII's portfolio. The revolving credit agreement imposes certain operating restrictions on the Company and SII such as requiring lender approval of certain mergers and acquisitions, changes in management, and payment of dividends in excess of those required to maintain RIC status. The agreement contains financial covenants that require SII to maintain a certain level of tangible net worth and meet ratios related to interest coverage, non-accrual/delinquent loans and loan losses. As of December 31, 1996, the Company and SII were in compliance with these covenants. The facility expires on December 27, 1998. The revolving credit lenders and the SBA are equally secured by all assets of SII and the revolving credit facility is guaranteed by the Company.



     As of December 31, 1996, the Company had entered into two interest rate swap agreements under the $50.0 million revolving credit facility. In one agreement, the Company swapped the variable rate on $30.0 million of borrowings to a fixed rate of 8.15% in incremental amounts of $3.0 million per month beginning in April 1996. This swap expires in April 1999. In the second agreement, the Company swapped the variable rate on $15.0 million in borrowings to a fixed rate of 8.05% in incremental amounts of $5.0 million per month beginning in December 1996. This swap expires in December 1998. Interest expense on the revolving credit facility and related interest rate swaps for the periods ended December 31, 1994, 1995 and 1996 was $266,063, $527,280, and $2,574,681.



     The $15.0 million bridge facility is payable to a financial institution by the Company and is secured by certain assets of the Company. The facility bears interest at prime plus 0.5%. Borrowing under the facility is based on the principal amount of eligible loans pledged as collateral to the lender. The facility expires on January 8, 1997. Interest expense on the bridge facility was $32,303 for the year ended December 31, 1996.



     At December 31, 1996 SFC entered into a $100.0 million revolving credit facility with a financial institution. This facility was used to retire the $15.0 million bridge facility subsequent to December 31, 1996. The facility is secured by all assets of SFC. SFC will purchase loans originated by the Company, and will fund substantially all such purchases with borrowings under the facility. The facility will be funded by commercial paper sold by the financial institution, and will bear interest at the stated rate on the commercial paper sold plus 2.25%. Borrowings by SFC are based on the principal amount of eligible loans in SFC's portfolio. The facility agreement contains operational restrictions such as requiring lender approval of certain mergers and acquisitions and changes in management. The facility agreement also contains financial covenants related to tangible net worth, loan delinquency and loan defaults. The facility expires on December 31, 2001.



     As of December 31, 1996, the Company had entered into several interest rate swap agreements under the $100.0 million revolving credit facility. The Company exchanged the variable rate on $100.0 million in borrowings to the rates described below in incremental amounts of $8.3 million per month beginning in January 1997. During the period from January through June 1997, the Company has put in place a collar that

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



caps the Company's variable rate at 8.25% in exchange for a floor at 7.25%. During the period from July through December 1997, the Company has put in place a collar that caps the Company's variable rate at 8.25% and in exchange for a floor at 7.50%. During the period from January 1998 through December 1999, the Company has swapped to a fixed rate of 8.25%. During the period from January 2000 through December 2001, the Company has put in place a collar that caps the Company's variable rate at 9.15% in exchange for a floor at 8.25%. These swaps expire in December 2001.



     At December 31, 1996, $950,000 of cash was restricted as collateral under these interest rate swap agreements. The amount of cash restricted as collateral may increase or decrease depending upon changes in prevailing interest rates.



6. INCOME TAXES



     For the years ended December 31, 1994 and 1995, the statements of operations include a provision for state income taxes on interest totaling $457,035 and $109,035, respectively. There is no provision for state income taxes on interest for the year ended December 31, 1996.



     For the years ended December 31, 1995 and 1996 the Company provided for federal income tax at a 35% rate and excise taxes at a 4% rate on taxable net investment income as defined by the Code and realized gains not distributed to shareholders. For the years ended 1995 and 1996 the provision for income taxes includes $737,380 and $3,940,609, respectively, of tax provided on the retained realized gains as discussed in Note 11.



7. MANAGEMENT FEES AND OPERATING EXPENSES



     During 1994, the Company agreed to pay an annual management fee to the General Partner of the partnership equal to the actual expenses incurred by the General Partner of the partnership not to exceed two percent of the gross value of the partnership's assets. The amount of the fee for the period ended December 31, 1994 totaled $1,072,833. In connection with the reorganization discussed in
Note 1, the agreement with the General Partner was terminated effective February 1, 1995 at which time the Company began incurring expense for salaries and benefits and direct operating expenses.



8. STOCK OPTION PLANS



     At December 31, 1996, the Company has two employee stock based compensation plans and one director stock plan, as described below. The Company applies APB Opinion 25 and related Interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its fixed stock option plans. Had compensation cost for the Company's three stock-based compensation plans been determined based on fair value at the grant dates for awards under those plans consistent with the method of FASB Statement 123, the Company's net operating income and net increase in shareholder's equity resulting from operations for the years ended December 31, 1995 and 1996 would have been reduced to the pro-forma amounts indicated below:



                                                                       1995          1996
                                                                    -----------   -----------
    Net operating income............................  As reported   $ 8,805,000   $17,123,000
                                                      Pro-forma       8,450,000    15,553,000
    Net increase in shareholder's equity............  As reported    14,237,000    24,896,000
                                                      Pro-forma      13,882,000    23,326,000



     The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used for grants in 1995 and 1996, respectively; dividend yield of 5% and 3.5% for 1995 and 1996, respectively; expected volatility of 34%; risk-free interest rate range of 6% to 7.5%; and expected lives of 6 years for all options. Management also assumed an annual forfeiture rate on grants of 10% in its calculation of compensation expense included in the pro forma amounts above.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



  Employee Stock Option Plan



     The Company's two employee stock option plans, the Amended and Restated 1994 Employee Stock Option Plan (the "1994 Plan"), and the 1996 Employee Stock Incentive Plan (the "1996 Plan") provide for the granting of options for 500,000 and 390,000 shares, respectively, of common stock to selected employees at an exercise price not less than the fair market value of the common stock on the date of the grant. The terms of each award are determined by the board of directors. The options vest over a five year period from the date of grant and expire ten years from the date of grant.



     A summary of stock option activity related to the plans, including amounts subject to shareholder approval, is as follows:



                                                                   PRICE RANGE
                                                                    PER SHARE      SHARES
                                                                 ---------------  ---------
    Outstanding, December 31, 1994.............................        --                --
         Granted...............................................    $11 -18.50       466,966
         Exercised.............................................        --                --
         Forfeited.............................................        --                --
                                                                                  ==========
    Outstanding, December 31, 1995.............................                     466,966
         Granted...............................................   $18.625-35.75     767,581
         Exercised.............................................  $13.50 -17.875      15,000
         Forfeited.............................................   $18.50 -26.33      25,000
                                                                                  ==========
    Outstanding, December 31, 1996.............................                   1,194,547
                                                                                  ==========



     Included in the 767,581 options granted in 1996 are 319,547 options that have been issued subject to the approval by the Company's shareholders of an amendment that authorizes an increase in the options issuable under the 1996 Plan.



  Directors Stock Option Plan



     During 1995, the Company adopted a 1995 Stock Option Plan for Non-Employee Directors which permits the issuance of options to purchase the Company's common stock to non employee directors. The Plan reserves 114,000 shares of common stock for automatic grant. Directors elected prior to December 1, 1994 will receive options to purchase 18,000 shares and directors elected after December 1, 1994 will receive options to purchase 12,000 shares. Upon the initial election of a future non employee director, an option to acquire 6,000 shares of common stock will be issued to the director. Under the terms of the Plan, the options' exercise price may not be less than the fair market value of a share of common stock on date of grant. No options were granted in 1995. In 1996, 84,000 options were granted which are outstanding at December 31, 1996.



9. PRIVATE PLACEMENT



     During November 1994, the Company completed a private placement that resulted in proceeds of approximately $3.6 million which are included in capital contributions in the consolidated statements of changes in partners capital. In connection with the conversion of partnership interests to common stock as discussed in Note 1, the Company exchanged 441,921 shares of common stock for the partnership interests of the private placement investors.



10. PUBLIC OFFERINGS


  Initial Public Offering

     In February 1995, the Company completed an initial public offering of 2,645,000 shares of common stock at a price of $11.00 per share. The net proceeds of the offering, after underwriting commissions and expenses, were approximately $26,498,000.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



  Secondary Offerings



     In August 1995, the Company completed a public offering of 2,500,000 shares of common stock at a price of $15.25 per share of which 1,500,000 shares were sold by the Company. The net proceeds to the Company of the offering, after underwriting commissions and expenses, were approximately $21,214,000. In June 1996, the Company completed a third public offering of 2,300,000 shares of common stock at a price of $27.50 per share. The net proceeds were approximately $59,223,000.



11. DIVIDENDS AND DISTRIBUTIONS


     During 1995, the Company paid dividends of $5,175,079 of which $3,974,079 and $1,201,000 were derived from net operating income and realized capital gains, respectively. The Company also elected to designate $2,106,799 of the undistributed realized capital gains as a "deemed" distribution to shareholders on record as of the end of the year. Accordingly, $1,369,419, net of taxes of $737,380, of this designated distribution has been retained and reclassified from undistributed net realized earnings to common stock.


     During 1996, the Company paid dividends of $11,553,590, of which $10,976,390 and $577,200 were derived from net operating income and realized capital gains, respectively. The Company elected to designate $10,681,683 of the undistributed realized capital gains as a deemed distribution to shareholders on record as of the end of the year. Accordingly, $6,943,094, net of taxes of $3,738,589, of this designated distribution has been retained and reclassified from undistributed net realized earnings to common stock.



12. COMMITMENTS AND CONTINGENCIES



     The Company and Harris Williams lease offices under operating leases and incurred rent expense of $157,606 during 1996. Annual rental commitments for each of the next five years are as follows: 1997 -- $231,907; 1998 -- $149,000; 1999 -- $131,000; 2000 -- $131,000 and 2001 -- $121,000.



     The Company has employment contracts with certain employees of Harris Williams that provide for annual salary, bonuses based on performance and severance pay if terminated without cause. The agreements have a four year term, expiring in August 2000. The Company's remaining commitment for salaries, excluding bonuses, under these agreements is $828,000.



13. INVESTMENT IN UNCONSOLIDATED SUBSIDIARY



     As discussed in Note 1, Harris Williams is accounted for by the equity method of accounting. The balance sheets for Harris Williams as of December 31, 1995 and 1996 and statements of income for the years ended December 31, 1994, 1995 and 1996 are as follows:


                                 BALANCE SHEETS


                                                                         DECEMBER 31,
                                                                     ---------------------
                                                                       1995         1996
                                                                     --------     --------
    ASSETS
    Cash and cash equivalents......................................  $737,682     $732,408
    Accounts receivable............................................    61,023      111,352
    Other assets, net..............................................    85,823      126,752
                                                                     --------     --------
         Total Assets..............................................  $884,528     $970,512
                                                                     ========     ========

    LIABILITIES AND SHAREHOLDER'S EQUITY
    Liabilities....................................................  $ 44,436     $ 59,025
    Shareholder's equity...........................................   840,092      911,487
                                                                     --------     --------
         Total liabilities and shareholder's equity................  $884,528     $970,512
                                                                     ========     ========

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                              STATEMENTS OF INCOME


                                                                YEAR ENDED DECEMBER
                                                       --------------------------------------
                                                          1994          1995          1996
                                                       ----------    ----------    ----------
    REVENUES:
    Fee Income.......................................  $1,553,862    $2,257,496    $6,331,818
    Expense reimbursements and other.................     138,998       398,889       415,199
                                                       ----------    ----------    ----------
                                                        1,692,860     2,656,385     6,747,017
                                                       ----------    ----------    ----------
    EXPENSES:
    Salaries and benefits............................     884,396     1,314,723     2,603,739
    Operating expenses...............................     255,597       530,052       879,227
                                                       ----------    ----------    ----------
                                                        1,139,993     1,844,775     3,482,966
                                                       ----------    ----------    ----------
    Operating income before taxes....................     552,867       811,610     3,264,051
    Provision for income taxes.......................          --            --       207,110
                                                       ----------    ----------    ----------
    Net income.......................................  $  552,867    $  811,610    $3,056,941
                                                       ==========    ==========    ==========



     Advisory services are typically provided by Harris Williams in accordance with engagement contracts that stipulate a monthly retainer, reimbursement of direct expenses and transaction closing fees. Retainer fees are recognized ratably over the retainer period, expense reimbursements are recognized monthly as billed and success fees are recognized at the time of closing.



     Prior to the acquisition by the Company, Harris Williams operated as a Subchapter S corporation from inception to August 1994 and as a limited partnership subsequent to August 1994. Accordingly, no provision for income tax was recorded for the years ended December 31, 1994 and 1995. Subsequent to the acquisition in August 1996, Harris Williams began operating as a "C" corporation and has provided for federal income taxes of $207,110 which is included in provision for income taxes in the accompanying consolidated statements of operations. Distributions of Harris Williams' earnings prior to the acquisition by the Company were $354,087, $806,000 and $2,985,369 in 1994, 1995 and 1996,
respectively.



14. SUBSEQUENT EVENTS



     On January 9, 1997, the Company filed a registration statement for the offering of 2,900,000 shares of its common stock, of which 2,680,513 shares will be sold by the Company.



     On January 10, 1997, the Company's directors declared a dividend of $.36 per share payable on February 19, 1997 to shareholders on record as of February 3, 1997.



     On January 17, the Company entered into an agreement with a Canadian financial institution to make loans with warrants on a joint basis to companies located in Canada.



     On January 21, 1997, the lenders under the $50.0 million revolving credit facility agreed to extend the maturity date of the facility to May 31, 2000.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES


                        QUARTERLY FINANCIAL INFORMATION
                                  (UNAUDITED)


                                                                                1995
                                                                -------------------------------------
                                                                 FIRST    SECOND     THIRD    FOURTH
                                                                QUARTER   QUARTER   QUARTER   QUARTER
                                                                -------   -------   -------   -------
Total operating income........................................  $ 3,159   $ 3,552   $ 4,489   $ 5,186
Pretax operating income.......................................    1,457     1,908     2,632     2,917
Net increase in partners' capital and shareholders' equity
  resulting from operations...................................    3,058     2,500     4,651     4,028
Per share:
  Pre-tax operating income....................................  $   .19   $   .22   $   .28   $   .28
  Net increase in partners' capital and shareholders' equity
     resulting from operations................................      .40       .29       .49       .39
  Dividends(1)................................................      .14       .26       .23       .26
Market price of common stock:(2)
  High........................................................  $12       $13 3/4   $18 3/4   $20
  Low.........................................................   10 3/4    10 3/4    13 1/4    16 3/4



                                                                                1996
                                                                -------------------------------------
                                                                 FIRST    SECOND     THIRD    FOURTH
                                                                QUARTER   QUARTER   QUARTER   QUARTER
                                                                -------   -------   -------   -------
Total operating income........................................  $ 6,578   $ 6,927   $ 8,365   $ 9,074
Pretax operating income.......................................    3,384     3,615     4,856     5,268
Net increase in partners' capital and shareholders' equity
  resulting from operations...................................    9,246     6,001     3,844     5,805
Per share:
  Pre-tax operating income....................................  $   .32   $   .34   $   .38   $   .41
  Net increase in partners' capital and shareholders' equity
     resulting from operations................................      .87       .57       .30       .45
  Dividends(1)................................................      .24       .26       .32       .36
Market price of common stock:
  High........................................................  $23 3/4   $29 1/2   $30 1/4   $38 3/8
  Low.........................................................   18 5/8    23 1/4        23    30 1/4


---------------


(1) Represents dividends on income earned during the quarter that are declared and paid in the subsequent quarter.


(2) No public market for the stock existed prior to February 6, 1995.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES


                            PORTFOLIO OF INVESTMENTS
                            AS OF DECEMBER 31, 1995


                                                    LOAN      COUPON      COST OR
                                                  MATURITY   INTEREST   CONTRIBUTED
                     LOANS                          DATE       RATE        VALUE        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Affinity Fund, Inc..............................  06/29/98     12.50%   $  1,485,000   $  1,494,932
Affinity Fund, Inc..............................  03/10/00     14.00       1,000,000      1,000,000
Affinity Fund, Inc..............................  12/28/98     12.50         495,000        495,083
Alpha West Partners I, L.P......................  12/31/97     12.50         771,308        675,058
American Remedial Tech., Inc....................  03/26/00     13.50       1,485,000      1,487,500
American Remedial Tech., Inc....................  07/11/00     14.00         495,000        495,498
Amscot Holdings, Inc............................  05/26/00     14.00         800,000        800,000
Amscot Holdings, Inc............................  09/20/00     14.00         200,000        200,000
Ashe Industries, Inc............................  12/28/97     12.50         990,000        646,178
Ashe Industries, Inc............................  03/25/99     12.50         445,500        447,150
Ashe Industries, Inc............................  05/18/99     12.50         544,500        546,340
Ashe Industries, Inc............................  06/12/96     14.00         750,000        750,000
Ashe Industries, Inc............................  06/12/96     14.00         285,546        285,546
Associated Response Services, Inc...............  06/20/99     12.50       1,386,000      1,390,427
Associated Response Services, Inc...............  02/15/00     12.50         335,000        335,000
Associated Response Services, Inc...............  01/06/00     12.50         300,000        300,000
Assured Power, Inc..............................  10/01/00     13.50         700,000        700,000
B & N Company, Inc..............................  08/08/00     12.50       2,970,000      2,972,500
BankCard Services Corporation...................  01/21/98     13.00         297,000        298,800
BiTec Southeast, Inc............................  11/03/97     12.50         445,500        448,350
BiTec Southeast, Inc............................  11/30/98     12.50       1,188,000      1,193,000
BiTec Southeast, Inc............................  11/03/97     12.50         445,500        447,300
BiTec Southeast, Inc............................  08/01/99     13.50         521,321        521,321
C.J. Spirits, Inc...............................  05/01/97     13.50         750,171        455,546
Capital Network System, Inc.....................  11/30/98     12.50         990,000        994,342
Capital Network System, Inc.....................  01/18/99     12.50         990,000        994,008
Cardiac Control Systems, Inc....................  03/31/00     13.50       1,500,000      1,500,000
Carter Kaplan Holdings, L.L.C...................  06/22/00     14.00         594,000        594,300
CCS Technology Group, Inc.......................  05/01/97     13.00         990,000        997,288
CellCall, Inc...................................  11/04/97     12.75         990,000        996,345
CF Data Corp....................................  03/16/00     13.75       1,732,500      1,735,420
Champion Glove Mfg. Co., Inc....................  07/27/00     13.50       1,250,000      1,250,000
Clearidge, Inc..................................  09/29/99     13.00       2,000,000      2,000,000
Clearidge, Inc..................................  12/28/00     13.50         500,000        500,000
Colonial Investments, Inc.......................  10/16/00     13.75         800,000        800,000
Consumat Systems, Inc...........................  11/01/00     14.00         500,000        500,000
Consumer Credit Associates, Inc.................  12/06/00     13.50       2,000,000      2,000,000
Continental Diamond Cutting Co..................  10/28/99     13.00       1,500,000      1,500,000
Continental Diamond Cutting Co..................  12/28/99     13.00         200,000        200,000
Continental Diamond Cutting Co..................  05/31/96     14.00         300,000        300,000
Corporate Flight Mgmt., Inc.....................  12/04/97     12.50         346,500        348,645
Cougar Power Products, Inc......................  10/05/96     13.00         495,000        495,083
Cougar Power Products, Inc......................  10/05/96     13.00         495,000        497,003
Cougar Power Products, Inc......................  10/05/96     14.00         325,000        325,000
Dalcon International, Inc.......................  01/31/02     13.00         150,000        150,000
Dalcon International, Inc.......................  01/31/00     13.00         200,000        200,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995


                                                    LOAN      COUPON      COST OR
                                                  MATURITY   INTEREST   CONTRIBUTED
                     LOANS                          DATE       RATE        VALUE        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Dalt's, Inc.....................................  04/28/01     13.50%   $  2,000,000   $  2,000,000
DentureCare, Inc................................  07/29/99     11.50         990,000        993,006
DentureCare, Inc................................  11/03/00     14.00         111,150        111,150
DentureCare, Inc................................  08/31/00     14.00         800,000        800,000
Eastern Food Group LLC..........................  08/30/00      8.00         500,000        500,000
Eastern Food Group LLC..........................  12/20/00      8.00         200,000        200,000
Educational Medical, Inc........................  03/31/00     14.00       2,200,000      2,200,000
Electronic Merchant Services....................  02/27/00     13.50       1,237,500      1,239,788
Electronic Merchant Services....................  12/31/95     14.00         242,450        242,450
Emerald Pointe Waterpark L.P....................  04/29/99     12.50         594,000        596,000
Emerald Pointe Waterpark L.P....................  03/09/00     13.50         400,000        400,000
Encore Orthopedics, Inc.........................  07/31/00     13.50       2,620,985      2,658,887
Express Shipping Centers, Inc...................  09/25/00     13.25       1,697,619      1,734,426
Factory Card Outlet of America Ltd..............  11/15/00     12.50       3,670,917      3,682,317
Front Royal, Inc................................  10/01/99     13.00       1,550,000      1,550,000
Front Royal, Inc................................  12/27/99     13.00         675,000        675,000
Fycon Technologies, Inc.........................  05/16/00     10.00         350,000        350,000
Fycon Technologies, Inc.........................  08/30/00     14.00       1,000,000      1,000,000
Fycon Technologies, Inc.........................  12/17/00     14.00         100,000        100,000
Gates Communications, L.P.......................  12/31/98     12.50         990,000        994,175
Gitman and Company..............................  12/31/00     14.00       1,700,000      1,700,000
Global Finance and Leasing, Inc.................  01/03/00     13.00       1,500,000      1,500,000
Gold Medal Products, Inc........................  11/19/00     13.50       1,250,000      1,250,000
Golf Corporation of America, Inc................  09/16/99     11.00         300,000        300,000
Golf Corporation of America, Inc................  12/28/00     14.00         200,000        200,000
Golf Corporation of America, Inc................  12/29/00     10.00         455,589        455,589
Gulfstream International Airlines Inc...........  07/29/99     13.00       1,490,000      1,494,509
Gulfstream International Airlines Inc...........  09/25/00     14.00       1,000,000      1,000,000
Horizon Medical Products, Inc...................  09/22/00     13.75       1,500,000      1,500,000
Hoveround Corporation...........................  06/11/98     13.00         495,000        497,368
Hoveround Corporation...........................  11/08/99     13.50         250,000        250,000
Hoveround Corporation...........................  03/08/00     14.00         250,000        250,000
Hunt Incorporated...............................  03/31/00     14.00       3,300,000      3,300,000
In-Store Services, Inc..........................  04/19/00     14.00       1,188,000      1,189,800
Innotech, Inc...................................  03/22/99     13.00       1,980,000      1,987,326
Intermed Healthcare Systems, Inc................  06/29/99     12.00         742,500        744,875
Intermed Healthcare Systems, Inc................  02/10/00     14.00         375,000        375,000
International Manufacturing and Trade, Inc......  04/27/99     13.00         495,000        496,743
International Manufacturing and Trade, Inc......  12/01/99     13.00         400,000        400,000
International Manufacturing and Trade, Inc......  06/09/00     14.00         500,000        500,000
International Manufacturing and Trade, Inc......  07/25/00     14.00         250,000        250,000
International Manufacturing and Trade, Inc......  11/10/00     14.00         100,000        100,000
Johnston County Cable L.P.......................  08/31/00     14.00       1,990,000      1,990,668
Kentucky Kingdom, Inc...........................  04/04/99      8.50         250,000        250,000
Kentucky Kingdom, Inc...........................  01/05/98     12.50       1,980,000      1,991,989
Kentucky Kingdom, Inc...........................  09/26/99     10.50       1,200,000      1,200,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995


                                                    LOAN      COUPON      COST OR
                                                  MATURITY   INTEREST   CONTRIBUTED
                     LOANS                          DATE       RATE        VALUE        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Kentucky Kingdom, Inc...........................  03/01/00     14.00%   $    835,000   $    835,000
Kentucky Kingdom, Inc...........................  11/06/00     12.50       1,500,000      1,500,000
Kryptonics, Inc.................................  12/14/00     12.90       2,500,000      2,500,000
Lovett's Buffet, Inc............................  04/01/00     13.00       2,250,000      2,250,000
MBA Marketing Corporation.......................  02/04/99     12.50       1,782,000      1,788,900
Medical Associates of America, Inc..............  11/01/97     12.50       1,485,000        392,000
Money Transfer Systems, Inc.....................  07/24/00     14.00         247,500        247,752
Money Transfer Systems, Inc.....................  12/20/00     14.00         148,500        148,525
Moore Diversified Products, Inc.................  06/16/00     13.50         800,000        800,000
Moovies, Inc....................................  04/18/00     13.50       1,485,000      1,487,250
Multimedia Learning, Inc........................  05/08/00     14.00       1,500,000      1,500,000
Nationwide Engine Supply, Inc...................  01/12/99     12.00       2,475,000      2,485,008
Nelson Juvenile Products L.L.C..................  10/31/00     14.00       2,000,000      2,000,000
NRI Service and Supply L.P......................  02/13/00     14.00       2,475,000      2,479,587
OcuTec Corporation..............................  06/21/99     10.00       1,000,000      1,000,000
OcuTec Corporation..............................  06/21/00     10.00         350,000        350,000
OcuTec Corporation..............................  10/16/00     10.00         100,000        100,000
OcuTec Corporation..............................  12/04/01     10.00         351,500        351,500
Orchid Manufacturing Group, Inc.................  09/14/00     13.00       2,960,000      2,960,667
Orchid Manufacturing Group, Inc.................  12/28/00     13.50       1,000,000      1,000,000
Palco Telecom Service, Inc......................  11/22/99     12.00       1,800,000      1,800,000
Patton Management Corporation...................  05/26/00     13.50       1,900,000      1,900,000
Pharmaceutical Research Assoc., Inc.............  08/10/00     13.50       1,980,000      1,981,665
Pipeliner Systems, Inc..........................  09/30/98     13.00         980,000        989,324
Plymouth, Inc...................................  09/28/00     13.00       1,000,000      1,000,000
Precision Fixtures & Graphics, Inc..............  07/31/10      6.50       1,100,000        889,976
Precision Fixtures & Graphics, Inc..............  05/26/00      6.50         250,000        202,267
Precision Fixtures & Graphics, Inc..............  11/07/00      6.50         200,000        161,814
Precision Fixtures & Graphics, Inc..............  12/27/00      6.50         100,000         80,907
Precision Fixtures & Graphics, Inc..............  07/10/00      6.50         135,000        109,224
Precision Fixtures & Graphics, Inc..............  08/28/00      6.50         110,000         88,998
Precision Fixtures & Graphics, Inc..............  12/12/00      6.50         200,000        161,814
Precision Panel Products, Inc...................  01/11/00     12.75       1,485,000      1,488,000
Premiere Technologies, Inc......................  05/01/97     12.50         990,000        997,345
Premiere Technologies, Inc......................  12/23/98     12.00         990,000        994,175
Pritchard Paint & Glass Co......................  03/21/00     14.00         250,000        250,000
Quest Group International, Inc..................  11/15/00     13.25       1,125,000      1,129,166
Radio Systems Corporation.......................  12/27/99     13.00         905,725        926,148
SkillSearch Corporation.........................  02/05/98     13.00         496,000        498,545
Summit Publishing Group, Inc....................  03/17/99     12.00       1,485,000      1,490,500
Suncoast Medical Group, Inc.....................  09/14/99     13.50         485,000        489,498
Suncoast Medical Group, Inc.....................  06/07/00     14.00         495,000        495,083
TCOM Systems, Inc...............................  02/05/98     13.00         571,969        571,969
Tower Environmental, Inc........................  11/30/98     10.00       2,440,000      2,201,990

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995


                                                    LOAN      COUPON      COST OR
                                                  MATURITY   INTEREST   CONTRIBUTED
                     LOANS                          DATE       RATE        VALUE        FAIR VALUE
------------------------------------------------  --------   --------   ------------   ------------
Tower Environmental, Inc........................  05/30/95     12.50%   $    150,000   $    150,000
Trade Am International, Inc.....................  09/30/00     12.75       4,000,000      4,000,000
Treasure Coast Pizza Co.........................  07/29/98     12.00         841,500        845,760
Truckload Management Services, Inc..............  03/14/98     13.00         150,000        150,000
Unique Electronics, Inc.........................  11/30/99     10.70         600,000        600,000
Universal Marketing Corporation.................  01/31/00     13.50         500,000        500,000
Valdawn, L.L.C..................................  04/13/00     13.50       2,399,974      2,400,000
Viking Moorings Acquisition, L.L.C..............  12/15/00     13.00       1,655,500      1,661,242
WWR Technology, Inc.............................  11/01/97     13.00         524,700        528,128
Zahren Alternative Power Corp...................  01/30/00     13.00         495,000        495,083
Zahren Alternative PowerCorp....................  11/27/99     13.00       1,980,000      1,985,678
                                                                        ------------   ------------
  Total Loans...................................                        $147,018,924   $144,854,517
                                                                         ===========    ===========


         The accompanying notes are an integral part of this schedule.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995

                                                           NUMBER OF         COST OR
                                                       SHARES/PERCENTAGE   CONTRIBUTED
                  EQUITY INTERESTS                         OWNERSHIP          VALUE      FAIR VALUE
-----------------------------------------------------  -----------------   -----------   -----------
PUBLICLY TRADED INVESTMENTS
National Vision Associates, Ltd.
  Common Stock.......................................        208,698       $ 1,771,149   $   563,485
Concept Technologies Group, Inc. Common Stock --
  restricted.........................................         23,408             5,300        30,723
Moovies Inc.
  Common Stock.......................................        156,110            16,561     1,475,240
                                                                           -----------   -----------
          Subtotal...................................                        1,793,010     2,069,448
                                                                           -----------   -----------
EQUITY INVESTMENTS IN PRIVATE COMPANIES
National Recovery Technologies, Inc.
  Preferred Stock -- Series A........................         20,000                --            --
Premiere Technologies, Inc.
  Common Stock.......................................          8,000           100,400     1,280,000
Medical Associates of America, Inc.
  Preferred Stock -- Series A........................         66,667                --            --
Viking Moorings Acquisition, L.L.C.
  Membership interest in L.L.C.......................           6.50%          344,500       344,500
Nelson Juvenile Products, L.L.C.
  Membership interest in L.L.C.......................          30.00%               --            --
Skillsearch Corporation
  Common Stock.......................................          2,241           250,035       250,035
Potomac Group, Inc.
  Preferred Stock -- Series A........................        800,000         1,000,000     1,232,966
Potomac Group, Inc.
  Common Stock.......................................        240,000            60,000       370,504
Kentucky Kingdom, Inc.
  Common Stock.......................................         11,671           258,300     1,539,603
Golf Corporation of America, Inc.
  Common Stock.......................................        100,000           100,000       100,000
International Risk Control, Inc.
  Preferred Stock -- Series A........................        200,000            50,000        50,000
DentureCare, Inc.
  Preferred Stock -- Series D........................         49,342           300,000       300,000
Unique Electronics, Inc.
  Preferred Stock -- Series A........................      1,000,000         1,000,000     1,000,000
Pipeliner Systems, Inc.
  Preferred Stock -- Series D........................          5,000         1,000,000     1,000,000
Front Royal, Inc.
  Common Stock.......................................        110,000           275,000       275,000
Ocutec Acquisition Corporation
  Preferred Stock -- Series A........................      1,539,867         1,539,867     1,539,867
Fycon Technologies, Inc.
  Preferred Stock -- Series A........................        800,000           800,000       800,000
Carter Kaplan Holdings, L.L.C.
  Membership interest in LLC.........................          24.00%            6,100         6,100

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995


                                                           NUMBER OF         COST OR
                                                       SHARES/PERCENTAGE   CONTRIBUTED
                  EQUITY INTERESTS                         OWNERSHIP          VALUE      FAIR VALUE
-----------------------------------------------------  -----------------   -----------   -----------
Virginia Gas Company
  Preferred Stock -- Series A........................          2,000       $ 2,000,000   $ 2,000,000
Johnston County Cable, L.P.
  Class A Interest in L.P............................          11.11%          100,000       100,000
Eastern Food Group, L.L.C.
  Class B Preferred Stock............................          7,500           754,444       754,444
Dalcon International, Inc.
  Series B Preferred Stock...........................        850,000           850,000       490,000
Zahren Alternative Power Corporation
  Common Stock.......................................            700           210,000       210,000
Zahren Alternative Power Corporation
  Preferred Stock....................................            200           200,000       200,000
                                                                           -----------   -----------
          Subtotal...................................                       11,198,646    13,843,019
                                                                           -----------   -----------
          Total Equity Interests.....................                      $12,991,656   $15,912,467
                                                                            ==========    ==========


         The accompanying notes are an integral part of this schedule.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995


                                                                          COST OR
                                              NUMBER OF     PERCENTAGE  CONTRIBUTED
                 WARRANTS                   SHARES/UNITS    OWNERSHIP      VALUE        FAIR VALUE
------------------------------------------  -------------   ---------   ------------   ------------
Affinity Fund, Inc........................          1,725      8.62%    $     20,000   $    600,000
Alpha West Partners I, L.P................        2 units     20.00            7,500             --
American Remedial Tech., Inc..............        244,168     17.05           20,000        230,000
Amscot Holdings, Inc......................          1,121     18.10               --             --
Ashe Industries, Inc......................            216     16.52           20,000             --
Associated Responses Services, Inc........            343     24.27           14,000        400,000
Assured Power, Inc........................            234     11.94               --             --
Auto Rental Systems, Inc..................        144,869      8.00               --        285,000
B & N Company, Inc........................             18      2.14           30,000         30,000
BankCard Services Corporation.............        138,000     24.00            3,000             --
BiTec Southeast, Inc......................            938     10.00           21,000        100,000
C.J. Spirits, Inc.........................        180,000     10.00            7,500             --
CF Data Corp..............................            257     20.45           17,500         17,500
Capital Network System, Inc...............        173,409      3.50           20,000             --
Cardiac Control Systems, Inc..............        100,000      3.51               --        153,127
CCS Technology Group, Inc.................         30,000      2.68           10,000         10,000
CellCall, Inc.............................         31,836      1.25           10,000        125,000
Champion Glove Mfg. Co., Inc..............        538,614      5.87               --             --
CLS Corporation...........................        126,997      4.22               --             --
Clearidge, Inc............................        367,026      7.91               --             --
Colonial Investments, Inc.................            194     18.00               --             --
Consumer Credit Associates, Inc...........          3,669     15.78               --             --
Continental Diamond Cutting Co............            112     10.00               --             --
Corporate Flight Mgmt., Inc...............         66,315     10.00            3,500        100,000
Cougar Power Products, Inc................            336     16.29           10,000             --
Dalcon International, Inc.................        250,000     20.00               --             --
Dalt's, Inc...............................            125     25.00               --             --
DentureCare, Inc..........................        396,724     11.30           10,000        375,000
Electronic Merchant Services..............            430     12.50           12,500         12,500
Eastern Food Group LLC....................         17,647     15.00               --             --
Educational Medical, Inc..................         85,000      8.00               --             --
Emerald Pointe Waterpark L.P..............       10 units     10.00            6,000        250,000
Encore Orthopedics, Inc...................        291,550      4.92          379,015        379,015
Express Shipping Centers, Inc.............         73,752      5.10          552,402        552,402
Factory Card Outlet of America Ltd........         23,658      2.50          329,083        329,083
Front Royal, Inc..........................        240,458      3.58               --        420,000
Fycon Technologies, Inc...................         58,677     15.00               --             --
Gates Communication, L.P..................      47% of LP     47.00           10,000         10,000
Gitman Bros...............................          1,518     20.50               --             --
Global Finance and Leasing, Inc...........          5,000     25.00               --             --
Gold Medal Products, Inc..................         90,000     30.00               --             --
Golf Corporation of America, Inc..........        390,000     11.48               --             --
Gulfstream International Airlines Inc.....            260     21.00           10,000             --
Horizon Medical Products, Inc.............          9,486      8.25               --             --
Hoveround Corporation.....................          1,963     27.00            5,000        325,000
Hunt Incorporated.........................            309     11.09               --        200,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES

                            AS OF DECEMBER 31, 1995

                                                                          COST OR
                                              NUMBER OF     PERCENTAGE  CONTRIBUTED
                 WARRANTS                   SHARES/UNITS    OWNERSHIP      VALUE        FAIR VALUE
------------------------------------------  -------------   ---------   ------------   ------------
Innotech, Inc.............................        521,220      4.00%    $     20,000   $    300,000
In-Store Service, Inc.....................            429     12.50           12,000         12,000
Intermed Healthcare Systems, Inc..........         11,884     10.50            7,500             --
International Manufacturing and Trade,
  Inc.....................................            482     29.94            5,000             --
Johnston County Cable, L.P................    27.5% of LP     27.50           10,000         10,000
Kryptonics, Inc...........................          1,255      9.00               --             --
Lovett's Buffet, Inc......................        204,219      5.00               --             --
MBA Marketing Corporation.................             26      4.00           18,000             --
Money Transfer Systems, Inc...............             45      4.31            4,000          4,000
Moore Diversified Products, Inc...........             12     10.68               --             --
Multimedia Learning, Inc..................            202      6.09               --             --
Nationwide Engine Supply, Inc.............        882,353     15.00           25,000         25,000
NRI Service and Supply, L.P...............    27.5% of LP     27.50           25,000         25,000
OcuTec Corp...............................        222,222      6.13               --             --
One Stop Acquisitions, Inc................            794     24.40               --        500,000
Orchid Manufacturing Group, Inc...........      1,719,047      4.50           40,000        540,000
Palco Telecom Services, Inc...............        157,895      5.00               --             --
Patton Management Corporation.............             12     10.00               --        300,000
Pharmaceutical Research Assoc., Inc.......        150,114      7.82           20,000         20,000
Pipeliner Systems, Inc....................      2,080,000     20.38           20,000         20,000
Plymouth, Inc.............................         92,647     15.00               --             --
Potomac Group, Inc........................        239,115      1.85          125,000        368,530
Precision Fixtures & Graphics, Inc........            132      5.00               --             --
Precision Panel Products, Inc.............            122      8.25           15,000         15,000
Premiere Technologies, Inc................         23,863      2.08           20,000      3,820,000
Quest Group International, Inc............         44,444     10.00          125,000        125,000
Radio Systems Corporation.................        129,734      7.27           94,275        330,000
SkillSearch Corporation...................          2,381      7.59          254,000        119,000
Summit Publishing Group, Inc..............          6,296     24.50           15,000         15,000
Suncoast Medical Group, Inc...............        330,245     13.82           20,000         20,000
Suprex Corporation........................      1,058,179      3.45               --          7,500
Tower Environmental, Inc..................             82     10.07           20,000             --
Trade Am International, Inc...............        335,106      6.00               --             --
Treasure Coast Pizza Company..............             51     10.00            8,500          8,500
Valdawn, L.L.C............................          2,658     21.00               26             26
Unique Electronics, Inc...................         55,732     20.00               --             --
Universal Marketing Corporation...........            111     10.00               --             --
Virginia Gas Company......................            525      6.00               --             --
Zahren Alternative Power Corp.............          1,108      5.00           25,000         25,000
                                                                        ------------   ------------
          Total Warrants..................                                 2,456,301     11,513,183
                                                                        ------------   ------------
          Total Investments...............                              $162,466,881   $172,280,167
                                                                         ===========    ===========

         The accompanying notes are an integral part of this schedule.

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



                     CONSOLIDATED PORTFOLIO OF INVESTMENTS


                            AS OF DECEMBER 31, 1996



                                                                              COUPON
                                                                             INTEREST
                      LOANS                        MATURITY       COST         RATE      FAIR VALUE
-------------------------------------------------  --------   ------------   --------   ------------
AB Plastics Holding Corporation..................   9/27/01   $  4,000,000     13.50%   $  4,000,000
Affinity Fund, Inc...............................   6/29/98      1,485,000     12.50       1,497,932
Affinity Fund, Inc...............................   3/10/00      1,000,000     14.00       1,000,000
Affinity Fund, Inc...............................  12/28/98        495,000     12.50         496,079
American Corporate Literature, Inc...............   9/29/01      1,683,000     14.00       1,684,132
ARAC Holding Co., Inc............................   9/27/01      3,000,000     13.50       3,000,000
American Network Exchange........................  11/30/98        990,000     13.00         996,346
American Network Exchange........................   1/18/99        990,000     13.00         996,012
Amscot Holdings, Inc.............................   5/26/00        800,000     14.00         800,000
Amscot Holdings, Inc.............................   9/20/00        200,000     14.00         200,000
Amscot Holdings, Inc.............................   6/28/01        500,000     14.00         500,000
Amscot Holdings, Inc.............................  12/27/01        250,000     14.00         250,000
Argenbright Holdings Limited.....................    7/7/01      2,750,000     13.50       3,500,000
Ashe Industries, Inc.............................  12/28/97        990,000     12.50         132,058
Ashe Industries, Inc.............................   3/25/99        445,500     12.50         122,300
Ashe Industries, Inc.............................   5/18/99        544,500     12.50         121,524
Ashe Industries, Inc.............................   6/12/96        750,000     14.00         100,000
Ashe Industries, Inc.............................   6/12/96        285,546     14.00               0
Associated Response Services, Inc................   6/20/99      1,386,000     12.50       1,393,223
Associated Response Services, Inc................   2/15/00        335,000     12.50         335,000
Associated Response Services, Inc................    1/6/00        300,000     12.50         300,000
Associated Response Services, Inc................   11/8/01        500,000     12.50         500,000
Assured Power, Inc...............................   10/1/00        700,000     13.50         700,000
Avionics Systems, Inc............................   7/19/01      3,000,000     13.50       3,000,000
B & N Company, Inc...............................    8/8/00      2,970,000     12.50       2,978,500
B & N Company, Inc...............................   3/28/01        990,000     13.00         991,670
BankCard Services Corporation....................   1/21/98        297,000     13.00         299,400
BiTec Southeast, Inc.............................  10/31/97        445,500     12.70         449,250
BiTec Southeast, Inc.............................  11/30/98      1,188,000     12.70       1,195,400
BiTec Southeast, Inc.............................  10/31/97        445,500     12.70         448,200
BiTec Southeast, Inc.............................    8/1/99        521,321     12.70         521,321
BiTec Southeast, Inc.............................    8/9/01        950,000     14.00         950,000
C.J. Spirits, Inc................................    5/1/97        750,171     13.50         455,796
Caldwell/VSR Inc.................................   2/28/01      1,500,000      8.00       1,500,000
Caldwell/VSR Inc.................................   9/27/01        116,000     14.00         116,000
Cardiac Control Systems, Inc.....................   3/31/00      1,500,000     13.50       1,500,000
Cartech Holdings, Inc............................   4/29/01      1,500,000     13.00       1,500,000
Carter Kaplan Holdings, LLC......................   6/22/00        594,000     14.00          94,800
Cedaron Medical, Inc.............................   6/28/01      1,500,000     13.50       1,500,000
Cell Call, Inc...................................   11/4/97        990,000     12.75         998,349
CF Data Corp.....................................   3/16/00      1,732,500     13.75       1,738,924
Champion Glove Manufacturing Co.,Inc.............   7/27/00      1,250,000     13.50       1,250,000
Colonial Investments, Inc........................  10/16/00        800,000     13.75         800,000
Colonial Investments, Inc........................    5/8/01        300,000     13.75         300,000
Consumat Systems, Inc............................   11/1/00        500,000     14.00         500,000
Consumat Systems, Inc............................    1/1/01        500,000     14.00         500,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996



                                                                              COUPON
                                                                             INTEREST
                      LOANS                        MATURITY       COST         RATE      FAIR VALUE
-------------------------------------------------  --------   ------------   --------   ------------
Consumat Systems, Inc............................   3/11/01   $    500,000     14.00%   $    500,000
Continental Diamond Cutting Co...................  10/28/99      1,500,000     13.00       1,500,000
Continental Diamond Cutting Co...................  11/16/99        200,000     13.00         200,000
Corporate Flight Mgmt, Inc.......................   12/4/97        346,500     12.50         349,341
Corporate Link, Inc..............................  12/13/01        600,000     14.00         600,000
Corporate Link, Inc..............................   3/13/97        300,000     14.00         300,000
CreditCorp and affiliates........................   11/7/01        539,000     14.00         546,683
Dalcon International, Inc........................   1/31/02        150,000     13.00         150,000
Dalcon International, Inc........................   1/31/00        200,000     13.00         200,000
Dalts, Inc.......................................   4/28/01      2,000,000     13.50       2,000,000
DentalCare Partners, Inc.........................   1/11/01      1,951,150     12.50       1,956,160
Eastern Food Group LLC...........................   8/30/00        500,000      8.00          25,000
Eastern Food Group LLC...........................  12/20/00        200,000      8.00          25,000
Eastern Food Group LLC...........................   1/21/01        200,000      8.00          25,000
Eastern Food Group LLC...........................   2/14/01        265,000      8.00          25,000
Eastern Food Group LLC...........................   4/30/01        200,000      8.00         100,000
Eastern Food Group LLC...........................   9/10/01        180,000      8.00          80,000
Electronic Merchant Services.....................   2/27/00      1,237,500     13.50       1,040,204
Electronic Merchant Services.....................   2/29/96        168,572     14.00         168,572
Encore Orthopedics, Inc..........................   7/31/00      2,620,985     13.50       2,734,691
Encore Orthopedics, Inc..........................   2/28/01      1,667,680     13.00       1,728,609
Entek Scientific, Inc............................   6/28/01      2,500,000     13.00       2,500,000
Express Shipping Centers, Inc....................   9/22/00      1,697,598     13.25       1,844,910
FoodNet Holdings, LLC............................   7/22/01      1,000,000     13.50       1,000,000
Fortrend Engineering Corp........................   8/30/01      1,500,000     12.99       1,500,000
FX Direct, Inc...................................   1/23/01      2,324,000     13.50       2,359,199
Fypro, Inc.......................................  12/17/01      3,117,480     12.50       3,117,480
Fypro, Inc.......................................  12/17/01        592,000      4.00         152,000
Gardner Wallcovering, Inc........................   3/28/01      1,485,000     13.50       1,487,500
General Materials Management, Inc................   7/29/01      2,500,000     13.50       2,500,000
Generation 2 Worldwide LLC.......................  10/31/00      2,000,000     14.00       2,000,000
Global Finance and Leasing, Inc..................    1/3/00      1,500,000     13.00       1,500,000
Global Marine Electronics, Inc...................    5/1/01      1,350,000     13.00       1,350,000
Gold Medal Products, Inc.........................  11/19/00      1,250,000     13.50       1,250,000
Gold Medal Products, Inc.........................   2/15/01         25,000     13.50          25,000
Gold Medal Products, Inc.........................   6/27/01        100,000     13.50         100,000
Gold Medal Products, Inc.........................   7/31/01        100,000     13.50         100,000
Golf Corporation of America, Inc.................   9/16/99        300,000     11.00         150,000
Golf Corporation of America, Inc.................  12/28/00        200,000     14.00         150,000
Golf Corporation of America, Inc.................  12/29/00        455,589     10.00         180,589
Golf Corporation of America, Inc.................   7/13/96        100,000     14.00         100,000
Golf Corporation of America, Inc.................   10/5/96         50,000     14.00          50,000
Golf Corporation of America, Inc.................   12/1/96         52,000     14.00          52,000
Golf Corporation of America, Inc.................  12/31/96         39,000     14.00          39,000
Golf Video, Inc..................................   3/27/01        500,000     14.00          50,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996




                                                                              COUPON
                                                                             INTEREST
                      LOANS                        MATURITY       COST         RATE      FAIR VALUE
-------------------------------------------------  --------   ------------   --------   ------------
Good Food Fast Companies, The....................  12/13/01   $  1,300,000     13.50%   $  1,300,000
Gulfstream International Airlines Inc............   7/29/99      1,490,000     13.00       1,496,513
Gulfstream International Airlines Inc............   9/25/00      1,000,000     13.50       1,000,000
Home Link Services, Inc..........................  12/30/01         79,750     14.00          79,750
Horizon Medical Products, Inc....................   9/22/00      1,500,000     13.75       1,500,000
HPC America, Inc.................................   8/15/01      2,970,000     13.50       2,972,500
Hunt Incorporated................................   3/31/00      3,250,000     14.00       3,250,000
H & H Acq. Corp..................................   8/30/01      1,500,000     14.00       1,500,000
HTR, Inc.........................................  10/30/01      3,000,000     13.50       3,000,000
I.Schneid Acquisition, LLC.......................    4/1/01      2,000,000     14.00       2,000,000
ILD Communications...............................   5/10/01      1,500,000     13.50       1,500,000
In-Store Services, Inc...........................   4/19/00      1,188,000     14.00       1,192,200
Innotech, Inc....................................   3/22/99      1,980,000     13.00       1,991,322
IV Infusion Corporation..........................  12/19/01      1,000,000     14.00       1,000,000
Johnston County Cable, L.P.......................   8/31/00      1,990,000     14.00       1,992,672
Kentucky Kingdom, Inc............................    4/4/99        250,000      8.25         250,000
Kentucky Kingdom, Inc............................    1/5/98      1,980,000     12.50       1,995,985
Kentucky Kingdom, Inc............................   9/26/99      1,200,000     10.50       1,200,000
Kentucky Kingdom, Inc............................    3/1/00        835,000     14.00         835,000
Kentucky Kingdom, Inc............................   11/6/00      1,500,000     12.50       1,500,000
Kentucky Kingdom, Inc............................   3/30/98      2,000,000     14.00       2,000,000
Kryptonics, Inc..................................  12/14/00      2,500,000     12.90       2,500,000
KWC Management Co., LLC..........................   4/25/01        500,000     14.00          50,000
Lane Acquisition Corporation.....................  11/21/01      4,000,000     13.75       4,000,000
Leisure Clubs International, Inc.................    4/1/01      1,485,000     14.00       1,487,250
Lovett's Buffet, Inc.............................    4/1/00      2,250,000     13.00       2,250,000
Mayo Hawaiian Corp...............................   6/27/01      2,200,000     14.00       2,200,000
MBA Marketing Corporation........................    2/4/99      1,782,000     12.50       1,792,500
McAuley's Incorporated...........................   7/31/01      3,000,000     13.00       3,000,000
Medical Associates of America, Inc...............   11/1/97        385,000     12.50         392,000
Metals Recycling Technologies, Inc...............  10/31/01      2,000,000     14.00       2,000,000
Money Transfer Systems, Inc......................   7/24/00        247,500     14.00         248,256
Money Transfer Systems, Inc......................  12/20/00        148,500     14.00         148,825
Money Transfer Systems, Inc......................    3/1/01        148,500     14.00         148,750
Money Transfer Systems, Inc......................    5/2/01        148,500     14.00         148,650
Money Transfer Systems, Inc......................    7/8/01        148,500     14.00         148,650
Money Transfer Systems, Inc......................   10/1/01        148,500     14.00         148,575
Monogram Products, Inc...........................   6/18/01        916,000     13.50         925,800
Moore Diversified Products, Inc..................   6/16/00        800,000     13.50         800,000
Multicom Publishing, Inc.........................   3/29/01      2,200,000     13.00       2,333,330
Multimedia Learning, Inc.........................    5/8/00      1,500,000     14.00       1,500,000
Multimedia Learning, Inc.........................   4/18/01        500,000     13.50         500,000
Multimedia Learning, Inc.........................   9/12/01        750,000     13.50         750,000
Multi-Media Data Systems, Inc....................  11/20/01      2,000,000     14.00       2,000,000
NASC, Inc........................................   6/26/01      1,500,000     13.50       1,500,000
NASC, Inc........................................  12/13/98        500,000     13.50         500,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996




                                                                              COUPON
                                                                             INTEREST
                      LOANS                        MATURITY       COST         RATE      FAIR VALUE
-------------------------------------------------  --------   ------------   --------   ------------
Nationwide Engine Supply, Inc....................   1/12/99   $  2,475,000     12.00%   $  2,490,012
Nationwide Engine Supply, Inc....................   9/26/01      1,000,000     13.50       1,000,000
Novavision, Inc..................................  12/17/01        520,000     13.00         520,000
NRI Service and Supply L.P.......................   2/13/00      2,225,000     14.00       2,234,591
Orchid Manufacturing Group, Inc..................   9/14/00      2,960,000     13.00       2,968,671
Orchid Manufacturing Group, Inc..................  12/28/00      1,000,000     13.50       1,000,000
Palco Telecom Service, Inc.......................  11/22/99      1,300,000     12.00       1,300,000
Paradigm Valve Services, Inc.....................  11/12/01      1,600,000     13.50       1,600,000
Patton Management Corporation....................   5/26/00      1,900,000     13.50       1,900,000
PaySys International, Inc........................    5/1/97        990,000     13.00         999,292
PFIC Corporation.................................   2/28/01      1,000,000     13.00       1,000,000
Pipeliner Systems, Inc...........................   9/30/98        980,000     10.00         993,320
Plymouth, Inc....................................   9/28/00      1,000,000     13.00       1,000,000
PRA International, Inc...........................   8/10/00      1,980,000     13.50       1,985,661
Precision Fixtures & Graphics, Inc...............   4/11/01      1,095,000     14.00       1,095,000
Precision Fixtures & Graphics, Inc...............   4/11/01        300,000     14.00         300,000
Precision Fixtures & Graphics, Inc...............    5/8/01        100,000     14.00         100,000
Precision Fixtures & Graphics, Inc...............   5/28/01         75,000     14.00          75,000
Precision Fixtures & Graphics, Inc...............   7/12/01         75,000     14.00          75,000
Precision Fixtures & Graphics, Inc...............   7/22/01        100,000     14.00         100,000
Precision Fixtures & Graphics, Inc...............   8/27/01        750,000     14.00         750,000
Precision Fixtures & Graphics, Inc...............    demand        100,000     14.00         100,000
Precision Panel Products, Inc....................   1/11/00      1,485,000     12.75       1,491,000
Pritchard Paint & Glass Co.......................   2/14/01        567,431     14.00         567,431
Quest Group International, Inc...................  11/15/00      1,125,000     13.25       1,154,162
Quest Group International, Inc...................    9/3/01      1,350,000     13.25       1,360,000
Radiant Systems, Inc.............................   6/27/01      2,760,000     14.00       2,788,000
Radiant Systems, Inc.............................   9/24/01      1,500,000     14.00       1,500,000
Rocky Mountain Radio Company LLC.................  11/10/01      2,500,000     13.50       2,500,000
Rynel Ltd., Inc..................................   10/1/01      1,250,000     14.00       1,250,000
Scandia Technologies, Inc........................    4/9/01      1,825,000     14.00       1,825,000
Sheet Metal Specialties, Inc.....................   6/20/01        250,000     14.00         250,000
Sheet Metal Specialties, Inc.....................   12/4/01        211,750     12.00         211,750
SkillSearch Corporation..........................    2/5/98        496,000     13.00         499,349
SkillSearch Corporation..........................   3/10/97        150,000     14.00         150,000
Southern Specialty Brands, Inc...................   6/30/01      1,732,500     14.00       1,736,004
Sqwincher Corporation............................   1/31/00        500,000     13.50         500,000
Studley Products Corp............................  11/18/99        107,000     12.00         107,000
Studley Products Corp............................   12/1/99        440,800      8.00         440,800
Summit Publishing Group, Ltd.....................   3/17/99      1,485,000     12.00       1,493,500
Summit Publishing Group, Ltd.....................   7/26/01        625,000     14.00         625,000
Suncoast Medical Group, Inc......................   9/14/99        485,000     13.50         441,998
Suncoast Medical Group, Inc......................    6/7/00        495,000     14.00         445,913
Suncoast Medical Group, Inc......................   2/23/01        522,000     14.00         472,747
TCOM Systems, Inc................................    2/5/98        462,610      0.00         462,608
Tower Environmental, Inc.........................  11/30/98      2,440,000     10.00       1,601,990

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996



                                                                              COUPON
                                                                             INTEREST
                      LOANS                        MATURITY       COST         RATE      FAIR VALUE
-------------------------------------------------  --------   ------------   --------   ------------
Tower Environmental, Inc.........................   5/30/95   $    150,000     12.50%   $    150,000
Trade Am International, Inc......................   9/30/00      4,000,000     12.75       4,000,000
TRC Acquisition Corporation......................  10/21/01      1,000,000     13.50       1,000,000
UltraFab, Inc....................................   6/27/01      1,500,000     14.00       1,500,000
Unique Electronics, Inc..........................  11/30/99        600,000     10.67         600,000
Urethane Technologies, Inc.......................   3/16/01      1,636,520     13.50       1,697,100
Valdawn, LLC.....................................   4/13/00      2,399,974     13.50       2,400,000
Viking Moorings Acquisition, LLC.................  12/15/00      1,655,500     13.00       1,730,146
Virtual Resources Inc............................   8/16/01      3,000,000     14.00       3,000,000
Vista Information Solutions, Inc.................   4/30/01      2,032,157     13.50       2,086,736
WJ Holdings, Inc.................................  11/19/01      4,000,000     13.50       4,000,000
WWR Technology, Inc..............................   11/1/97        319,700     13.50         324,184
Zahren Alternative Power Corp....................   1/30/00        495,000     13.00         496,075
Zahren Alternative Power Corp....................  11/27/99      1,980,000     13.00       1,989,663
                                                              ------------              ------------
  Total Loans....................................             $227,313,284              $221,487,385
                                                              ============              ============

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996



                                                                          COST OR
                                                          NUMBER OF     CONTRIBUTED
                   EQUITY INTERESTS                        SHARES          VALUE      FAIR VALUE
------------------------------------------------------ ---------------  -----------   -----------
PUBLICLY TRADED INVESTMENTS(A)
National Vision Associates, Ltd. Common Stock.........         208,698  $ 1,771,149   $   802,180
Trans Global Services, Inc. Common
  Stock -- restricted.................................          28,088        5,300        37,685
Moovies, Inc. Common Stock -- locked up...............         156,110        1,561       566,874
Premiere Technologies, Inc. Common Stock..............         328,360            0     7,720,565
Cardiac Control Systems, Inc. Common
  Stock -- restricted.................................          50,000      250,000        52,500
Innotech, Inc. Common Stock...........................          65,530       20,000       474,273
American Network Exchange Common
  Stock -- restricted.................................         139,651       21,879       197,839
Educational Medical, Inc. Common
  Stock -- restricted.................................         108,198            0       817,346
FCOA Acquisition Corp. Common Stock -- restricted.....          94,335            0       597,084
QuadraMed Corporation Common Stock -- restricted......          25,700            0       180,275
QuadraMed Corporation Common Stock -- escrowed........           2,856            0             0
EQUITY INVESTMENTS IN PRIVATE COMPANIES
Skillsearch Corporation Common Stock..................           2,241      250,035       150,000
Potomac Group, Inc. Preferred Stock -- Series A.......         800,000    1,000,000     2,000,000
Potomac Group, Inc. Common Stock......................         479,115      289,779     1,299,038
Kentucky Kingdom, Inc. Common Stock...................          13,260      258,316     1,325,000
Golf Corporation of America, Inc. Common Stock........         100,000      100,000             0
International Risk Control, Inc. Preferred
  Stock -- Series A...................................         200,000       50,000        50,000
DentalCare Partners, Inc. Preferred Stock -- Series
  E...................................................         490,978      800,000       800,000
Unique Electronics, Inc. Preferred Stock -- Series
  A...................................................       1,000,000    1,000,000       880,000
Pipeliner Systems, Inc. Preferred Stock -- Series D...           5,000    1,000,000       900,000
Front Royal, Inc. Common Stock........................         110,000      275,000       275,000
NovaVision, Inc. Preferred Stock -- Series A..........       3,720,141    3,720,141     3,720,141
Fycon Technologies, Inc. Preferred Stock -- Series
  A...................................................          96,000       96,000             0
Virginia Gas Company Preferred Stock -- Series A......           2,000    2,000,000     2,000,000
Johnston County Cable, L.P. Class A Interest in
  L.P.................................................  11.11% of L.P.      100,000       100,000
Dalcon International, Inc. Series B Preferred Stock...         850,000      850,000       750,000
Zahren Alternative Power Corporation Common Stock.....             700      210,000       210,000
Zahren Alternative Power Corporation Preferred
  Stock...............................................             200      200,000       200,000
Electronic Merchant Services Series B Preferred
  Stock...............................................             163            0             0
PRA International, Inc. Common Stock..................          31,279      190,000       190,000
Caldwell/VSR Inc. Preferred Stock.....................             890      890,000       760,000
Precision Fixtures & Graphics, Inc. Preferred Stock...       1,500,000    1,500,000             0
Palco Telecom Service Common Stock....................         157,895        1,579       100,000
Studley Products Corp. Common Stock...................           2,204      220,400             0
Clearidge, Inc. Series A Preferred Stock..............      14,800,000    3,700,000     3,700,000
Gulfstream International Airlines, Inc. Series A
  Preferred Stock.....................................             216    3,000,000     3,000,000
Home Link, Inc. Preferred Stock.......................       1,000,000    1,000,000     1,000,000
Voice FX Corporation Common Stock.....................          24,078      110,001       110,001
                                                                        -----------   -----------
  Total Equity Interests..............................                  $24,881,140   $34,965,801
                                                                        ===========   ===========

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996



                                                                           COST OR
                                               NUMBER OF     PERCENTAGE  CONTRIBUTED
               STOCK WARRANTS                    SHARES      OWNERSHIP      VALUE        FAIR VALUE
-------------------------------------------- --------------  ---------   ------------   ------------
PUBLICLY TRADED COMPANIES (A)
American Network Exchange...................         13,988      0.00%   $          0   $          0
Cardiac Control Systems, Inc................        100,000      4.35               0        104,997
Consumat Systems, Inc.......................        250,000     20.00               0        229,688
Moovies, Inc................................         20,000      0.20               0              0
Multicom Publishing, Inc....................        163,791      2.80         800,000        138,540
Urethane Technologies, Inc..................        484,640      4.66         363,480         42,406
Vista Information Solutions, Inc............      1,247,582      5.00         467,843        491,235
Virginia Gas Company........................         54,163      1.52               0        278,034
Virginia Gas Company........................         54,163      1.52              54              0
PRIVATE COMPANIES
AB Plastics Holding Corporation.............        200,000     20.00               0              0
Affinity Corporation........................            550      9.67          20,000        385,000
Alternative Home Care.......................        163,695     13.00               0              0
Alvin Carter Holdings Corp..................      2% of Co.      2.00               0              0
American Corporate Literature...............        222,197     19.72          17,000         17,000
American Rockwool Acquisition Corp..........      1,100,000     11.00               0              0
Amscot Holdings, Inc........................          1,534     26.47               0              0
Argenbright Holdings LLC....................             18      3.50         750,000        375,000
Ashe Industries, Inc........................            225     17.14          20,000              0
Associated Response Services, Inc...........            370     35.20          14,000      1,000,000
Assured Power, Inc..........................            374     16.00               0              0
Auto Rental Systems, Inc....................        144,869      7.00               0              0
Avionics Systems, Inc.......................     15% of Co.     15.00               0              0
B & N Company, Inc..........................             33      4.00          40,000              0
BankCard Services Corporation...............        149,261     28.00           3,000              0
BiTec Southeast, Inc........................          1,480     15.00          21,000              0
Carter Kaplan Holdings, LLC.................     24% of LLC     24.00           6,100              0
C.J. Spirits, Inc...........................        180,000     10.00           7,500              0
Caldwell/VSR Inc............................            159     15.93               0              0
Cartech Holdings, Inc.......................        210,527     20.00               0              0
Cedaron Medical, Inc........................        173,981      4.25               0              0
CellCall, Inc...............................            358      1.35          10,000        125,000
CF Data Corp................................            257     20.50          17,500         17,500
Champion Glove Manufacturing Co., Inc.......        538,614      6.88               0              0
Clearidge, Inc..............................        449,039      9.32               0              0
CLS Corporation.............................        126,997      4.22               0              0
Colonial Investments, Inc...................            194     18.00               0              0
Continental Diamond Cutting Company.........            112     12.22               0              0
Corporate Flight Mgmt., Inc.................         66,315      6.63           3,500        100,000
Corporate Link, Inc.........................            190     16.00               0              0
CreditCorp and affiliates...................             52      5.00         461,000        461,000
Dalcon Technologies, Inc....................        250,000     20.00               0              0
Dalts, Inc..................................            125     25.00               0              0
Delaware Publishing Group, Inc..............          8,534     47.67          15,000        200,000
DentalCare Partners, Inc....................        666,022      4.98          10,000        290,000
Eastern Food Group LLC......................         17,647     15.00               0              0
Electronic Merchant Services................            430     12.50          12,500              0
Encore Orthopedics, Inc.....................        524,094      7.36         711,335      1,205,000

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996



                                                                           COST OR
                                               NUMBER OF     PERCENTAGE  CONTRIBUTED
               STOCK WARRANTS                    SHARES      OWNERSHIP      VALUE        FAIR VALUE
--------------------------------------------   ---------     ----------  -----------    ------------
Entek Scientific Corporation................        185,480      3.75%   $          0   $          0
Express Shipping Centers, Inc...............         73,752      5.09         552,402        552,402
Foodnet Holdings, LLC.......................          8.00%      8.00               0              0
Fortrend Engineering Corp...................        437,552      3.25               0              0
Front Royal, Inc............................        240,458      1.85               0        480,000
Fycon Technologies, Inc.....................         58,677     15.00               0              0
Fypro, Inc..................................        255,882     15.00               0              0
Gardner Wallcovering, Inc...................              2      2.00          15,000         15,000
General Materials Management Inc............        600,000     10.00               0              0
Generation 2 Worldwide LLC..................     30% of LLC     30.00               0              0
Global Finance & Leasing, Inc...............          5,000     25.00               0              0
Global Marine...............................          5,137     18.00               0              0
Gold Medal Products, Inc....................        102,370     32.77               0              0
Golf Corporation of America, Inc............        390,000     31.50               0              0
Golf Video, Inc.............................             98     49.50               0              0
Good Food Fast Companies, The...............        174,779     17.00               0              0
Gulfstream International Airlines, Inc......            271     21.00          10,000        140,000
H & H Acquisition Corporation...............          3,600     22.50               0              0
Home Link Services, Inc.....................        166,667     20.00               0              0
Horizon Medical Products, Inc...............          9,486      8.25               0              0
Hoveround Corporation.......................            850     10.00               0      1,135,000
HPC America, Inc............................              5      2.75          30,000         30,000
Hunt Incorporated...........................             44     10.00               0        100,000
Hunt Leasing & Rental Corporation...........            265     10.00               0        100,000
HTR, Inc....................................        849,381      6.00               0              0
I. Schneid Holdings LLC.....................     11% of LLC     11.00               0              0
ILD Communications..........................          5,429      3.20               0              0
In Store Services, Inc......................            429     12.50          12,000         12,000
Johnston County Cable L.P...................  27.5% of L.P.     27.50          10,000         10,000
K.W.C. Management Corp......................            794     24.40               0              0
Kentucky Kingdom, Inc.......................          6,132      2.00               0        610,000
Kryptonics, Inc.............................          1,255      6.40               0        400,000
Lane Acquisition Corporation................         11,667     10.00               0              0
Leisure Clubs International, Inc............            144     10.00          15,000         15,000
Lovett's Buffet, Inc........................        204,219      3.02               0        400,000
Mayo Hawaiian Corp..........................             81      7.50               0              0
MBA Marketing Corporation...................         11,100      4.29          18,000         18,000
McAuley's Incorporated......................             64      6.00               0              0
Metals Recycling Technologies Corp..........        257,801      5.00               0              0
Money Transfer Systems, Inc.................             94      8.50          10,000         10,000
Monogram Products, Inc......................          1,276      6.00          84,000         84,000
Moore Diversified Products, Inc.............             12     11.00               0              0
Multimedia Learning, Inc....................        131,697      8.10               0        800,000
Multi-Media Data Systems, Inc...............        259,072     20.00               0              0
NASC, Inc...................................          2,652     23.00               0              0
Nationwide Engine Supply, Inc...............      1,265,664     20.20          25,000         25,000
Novavision, Inc.............................        222,222     10.00               0              0
NRI Service and Supply, L.P.................    27.5% of LP     27.50          25,000         25,000
Orchid Manufacturing, Inc...................      1,219,047      2.61          40,000        600,000
P.A. Plymouth, Inc..........................         92,647     15.00               0              0

                  SIRROM CAPITAL CORPORATION AND SUBSIDIARIES



              CONSOLIDATED PORTFOLIO OF INVESTMENTS -- (CONTINUED)


                            AS OF DECEMBER 31, 1996



                                                                           COST OR
                                               NUMBER OF     PERCENTAGE  CONTRIBUTED
               STOCK WARRANTS                    SHARES      OWNERSHIP      VALUE        FAIR VALUE
--------------------------------------------   ---------     ----------  -----------    ------------
Paradigm Valve Services, Inc................         30,000     12.00%   $          0   $          0
Patton Management Corporation...............            426     10.00               0        185,000
PaySys International, Inc...................         30,000      2.68          10,000         10,000
PFIC Corporation............................          5,917      6.00               0              0
PRA International, Inc......................        117,298      3.63          20,000        685,000
Pipeliner Systems, Inc......................      2,080,000     20.55          20,000              0
Precision Fixtures & Graphics, Inc..........          2,602     51.00               0              0
Precision Panel Products, Inc...............            122      8.25          15,000         15,000
Pritchard Glass, Inc........................         12,500     25.00               0              0
Quest Group International, Inc..............         88,840     17.52         275,000        275,000
Radiant Systems, Inc........................        174,642      1.52         240,000        950,000
Radio Systems Corporation...................        162,167      8.13               0      1,000,000
Rynel Ltd., Inc.............................        390,517     15.00               0              0
Scandia Technologies, Inc...................            282     22.00               0              0
Sheet Metal Specialties, Inc................            538     35.00               0              0
SkillSearch Corporation.....................          2,381      7.59         254,000        150,000
Southern Specialty Brands, Inc..............         10,000     10.00          17,500         17,500
Sqwincher Corporation.......................            111     10.00               0        140,000
Suncoast Medical Group, Inc.................        580,159     23.00          25,000              0
Suprex Corporation..........................      1,058,179      3.45               0              0
Tower Environmental, Inc....................             82     10.07          20,000              0
Trade Am International, Inc.................        335,106      6.00               0              0
TRC Acquisition Corporation.................        375,000     12.50               0              0
UltraFab, Inc...............................        120,000     12.00               0              0
Unique Electronics, Inc.....................     20% of Co.     20.00               0              0
VanGard Communications Co., LLC.............     12% of LLC     12.00               0              0
VDI Acquisition Company, LLC................     21% of LLC     21.00              26             26
Viking Moorings Acquisition, LLC............    6.5% of LLC      6.50         344,500        344,500
Virtual Resources, Inc......................              8      7.50               0        250,000
Voice FX Corporation........................        233,112      7.10         176,000        450,000
WJ Holdings, Inc............................        250,000     25.00               0              0
Zahren Alternative Power Corporation........          1,247      6.54          25,000        400,000
                                                                         ------------   ------------
  Total Warrants............................                             $  6,059,240   $ 15,893,828
                                                                         ============   ============
OTHER INVESTMENTS(See Note 3)
Gates Communication, L.P. -- Anticipated
  royalty payments upon sale of assets......             --        --    $  1,389,628   $  1,289,628
Hancock Company -- Royalty stream from sale
  of Gitman brand name......................             --        --       1,900,000        600,000
HSA International, Inc. -- Anticipated
  proceeds from litigation..................             --        --       1,150,000      1,000,000
Capitalized workout expenses................             --        --         250,671        100,654
                                                                         ------------   ------------
  Total other investments...................                             $  4,690,299   $  2,990,282
                                                                         ============   ============
  Total Investments.........................                             $262,943,963   $275,337,296
                                                                         ============   ============

                                     PART C

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

1. FINANCIAL STATEMENTS.

     SIRROM CAPITAL CORPORATION

     Report of Independent Public Accountants


     Consolidated Balance Sheets as of December 31, 1995 and 1996



     Consolidated Statements of Operations for the Years Ended December 31, 1994, 1995 and 1996



     Consolidated Statements of Changes in Partners' Capital and Shareholders' Equity for the Years Ended December 31, 1994, 1995 and 1996



     Consolidated Statements of Cash Flows for the Years Ended December 31, 1994, 1995 and 1996


     Financial Highlights


        Per Share Data for the Years Ended December 31, 1995 and 1996



        Ratios/Supplemental Data for the Years Ended December 31, 1993, 1994,
           1995 and 1996



     Notes to Consolidated Financial Statements



     Quarterly Financial Information for the Years 1995 and 1996 (unaudited)


     Portfolio of Investments


        As of December 31, 1995



        As of December 31, 1996


2. EXHIBITS.

  a.    --   Amended and Restated Charter of the Company (incorporated by reference to Exhibit
             3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending
             September 30, 1996), filed with the Commission on November 14, 1996)
  b.1   --   Bylaws of the Company (incorporated by reference to exhibit b. contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  b.2   --   Amendment No. 1 to Bylaws (incorporated by reference to the Registrant's Quarterly
             Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  d.1   --   Specimen form of Common Stock Certificate (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form
             N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  d.2   --   Instruments defining rights of holders of securities: See Paragraph 6 of the
             Company's Amended and Restated Charter (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending September 30,
             1996, filed with the Commission on November 14, 1996)
  d.3   --   Equity Holders Agreement dated as of November 1, 1994 by and among the Partnership and the other signatories thereto (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  d.4   --   Registration Rights Agreement dated February 1, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on
             Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  e.    --   Dividend Reinvestment Plan of the Company (incorporated by reference to the
             Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)

  f.1   --   Fourth Amended and Restated Loan Agreement dated as of August 16, 1996, by and among SII, as borrower, the Company, as guarantor, the lenders referred to herein, and First Union National Bank of Tennessee, as Agent (incorporated by reference to
             Exhibit 7.1 to SII's Post- Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.2   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $27,500,000, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.2 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.3   --   Revolving Credit Note dated August 16, 1996, in the principal amount of
             $10,000,000, made by SII in favor of Amsouth Bank of Tennessee (incorporated by reference to Exhibit 7.3 to SII's Post-Effective Amendment No. 1 to Registration
             Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7,
             1996)
  f.4   --   Revolving Credit Note dated August 16, 1996, in the principal amount of $7,500,000, made by SII in favor of First American National Bank (incorporated by reference to
             Exhibit 7.4 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.5   --   Amended and Restated Swingline Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Union National Bank of Tennessee
             (incorporated by reference to Exhibit 7.5 to SII's Post-Effective Amendment No. 1
             to Registration Statement on Form N-5 (File No. 811-7779), filed with the
             Commission on November 7, 1996)
  f.6   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Tennessee Bank
             National Association (incorporated by reference to Exhibit 7.6 to SII's
             Post-Effective Amendment No. 1 to Registration Statement on Form N-5 (File No.
             811-7779), filed with the Commission on November 7, 1996)
  f.7   --   Third Amended and Restated Security Agreement dated August 16, 1996, by and between
             SII and First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.7 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.8   --   Amended and Restated Borrower Pledge Agreement dated August 16, 1996, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.8 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.9   --   Amended and Restated Security Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.10 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.10  --   Amended and Restated Pledge Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.11 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.11  --   Guaranty Agreement dated August 16, 1996 by and between the Company and the SBA
             (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the
             period ending September 30, 1996, filed with the Commission on November 14, 1996)
 *f.12  --   Master Trust Indenture and Security Agreement Supplement dated as of December 31,
             1996, by and between SFC as Issuer, the Company as Servicer, First Trust National
             Association as Trustee and ING Baring (U.S.) Capital Markets, Inc.
  f.13  --   Revolving Note, Series 1996-1 dated December 31, 1996, with a principal amount of
             $100,000,000 made by SFC in favor of First Trust National Association
 *f.14  --   Loan Sale and Contribution Agreement dated as of December 31, 1996, by and between the Company as Originator and Servicer and SFC as Buyer
 *f.15  --   Custodial Agreement dated as of December 31, 1996, by and among SFC, the Company,
             First Trust National Association and ING Baring (U.S.) Capital Markets, Inc.
 *f.16  --   Backup Servicing Agreement dated as of December 31, 1996, by and among First Trust
             National Association, the Company and ING Baring (U.S.) Capital Markets, Inc.

 *f.17  --   Fee Agreement dated as of December 31, 1996, by and among the Company, SFC, and ING
             Baring (U.S.) Capital Markets, Inc.
 *f.18  --   ISDA Master Agreement dated as of November 26, 1996, by and between the Company and
             NationsBank, N.A.
 *f.19  --   Master Trust Indenture and Security Agreement dated as of December 31, 1996, by and among SFC as Issuer, the Company as Servicer and First Trust National Association
             as Trustee (previously filed as Exhibit k.3 to this Registration Statement)
  h.1   --   Form of Underwriting Agreement
  h.2   --   Form of Agreement among International Underwriters
  h.3   --   Form of Agreement between U.S. and International Underwriters
  h.4   --   Form of International Dealer Agreement
  i.1   --   Amended and Restated 1994 Employee Stock Option Plan of the Company (incorporated by reference to the corresponding exhibit contained in the Registrant's
             Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the
             Commission on November 23, 1994)
  i.2   --   Form of Indemnification Agreement (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  i.3   --   1995 Stock Option Plan for Non-Employee Directors (incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-95394), filed with the Commission on August 3, 1995)
  i.4   --   1996 Incentive Stock Option (incorporated by reference to Exhibit 10.3 in the
             Registrant's Financial Report on Form 10-K for the year ended December 31, 1995, filed with the Commission on March 29, 1996)
  j.1   --   Custodial Services Agreement with First American Trust Company dated March 13, 1992
             (incorporated by reference to the corresponding exhibit contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  j.2   --   Custodial Services Agreement Supplement with First American Trust Company dated
             January 16, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as amended (File No.
             33-86680), filed with the Commission on November 23, 1994)
  k.1   --   ISDA Master Agreement dated as of September 13, 1995, by and between the Company and First Union National Bank (incorporated by reference to the Company's Quarterly
             Report on Form 10-Q for the period ending September 30, 1995 filed with the
             Commission on November 15, 1995)
  k.2   --   Acquisition Agreement by and among the Company, Sirrom Capital Acquisition
             Corporation, Sirrom, Ltd., Harris Williams & Co., L.P. and Harris Williams & Co.
             dated as of May 16, 1996 (incorporated by reference to Exhibit k.9 to the Company's
             Registration Statement on Form N-2 (File No. 333-4023), filed with the Commission on May 17, 1996)
  k.3   --   Joint Venture Agreement dated as of January 17, 1997 by and among the Company, TD and SCC Canada, Inc.
  l.    --   Opinion of Bass, Berry & Sims PLC
  n.1   --   Consent of Arthur Andersen LLP
  n.2   --   Consent of Bass, Berry & Sims PLC (included in Exhibit 1)
 *r.    --   Financial Data Schedule (for SEC use only)


---------------


  * Previously filed as an exhibit to this Registration Statement.


(c) Not applicable

ITEM 25.  MARKETING ARRANGEMENTS


     The information contained under the heading "Underwriters" on pages 57 through 60 of the Prospectus is incorporated herein by this reference.


     In connection with this Offering, the Underwriters may over-allot or effect transactions which stabilize or maintain the market price of the Common Stock at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


SEC registration fee..............................................................  $ 35,000
NASD fee..........................................................................  $ 12,000*
Nasdaq additional listing fee.....................................................  $ 17,500
Accounting fees and expenses......................................................  $125,000*
Legal fees and expenses...........................................................  $135,000*
Printing and engraving............................................................  $225,000*
Miscellaneous fees and expenses...................................................  $ 45,500*
                                                                                    --------
          Total...................................................................  $595,000*
                                                                                    ========


---------------

*Estimated for filing purposes.

     All of the expenses set forth above shall be borne by the Company.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

     Sirrom Investments, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company. Harris Williams & Co., a Virginia corporation, is a wholly-owned subsidiary of the Company. Sirrom Funding Corporation, a Delaware corporation, is a wholly-owned subsidiary of the Company. Tandem Capital, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company. SCCGS, Inc., a Tennessee corporation, is a wholly-owned subsidiary of the Company.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.


     The following table sets forth the number of record holders of the Company's Common Stock as of December 31, 1996.


                                                                                   NUMBER OF
                                TITLE OF CLASS                                   RECORD HOLDERS
-------------------------------------------------------------------------------  --------------
Common Stock, no par value.....................................................        169

ITEM 29.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Tennessee Business Corporation Act ("TBCA") provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if (i) such person acted in good faith; (ii) in the case of conduct in an official capacity, the director or officer reasonably believed such conduct was in the corporation's best interests; (iii) in all other cases, the director or officer reasonably believed that his conduct was not opposed to the best interests of the corporation; and (iv) in connection with any criminal proceeding, the director or officer had no reasonable cause to believe his conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged liable to the corporation. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that such personal benefit was improperly received. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his status as an officer or director of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. Notwithstanding the foregoing, the TBCA provides that a court of competent jurisdiction, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that (i) he was adjudged liable to the corporation in a proceeding by or in right of the corporation; (ii) he was adjudged liable on the basis that a personal benefit was improperly received by him; or (iii) he breached his duty of care to the corporation.

     The Company's Charter provides that to the fullest extent permitted by Tennessee law, no director shall be personally liable to the Company or its shareholders for monetary damages for breach of any fiduciary duty as a director. Under the TBCA, this charter provision relieves the Company's directors from personal liability to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability arising from a judgment or other final adjudication establishing (i) a breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful distributions; or (iv) receipt of an improper personal benefit. In addition, the Company's Bylaws provide that each director or officer of the Company shall be indemnified by the Company to the fullest extent allowed by Tennessee law.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

     Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

ITEM 32.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 33.  UNDERTAKINGS.

     The Registrant hereby undertakes:

          (a) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement.

          (b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (c) that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of its Charter and Bylaws permitting indemnification, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, and State of Tennessee, on the 22nd day of January, 1997.


                                          Sirrom Capital Corporation

                                          By:    /s/ GEORGE M. MILLER, II
                                            ------------------------------------
                                                    George M. Miller, II

                                                Chief Executive Officer and
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.


                    NAME                                    TITLE                     DATE
---------------------------------------------   -----------------------------   -----------------


                      *                         Chairman of the Board and        January 22, 1997
---------------------------------------------     Director
          John A. Morris, Jr., M.D.

          /s/ GEORGE M. MILLER, II              Chief Executive Officer,         January 22, 1997
---------------------------------------------     President and Director
            George M. Miller, II                  (Principal Executive
                                                  Officer)

                      *                         Chief Financial Officer          January 22, 1997
---------------------------------------------     (Principal Financial and
              Carl W. Stratton                    Accounting Officer)

                      *                         Director                         January 22, 1997
---------------------------------------------
              E. Townes Duncan

                      *                         Director                         January 22, 1997
---------------------------------------------
              William D. Eberle

                      *                         Director                         January 22, 1997
---------------------------------------------
              Edward J. Mathias

                      *                         Director                         January 22, 1997
---------------------------------------------
            Robert A. McCabe, Jr.

                      *                         Director                         January 22, 1997
---------------------------------------------
           Raymond H. Pirtle, Jr.

                      *                         Director                         January 22, 1997
---------------------------------------------
              L. Edward Wilson

        *By: /s/ GEORGE M. MILLER, II
---------------------------------------------
            George M. Miller, II
              Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  a.    --   Amended and Restated Charter of the Company (incorporated by reference to Exhibit
             3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending
             September 30, 1996), filed with the Commission on November 14, 1996)
  b.1   --   Bylaws of the Company (incorporated by reference to exhibit b. contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  b.2   --   Amendment No. 1 to Bylaws (incorporated by reference to the Registrant's Quarterly
             Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  d.1   --   Specimen form of Common Stock Certificate (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form
             N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  d.2   --   Instruments defining rights of holders of securities: See Paragraph 6 of the
             Company's Amended and Restated Charter (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending September 30,
             1996, filed with the Commission on November 14, 1996)
  d.3   --   Equity Holders Agreement dated as of November 1, 1994 by and among the Partnership and the other signatories thereto (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  d.4   --   Registration Rights Agreement dated February 1, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on
             Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23,
             1994)
  e.    --   Dividend Reinvestment Plan of the Company (incorporated by reference to the
             Registrant's Quarterly Report on Form 10-Q for the period ended March 30, 1995 filed with the Commission on May 12, 1995)
  f.1   --   Fourth Amended and Restated Loan Agreement dated as of August 16, 1996, by and among SII, as borrower, the Company, as guarantor, the lenders referred to herein, and First Union National Bank of Tennessee, as Agent (incorporated by reference to
             Exhibit 7.1 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.2   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $27,500,000, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to Exhibit 7.2 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.3   --   Revolving Credit Note dated August 16, 1996, in the principal amount of
             $10,000,000, made by SII in favor of Amsouth Bank of Tennessee (incorporated by reference to Exhibit 7.3 to SII's Post-Effective Amendment No. 1 to Registration
             Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7,
             1996)
  f.4   --   Revolving Credit Note dated August 16, 1996, in the principal amount of $7,500,000, made by SII in favor of First American National Bank (incorporated by reference to
             Exhibit 7.4 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.5   --   Amended and Restated Swingline Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Union National Bank of Tennessee
             (incorporated by reference to Exhibit 7.5 to SII's Post-Effective Amendment No. 1
             to Registration Statement on Form N-5 (File No. 811-7779), filed with the
             Commission on November 7, 1996)

EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  f.6   --   Fourth Amended and Restated Revolving Credit Note dated August 16, 1996, in the principal amount of $5,000,000, made by SII in favor of First Tennessee Bank
             National Association (incorporated by reference to Exhibit 7.6 to SII's
             Post-Effective Amendment No. 1 to Registration Statement on Form N-5 (File No.
             811-7779), filed with the Commission on November 7, 1996)
  f.7   --   Third Amended and Restated Security Agreement dated August 16, 1996, by and between
             SII and First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.7 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.8   --   Amended and Restated Borrower Pledge Agreement dated August 16, 1996, made by SII in favor of First Union National Bank of Tennessee (incorporated by reference to
             Exhibit 7.8 to SII's Post-Effective Amendment No. 1 to Registration Statement on
             Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.9   --   Amended and Restated Security Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.10 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.10  --   Amended and Restated Pledge Agreement dated as of August 16, 1996, by and between
             SII and the SBA (incorporated by reference to Exhibit 7.11 to SII's Post-Effective
             Amendment No. 1 to Registration Statement on Form N-5 (File No. 811-7779), filed with the Commission on November 7, 1996)
  f.11  --   Guaranty Agreement dated August 16, 1996 by and between the Company and the SBA
             (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the
             period ending September 30, 1996, filed with the Commission on November 14, 1996)
 *f.12  --   Master Trust Indenture and Security Agreement Supplement dated as of December 31,
             1996, by and between SFC as Issuer, the Company as Servicer, First Trust National
             Association as Trustee and ING Baring (U.S.) Capital Markets, Inc.
  f.13  --   Revolving Note, Series 1996-1 dated December 31, 1996, with a principal amount of
             $100,000,000 made by SFC in favor of First Trust National Association
 *f.14  --   Loan Sale and Contribution Agreement dated as of December 31, 1996, by and between the Company as Originator and Servicer and SFC as Buyer
 *f.15  --   Custodial Agreement dated as of December 31, 1996, by and among SFC, the Company,
             First Trust National Association and ING Baring (U.S.) Capital Markets, Inc.
 *f.16  --   Backup Servicing Agreement dated as of December 31, 1996, by and among First Trust
             National Association, the Company and ING Baring (U.S.) Capital Markets, Inc.
 *f.17  --   Fee Agreement dated as of December 31, 1996, by and among the Company, SFC, and ING
             Baring (U.S.) Capital Markets, Inc.
 *f.18  --   ISDA Master Agreement dated as of November 26, 1996, by and between the Company and
             NationsBank, N.A.
 *f.19  --   Master Trust Indenture and Security Agreement dated as of December 31, 1996, by and among SFC as Issuer, the Company as Servicer and First Trust National Association
             as Trustee (previously filed as Exhibit k.3 to this Registration Statement)
  h.1   --   Form of Underwriting Agreement
  h.2   --   Form of Agreement among International Underwriters
  h.3   --   Form of Agreement between U.S. and International Underwriters
  h.4   --   Form of International Dealer Agreement
  i.1   --   Amended and Restated 1994 Employee Stock Option Plan of the Company (incorporated by reference to the corresponding exhibit contained in the Registrant's
             Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the
             Commission on November 23, 1994)

EXHIBIT
NUMBER                                           DESCRIPTION
------       -----------------------------------------------------------------------------------
  i.2   --   Form of Indemnification Agreement (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33- 86680), filed with the Commission on November 23, 1994)
  i.3   --   1995 Stock Option Plan for Non-Employee Directors (incorporated by reference to the corresponding exhibit in the Registrant's Registration Statement on Form N-2, as
             amended (File No. 33-95394), filed with the Commission on August 3, 1995)
  i.4   --   1996 Incentive Stock Option (incorporated by reference to Exhibit 10.3 in the
             Registrant's Financial Report on Form 10-K for the year ended December 31, 1995, filed with the Commission on March 29, 1996)
  j.1   --   Custodial Services Agreement with First American Trust Company dated March 13, 1992
             (incorporated by reference to the corresponding exhibit contained in the
             Registrant's Registration Statement on Form N-2, as amended (File No. 33-86680), filed with the Commission on November 23, 1994)
  j.2   --   Custodial Services Agreement Supplement with First American Trust Company dated
             January 16, 1995 (incorporated by reference to the corresponding exhibit contained in the Registrant's Registration Statement on Form N-2, as amended (File No.
             33-86680), filed with the Commission on November 23, 1994)
  k.1   --   ISDA Master Agreement dated as of September 13, 1995, by and between the Company and First Union National Bank (incorporated by reference to the Company's Quarterly
             Report on Form 10-Q for the period ending September 30, 1995 filed with the
             Commission on November 15, 1995)
  k.2   --   Acquisition Agreement by and among the Company, Sirrom Capital Acquisition
             Corporation, Sirrom, Ltd., Harris Williams & Co., L.P. and Harris Williams & Co.
             dated as of May 16, 1996 (incorporated by reference to Exhibit k.9 to the Company's
             Registration Statement on Form N-2 (File No. 333-4023), filed with the Commission on May 17, 1996)
  k.3   --   Joint Venture Agreement dated as of January 17, 1997 by and among the Company, TD and SCC Canada, Inc.
  l.    --   Opinion of Bass, Berry & Sims PLC
  n.1   --   Consent of Arthur Andersen LLP
  n.2   --   Consent of Bass, Berry & Sims PLC (included in Exhibit 1)
  r.    --   Financial Data Schedule (for SEC use only)


---------------


  * Previously filed as an exhibit to this Registration Statement

(c) Not applicable